UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05452)

Exact name of registrant as specified in charter:	Putnam Premier Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	July 31, 2017

Date of reporting period:	August 1, 2016 — July 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Premier Income Trust

Annual report
7 | 31 | 17

Income funds invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
PPT

Putnam
Premier Income
Trust

Annual report
7 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value when interest rates decline and decline in value when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific sector, issuer, or industry. These and other factors may also lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund. The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

Message from the Trustees

September 14, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped to fuel financial markets in 2017, and global stock and bond markets have generally fared well. At the same time, however, a number of macroeconomic and geopolitical risks around the world could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to announce some changes to your fund’s Board of Trustees. First, we are pleased to welcome the arrival of Catharine Bond Hill and Manoj P. Singh, who bring extensive professional and directorship experience to their new roles as Putnam Trustees. In addition, we would like to extend our appreciation and best wishes to Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who retired from the Board, effective June 30, 2017. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

When Putnam Premier Income Trust was launched in 1988, its three-pronged focus on U.S. investment-grade bonds, high-yield corporate bonds, and non-U.S. bonds was considered innovative.

In the more than 25 years since then, the fixed-income landscape has undergone a dramatic transformation, but the spirit of ingenuity that helped launch the fund is still with it today.

A veteran portfolio management team

The fund’s managers strive to build a well-diversified portfolio that carefully balances risk and return, targeting opportunities in interest rates, credit, mortgages, and currencies from across the full spectrum of the global bond markets.

2 Premier Income Trust

Diversified holdings across a wide range of security types and market sectors

INVESTMENT ALLOCATIONS BY SECURITY TYPE

Securitized
76.9%
Credit
33.2%
Government
10.6%
Equity
0.1%
Cash and net other assets
6.9%

INVESTMENT ALLOCATIONS BY SECTOR

Commercial MBS
25.6%
High-yield corporate bonds
23.4%
Agency CMO
21.5%
Agency pass-through
17.3%
Emerging-market bonds
13.2%
Non-agency residential MBS
12.5%
International Treasury/agency
3.2%
Bank loans
2.1%
Investment-grade corporate bonds
1.9%
Equity investments
0.1%
Cash and net other assets
6.9%

Allocations are shown as a percentage of the fund’s net assets as of 7/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Premier Income Trust 3

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and net asset value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at NAV. See below and pages 12–13 for additional performance information, including fund returns at market price. Index and Lipper results should be compared with fund performance at NAV.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 7/31/17. See above and pages 12–13 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 Premier Income Trust

Bill is Chief Investment Officer, Fixed Income, at Putnam. He has an M.B.A. from the Haas School of Business at the University of California, Berkeley, and a B.A. from the University of California, San Diego. Bill joined Putnam in 1994 and has been in the investment industry since 1988.

In addition to Bill, your fund’s portfolio managers are Michael J. Atkin; Robert L. Davis, CFA; Brett S. Kozlowski, CFA; Michael V. Salm; and Paul D. Scanlon, CFA.

Bill, what was the fund’s investment environment like during the 12-month reporting period ended July 31, 2017?

It was a supportive environment for riskier assets and a favorable backdrop for the fund’s multisector approach. I’m happy to report that all our primary strategies contributed something to the fund’s absolute performance.

The U.S. economy posted solid growth in the second half of 2016, then registered lower-than-expected results in the first quarter of 2017. Growth rebounded in 2017’s second quarter, repeating a pattern that we’ve seen over the past two years: weak growth in the winter followed by stronger growth in the spring and summer. For the second quarter, U.S. gross domestic product [GDP] grew at a 2.6% annual rate, according to the Commerce Department.

The second-quarter 2017 GDP report showed that consumer spending rose at a 2.8% pace, an improvement from the first quarter’s 1.9% rate. Corporate spending also was upbeat, as nonresidential fixed investment grew 5.2% in the second quarter. While that was down from 7.2% in the previous quarter, it was still one of the best readings since 2014.

Premier Income Trust 5

Credit qualities are shown as a percentage of the fund’s net assets as of 7/31/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

The Federal Reserve raised its target for short-term interest rates three times during the period — in December, March, and June — signaling the end of its ultra-accommodative monetary policy. As of period-end, the federal funds rate was in a range of 1.00% to 1.25%, up from 0.25% to 0.50% at the beginning of the period. The Fed indicated that it may raise the rate again before the end of 2017, depending on how the economy performs. The central bank also revealed plans for beginning to reduce its $4.5 trillion portfolio of U.S. Treasuries and agency mortgage-backed securities that it accumulated in the years following the financial crisis. The Fed’s stated goal is to reduce its portfolio in a gradual and predictable manner to avoid creating market strains.

The benchmark 10-year Treasury yield spiked in November following the U.S. presidential election, then oscillated in a narrow range until reaching a period high of 2.63% on March 13. It then trended lower during the remainder of the period, ending at 2.30%.

After strengthening to a 14-year high in early January, the U.S. dollar declined steadily over the balance of the period. The dollar’s recent weakness is partly attributable to improved stability in the rest of the world, particularly Europe. After years of repeated fiscal and political crises, Europe’s growth so far in 2017 has slightly outpaced that of the United States. The euro was boosted as stronger economic growth gave European Central Bank [ECB] officials confidence to contemplate reducing their stimulus measures.

The fund outpaced its benchmark by a sizable margin during the period. What factors bolstered relative performance?

With respect to relative performance, I think it’s important to point out that the fund’s benchmark comprises U.S. Treasury and

6 Premier Income Trust

government-agency securities. These areas of the market were hampered by rising interest rates and investor preference for securities offering greater potential return in exchange for higher risk. The fund, on the other hand, benefited from a variety of out-of-benchmark holdings, most notably high-yield corporate bonds and mortgage-credit securities.

Please tell us more about specific investments that fueled the fund’s results.

An allocation to high-yield bonds was one of the biggest contributors. Various factors bolstered high-yield corporate credit, including stronger economic growth; expectations that growth in 2017 could potentially benefit if the Trump administration launches more-robust fiscal policy; strong corporate earnings; stabilizing commodity prices; and low default expectations.

Within mortgage credit, holdings of agency credit risk-transfer securities [CRT] also provided a major boost to performance. CRT benefited from strong demand, driven by a combination of relatively high yields, high-quality collateral, and rising prices for residential real estate. Furthermore, an increasing number of institutional investment managers are embracing CRT as an additional area of opportunity within the mortgage market.

Elsewhere within mortgage credit, an allocation to non-agency residential mortgage-backed securities [RMBS] was a further contributor, led by positions in pay-option adjustable-rate mortgage-backed securities. Non-agency RMBS were aided by improving fundamentals in the housing market: declining loan-to-value ratios and delinquency rates, along with more borrowers staying current on their loans after mortgage modifications.

This table shows the fund’s top holdings across three key sectors and the percentage of the fund’s net assets that each represented as of 7/31/17. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Premier Income Trust 7

Which other strategies or holdings helped performance?

Our interest-rate and yield-curve positioning in the United States was another notable contributor. In an effort to de-emphasize interest-rate risk, we kept the portfolio’s duration — a key measure of interest-rate sensitivity — below zero for much of the period. This strategy was particularly helpful in November when intermediate- and long-term Treasury yields rose sharply in response to the U.S. presidential election outcome and the incoming Trump administration’s proposed fiscal policy.

Internationally, our holdings of Greek government debt proved additive. Early in the period, Greece’s bonds rallied on increased investor optimism that the country’s debt might be included in the ECB’s bond purchase program. These positions also performed well in June when Greece’s creditors agreed to release the next tranche of the country’s €86 billion ($96.5 billion) bailout.

Investments in emerging-market [EM] debt were another productive part of the portfolio. Early on, EM bonds performed well, as low yields globally drove investors to the higher yields offered by issuers in developing markets. Headwinds arose after the U.S. election, due to protectionist policy rhetoric by President Trump. However, the sector responded positively to higher oil prices during the first quarter of 2017. Within the portfolio, positions in Brazil, Argentina, Russia, and Mexico added the most value.

Lastly, our active currency and mortgage prepayment strategies modestly aided performance.

How did you use derivatives during the period?

We used bond futures and interest-rate swaps to take tactical positions at various points along the yield curve, to hedge the risk associated with the fund’s yield-curve positioning, and to

This chart shows how the fund’s sector weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding.

Allocations may not total 100% because the table includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

8 Premier Income Trust

gain exposure to rates in various countries. In addition, we employed interest-rate swaps and options to hedge the interest-rate and prepayment risks associated with our holdings of collateralized mortgage obligations [CMOs], and to help manage overall downside risk. Lastly, we utilized currency forward contracts to hedge the foreign exchange risk associated with non-U.S. bonds and to efficiently gain exposure to foreign currencies.

What is your near-term outlook?

President Trump and his cabinet, as well as members of Congress, have spoken a great deal about various policy proposals for regulatory and income tax reform, as well as the potential for increased infrastructure spending. And attempts have been made to repeal and replace the Affordable Care Act. Thus far, however, none of these programs have been fully approved and implemented. We expect that some of these initiatives may eventually come to fruition, but the process is likely to be slow.

The U.S. unemployment rate was at 4.3% in July 2017, a 16-year low. Now that the economy has reached what economists generally consider to be full employment, wage pressures could start to build as businesses compete for scarcer workers. So far, however, wage increases have been modest and we have not seen the uptick in inflation that conventional wisdom would suggest.

Globally, we think more central banks may begin to seriously consider raising interest rates. For example, in light of recent upside surprises in growth and inflation data, we think the ECB may soon be in a position to begin gradually reducing its highly accommodative policy.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Premier Income Trust 9

Given this outlook, how do you plan to position the fund?

As of period-end, the fund’s duration was modestly below zero. We plan to be somewhat flexible regarding the fund’s duration positioning as we monitor developments among central banks around the world.

Overall, we expect to continue de-emphasizing interest-rate risk as we seek opportunities in mortgage credit and in prepayment-sensitive areas of the market that we believe offer relative value. We find prepayment risk attractive partly because mortgage-lending standards remain relatively tight. In our view, current lending standards are likely to constrain a widespread refinancing trend, which may be supportive to sectors such as agency CMOs.

We also plan to continue our efforts to capitalize on expanding opportunities in the agency CRT sector. We also like commercial mortgage-backed securities due to what we consider to be attractive spreads available with those bonds.

Thanks for your time and for bringing us up to date, Bill.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk. Statements in the Q&A concerning the fund’s performance or portfolio composition relative to those of the fund’s Lipper peer group may reference information produced by Lipper Inc. or through a third party.

10 Premier Income Trust

HOW CLOSED-END FUNDS DIFFER FROM OPEN-END FUNDS

Closed-end funds and open-end funds share many common characteristics but also have some key differences that you should understand as you consider your portfolio strategies.

More assets at work Open-end funds are subject to ongoing sales and redemptions that can generate transaction costs for long-term shareholders. Closed-end funds, however, are typically fixed pools of capital that do not need to hold cash in connection with sales and redemptions, allowing the funds to keep more assets actively invested.

Traded like stocks Closed-end fund shares are traded on stock exchanges and, as a result, their prices fluctuate because of the influence of several factors.

They have a market price Like an open-end fund, a closed-end fund has a per-share net asset value (NAV). However, closed-end funds also have a “market price” for their shares — which is how much you pay when you buy shares of the fund, and how much you receive when you sell them.

When looking at a closed-end fund’s performance, you will usually see that the NAV and the market price differ. The market price can be influenced by several factors that cause it to vary from the NAV, including fund distributions, changes in supply and demand for the fund’s shares, changing market conditions, and investor perceptions of the fund or its investment manager. A fund’s performance at market price typically differs from its results at NAV.

Premier Income Trust 11

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended July 31, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares.

Fund performance Total return for periods ended 7/31/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year

NAV	6.75%	66.02%	5.20%	27.04%	4.90%	6.09%	1.99%	11.48%

Market price	6.89	91.62	6.72	29.13	5.25	18.34	5.77	21.30

Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees and administrative expenses.

Comparative index returns For periods ended 7/31/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year

Bloomberg Barclays
Government Bond Index	5.95%	45.26%	3.80%	5.82%	1.14%	6.44%	2.10%	–2.40%

Lipper General Bond
Funds (closed-end)	7.48	129.32	8.09	43.85	7.28	19.64	6.07	12.09
category average*

Index and Lipper results should be compared to fund performance at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 7/31/17, there were 33, 28, 23, 18, and 3 funds, respectively, in this Lipper category.

12 Premier Income Trust

Fund price and distribution information For the 12-month period ended 7/31/17

Distributions

Number		12

Income		$0.312

Capital gains		—

Total		$0.312

Share value	NAV		Market price

7/31/16	$5.28		$4.72

7/31/17	5.56		5.39

Current dividend rate*	5.61%		5.79%

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

* Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by NAV or market price at end of period.

Fund performance as of most recent calendar quarter Total return for periods ended 6/30/17

	Annual
	average
	Life of
	fund (since		Annual		Annual		Annual
	2/29/88)	10 years	average	5 years	average	3 years	average	1 year

NAV	6.74%	63.50%	5.04%	29.58%	5.32%	5.83%	1.91%	12.81%

Market price	6.92	81.64	6.15	36.97	6.49	17.50	5.52	22.80

See the discussion following the fund performance table on page 12 for information about the calculation of fund performance.

Premier Income Trust 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike regular agency pass-throughs, the principal invested in CRT is not backed by Fannie Mae or Freddie Mac. To compensate investors for this risk, CRT typically offers a higher yield than conventional pass-through securities. Similar to CMBS, CRT is structured into various tranches offering different levels of risk and yield based on the underlying reference pool.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

14 Premier Income Trust

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding share repurchase program

In September 2016, the Trustees of your fund approved the renewal of a share repurchase program that had been in effect since 2005. This renewal allows your fund to repurchase, in the 12 months beginning October 8, 2016, up to 10% of the fund’s common shares outstanding as of October 7, 2016.

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Premier Income Trust 15

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of July 31, 2017, Putnam employees had approximately $501,000,000 and the Trustees had approximately $88,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 Premier Income Trust

Summary of Putnam Closed-End Funds’ Amended and Restated Dividend Reinvestment Plans

Putnam High Income Securities Fund, Putnam Managed Municipal Income Trust, Putnam Master Intermediate Income Trust, Putnam Municipal Opportunities Trust and Putnam Premier Income Trust (each, a “Fund” and collectively, the “Funds”) each offer a dividend reinvestment plan (each, a “Plan” and collectively, the “Plans”). If you participate in a Plan, all income dividends and capital gain distributions are automatically reinvested in Fund shares by the Fund’s agent, Putnam Investor Services, Inc. (the “Agent”). If you are not participating in a Plan, every month you will receive all dividends and other distributions in cash, paid by check and mailed directly to you.

Upon a purchase (or, where applicable, upon registration of transfer on the shareholder records of a Fund) of shares of a Fund by a registered shareholder, each such shareholder will be deemed to have elected to participate in that Fund’s Plan. Each such shareholder will have all distributions by a Fund automatically reinvested in additional shares, unless such shareholder elects to terminate participation in a Plan by instructing the Agent to pay future distributions in cash. Shareholders who were not participants in a Plan as of January 31, 2010, will continue to receive distributions in cash but may enroll in a Plan at any time by contacting the Agent.

If you participate in a Fund’s Plan, the Agent will automatically reinvest subsequent distributions, and the Agent will send you a confirmation in the mail telling you how many additional shares were issued to your account.

To change your enrollment status or to request additional information about the Plans, you may contact the Agent either in writing, at P.O. Box 8383, Boston, MA 02266-8383, or by telephone at 1-800-225-1581 during normal East Coast business hours.

How you acquire additional shares through a Plan If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is greater than or equal to their net asset value per share on the payment date for a distribution, you will be issued shares of the Fund at a value equal to the higher of the net asset value per share on that date or 95% of the market price per share on that date.

If the market price per share for your Fund’s shares (plus estimated brokerage commissions) is less than their net asset value per share on the payment date for a distribution, the Agent will buy Fund shares for participating accounts in the open market. The Agent will aggregate open-market purchases on behalf of all participants, and the average price (including brokerage commissions) of all shares purchased by the Agent will be the price per share allocable to each participant. The Agent will generally complete these open-market purchases within five business days following the payment date. If, before the Agent has completed open-market purchases, the market price per share (plus estimated brokerage commissions) rises to exceed the net asset value per share on the payment date, then the purchase price may exceed the net asset value per share, potentially resulting in the acquisition of fewer shares than if the distribution had been paid in newly issued shares.

How to withdraw from a Plan Participants may withdraw from a Fund’s Plan at any time by notifying the Agent, either in writing or by telephone. Such withdrawal will be effective immediately if notice is received by the Agent with sufficient time prior to any distribution record date; otherwise, such withdrawal will be effective with respect to any subsequent distribution following notice of withdrawal. There is no penalty for withdrawing from or not participating in a Plan.

Plan administration The Agent will credit all shares acquired for a participant under a Plan to the account in which the participant’s common shares are held. Each participant will

Premier Income Trust 17

be sent reasonably promptly a confirmation by the Agent of each acquisition made for his or her account.

About brokerage fees Each participant pays a proportionate share of any brokerage commissions incurred if the Agent purchases additional shares on the open market, in accordance with the Plans. There are no brokerage charges applied to shares issued directly by the Funds under the Plans.

About taxes and Plan amendments

Reinvesting dividend and capital gain distributions in shares of the Funds does not relieve you of tax obligations, which are the same as if you had received cash distributions. The Agent supplies tax information to you and to the IRS annually. Each Fund reserves the right to amend or terminate its Plan upon 30 days’ written notice. However, the Agent may assign its rights, and delegate its duties, to a successor agent with the prior consent of a Fund and without prior notice to Plan participants.

If your shares are held in a broker or nominee name If your shares are held in the name of a broker or nominee offering a dividend reinvestment service, consult your broker or nominee to ensure that an appropriate election is made on your behalf. If the broker or nominee holding your shares does not provide a reinvestment service, you may need to register your shares in your own name in order to participate in a Plan.

In the case of record shareholders such as banks, brokers or nominees that hold shares for others who are the beneficial owners of such shares, the Agent will administer the Plan on the basis of the number of shares certified by the record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

18 Premier Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Premier Income Trust 19

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as the fund’s assets under management increase. The Trustees noted, however, that because your fund is a closed-end management investment company, it has relatively stable levels of assets under management and is not expected to be affected significantly by breakpoints in its management fee schedule. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses, which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the second quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the fourth quintile in total expenses as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment

20 Premier Income Trust

management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its common share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper General Bond Funds (closed-end)) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

Premier Income Trust 21

One-year period	4th

Three-year period	4th

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 36, 28 and 22 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-, three-and five-year periods ended December 31, 2016 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance was largely due to the fund’s overweight exposure to securities with a short duration in an environment of falling interest rates. The Trustees also noted Putnam Management’s view that the fund’s international term structure positioning had detracted from the fund’s performance, particularly in the second quarter of 2015 (Greek debt crisis) and June and July of 2016 (the U.K.’s vote to leave the European Union).

The Trustees considered that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of additional portfolio managers in February 2017 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”), which is an affiliate of Putnam Management. The Trustees concluded that the

22 Premier Income Trust

fees payable by the funds to PSERV for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV in providing such services. Furthermore, the Trustees believed that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

Premier Income Trust 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 Premier Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Premier Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam Premier Income Trust (the fund), including the fund’s portfolio, as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Premier Income Trust as of July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 14, 2017

Premier Income Trust 25

The fund’s portfolio 7/31/17

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (73.3%)*	amount	Value

U.S. Government Agency Mortgage Obligations (73.3%)

Federal National Mortgage Association Pass-Through Certificates

5.50%, TBA, 9/1/47	$5,000,000	$5,532,087

5.50%, TBA, 8/1/47	5,000,000	5,535,993

4.50%, TBA, 9/1/47	14,000,000	15,015,547

4.50%, TBA, 8/1/47	14,000,000	15,030,313

4.00%, TBA, 9/1/47	13,000,000	13,666,758

4.00%, TBA, 8/1/47	13,000,000	13,687,578

3.50%, TBA, 9/1/47	116,000,000	119,235,310

3.50%, TBA, 8/1/47	152,000,000	156,488,742

3.00%, TBA, 8/1/47	93,000,000	93,152,576

		437,344,904

Total U.S. government and agency mortgage obligations (cost $436,387,305)		$437,344,904

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value

U.S. Treasury Inflation Protected Securities 0.125%, 04/15/18 [i]	$160,907	$160,513

U.S. Treasury Notes

1.250%, 03/31/21 [i]	114,000	112,862

1.125%, 09/30/21 [i]	24,000	23,504

Total U.S. treasury obligations (cost $296,879)		$296,879

	Principal
MORTGAGE-BACKED SECURITIES (45.7%)*	amount	Value

Agency collateralized mortgage obligations (20.6%)

Federal Home Loan Mortgage Corporation

IFB Ser. 3408, Class EK, 20.862%, 4/15/37	$95,759	$147,969

IFB Ser. 3072, Class SM, 19.303%, 11/15/35	192,077	279,613

IFB Ser. 3852, Class SC, IO, 5.424%, 4/15/40	6,440,188	940,116

Ser. 4077, Class IK, IO, 5.00%, 7/15/42	6,535,259	1,346,270

IFB Ser. 4678, Class MS, IO, 4.874%, 4/15/47	2,790,090	640,353

Ser. 4122, Class TI, IO, 4.50%, 10/15/42	3,005,237	583,617

Ser. 4000, Class PI, IO, 4.50%, 1/15/42	1,769,608	308,620

Ser. 4024, Class PI, IO, 4.50%, 12/15/41	2,890,223	509,747

Ser. 4546, Class TI, IO, 4.00%, 12/15/45	5,978,534	964,039

Ser. 4462, IO, 4.00%, 4/15/45	2,990,115	583,760

Ser. 4425, IO, 4.00%, 1/15/45	7,566,147	1,281,554

Ser. 4452, Class QI, IO, 4.00%, 11/15/44	5,943,594	1,157,218

Ser. 4193, Class PI, IO, 4.00%, 3/15/43	4,878,182	765,038

Ser. 4062, Class DI, IO, 4.00%, 9/15/39	6,895,202	667,960

Ser. 4604, Class QI, IO, 3.50%, 7/15/46	14,463,435	2,356,528

Ser. 4580, Class ID, IO, 3.50%, 8/15/45	9,666,564	1,494,451

Ser. 4560, Class PI, IO, 3.50%, 5/15/45	3,546,716	573,007

Ser. 4501, Class BI, IO, 3.50%, 10/15/43	6,797,808	948,294

Ser. 4105, Class HI, IO, 3.50%, 7/15/41	2,700,501	308,102

Ser. 304, Class C37, IO, 3.50%, 12/15/27	3,036,904	294,691

Ser. 4165, Class TI, IO, 3.00%, 12/15/42	11,639,889	1,186,105

Ser. 4183, Class MI, IO, 3.00%, 2/15/42	5,289,056	501,402

Ser. 4210, Class PI, IO, 3.00%, 12/15/41	3,294,475	233,702

26 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.7%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Federal Home Loan Mortgage Corporation

Ser. 4510, Class HI, IO, 3.00%, 3/15/40	$9,045,793	$742,660

FRB Ser. 57, Class 1AX, IO, 0.368%, 7/25/43	3,054,259	33,181

Ser. 3326, Class WF, zero %, 10/15/35	2,204	1,656

Federal National Mortgage Association

IFB Ser. 06-62, Class PS, 32.507%, 7/25/36	144,398	264,287

IFB Ser. 07-53, Class SP, 19.682%, 6/25/37	166,999	246,553

IFB Ser. 08-24, Class SP, 18.765%, 2/25/38	147,768	201,973

IFB Ser. 05-75, Class GS, 16.553%, 8/25/35	120,964	158,040

IFB Ser. 05-83, Class QP, 14.19%, 11/25/34	186,083	228,525

Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	6,217,878	1,476,043

Ser. 11-59, Class BI, IO, 6.00%, 8/25/40	6,097,303	540,282

Ser. 374, Class 6, IO, 5.50%, 8/25/36	274,003	53,096

IFB Ser. 12-36, Class SN, IO, 5.218%, 4/25/42	3,432,967	619,651

IFB Ser. 10-35, Class SG, IO, 5.168%, 4/25/40	2,302,553	457,632

Ser. 378, Class 19, IO, 5.00%, 6/25/35	859,581	156,874

IFB Ser. 13-18, Class SB, IO, 4.918%, 10/25/41	2,509,176	298,090

IFB Ser. 11-101, Class SA, IO, 4.668%, 10/25/41	7,887,858	1,222,618

Ser. 12-127, Class BI, IO, 4.50%, 11/25/42	1,290,456	302,857

Ser. 12-30, Class HI, IO, 4.50%, 12/25/40	8,264,269	966,044

Ser. 366, Class 22, IO, 4.50%, 10/25/35	134,253	5,063

Ser. 17-7, Class JI, IO, 4.00%, 2/25/47	5,059,660	866,467

Ser. 17-15, Class LI, IO, 4.00%, 6/25/46	4,232,353	670,743

Ser. 15-88, Class QI, IO, 4.00%, 10/25/44	4,981,666	760,376

Ser. 13-41, Class IP, IO, 4.00%, 5/25/43	3,611,460	584,731

Ser. 13-44, Class PI, IO, 4.00%, 1/25/43	2,755,360	420,192

Ser. 13-60, Class IP, IO, 4.00%, 10/25/42	2,723,996	446,158

Ser. 12-96, Class PI, IO, 4.00%, 7/25/41	1,981,295	281,151

Ser. 16-102, Class JI, IO, 3.50%, 2/25/46	6,416,329	894,436

Ser. 12-129, Class IJ, IO, 3.50%, 12/25/32	2,191,642	336,965

Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	4,730,659	333,511

Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	4,465,832	358,160

Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	4,025,714	401,766

Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	4,304,999	283,441

Ser. 99-51, Class N, PO, zero %, 9/17/29	19,059	16,200

Federal National Mortgage Association Grantor Trust Ser. 00-T6,
IO, 0.711%, 3/30/30	2,194,667	46,637

Government National Mortgage Association

Ser. 17-38, Class DI, IO, 5.00%, 3/16/47	2,955,013	615,588

Ser. 16-42, IO, 5.00%, 2/20/46	7,957,468	1,593,980

Ser. 16-168, Class AI, IO, 5.00%, 7/20/45	4,401,936	429,189

Ser. 14-122, Class IC, IO, 5.00%, 8/20/44	2,422,101	496,967

Ser. 14-76, IO, 5.00%, 5/20/44	3,073,095	654,176

Ser. 14-25, Class MI, IO, 5.00%, 11/20/43	1,944,281	352,012

Ser. 15-187, Class KI, IO, 5.00%, 6/20/43	7,494,304	712,314

Ser. 13-22, Class IE, IO, 5.00%, 2/20/43	4,774,410	1,002,201

Ser. 13-22, Class OI, IO, 5.00%, 1/20/43	4,296,968	914,610

Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,398,624	510,710

Ser. 13-6, Class IC, IO, 5.00%, 1/20/43	2,181,898	454,031

Premier Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (45.7%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 12-146, IO, 5.00%, 12/20/42	$2,131,826	$449,090

Ser. 13-6, Class CI, IO, 5.00%, 12/20/42	1,588,669	294,222

Ser. 13-130, Class IB, IO, 5.00%, 12/20/40	987,960	62,459

Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	337,160	23,446

Ser. 11-41, Class BI, IO, 5.00%, 5/20/40	680,377	50,056

Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	734,171	155,754

Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	2,231,733	469,133

Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	10,065,617	2,143,050

Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	5,179,889	1,097,515

Ser. 15-79, Class GI, IO, 5.00%, 10/20/39	1,924,583	414,237

IFB Ser. 13-129, Class SN, IO, 4.922%, 9/20/43	1,763,145	279,212

IFB Ser. 14-20, Class SQ, IO, 4.872%, 7/20/43	7,009,347	1,064,545

Ser. 3597, Class MA 3.500%, 04/20/46 [i]	120,583	125,656

Ser. 16-37, Class IW, IO, 4.50%, 2/20/46	3,884,948	801,270

Ser. 16-104, Class GI, IO, 4.50%, 1/20/46	11,374,736	1,594,738

Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	2,791,777	625,218

Ser. 14-147, Class IJ, IO, 4.50%, 2/20/44	3,770,862	563,404

Ser. 13-182, Class IQ, IO, 4.50%, 12/16/43	4,486,048	902,817

Ser. 14-100, Class LI, IO, 4.50%, 10/16/43	5,939,700	976,368

Ser. 13-34, Class IH, IO, 4.50%, 3/20/43	4,343,832	827,507

Ser. 14-108, Class IP, IO, 4.50%, 12/20/42	1,026,714	168,001

Ser. 17-42, Class IC, IO, 4.50%, 8/20/41	3,942,191	777,390

Ser. 11-140, Class BI, IO, 4.50%, 12/20/40	261,309	17,882

Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	258,961	33,724

Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	4,461,222	879,976

Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	7,121,737	1,417,653

Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	3,963,326	800,865

Ser. 13-151, Class IB, IO, 4.50%, 2/20/40	4,554,388	877,052

Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,722,983	543,478

Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	2,158,495	500,922

Ser. 10-168, Class PI, IO, 4.50%, 11/20/39	884,558	84,900

Ser. 10-158, Class IP, IO, 4.50%, 6/20/39	2,499,191	188,114

Ser. 10-98, Class PI, IO, 4.50%, 10/20/37	206,172	1,757

IFB Ser. 14-119, Class SA, IO, 4.372%, 8/20/44	7,384,540	1,153,834

Ser. 17-11, Class PI, IO, 4.00%, 12/20/46	6,038,818	845,435

Ser. 16-29, IO, 4.00%, 2/16/46	3,608,249	685,567

Ser. 15-186, Class AI, IO, 4.00%, 12/20/45	10,049,968	1,702,967

Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	5,371,285	1,160,611

Ser. 15-187, Class JI, IO, 4.00%, 3/20/45	6,748,310	1,118,407

Ser. 15-40, IO, 4.00%, 3/20/45	5,981,021	1,262,761

Ser. 15-64, Class YI, IO, 4.00%, 11/20/44	6,083,398	1,027,973

Ser. 17-93, Class TI, IO, 4.00%, 3/20/44	11,332,597	1,940,707

Ser. 14-4, Class IC, IO, 4.00%, 1/20/44	2,118,327	371,565

Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	10,136,042	1,346,675

Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	2,127,882	370,954

Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	1,851,055	330,163

Ser. 12-38, Class MI, IO, 4.00%, 3/20/42	5,877,902	1,166,858

Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	4,795,924	829,985

28 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.7%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.

Government National Mortgage Association

Ser. 16-48, Class MI, IO, 3.50%, 4/16/46	$4,697,973	$838,062

Ser. 15-95, Class PI, IO, 3.50%, 7/20/45	6,259,275	923,243

Ser. 15-64, Class PI, IO, 3.50%, 5/20/45	5,255,038	770,389

Ser. 13-76, IO, 3.50%, 5/20/43	7,677,117	1,242,465

Ser. 13-28, IO, 3.50%, 2/20/43	2,410,454	356,013

Ser. 13-54, Class JI, IO, 3.50%, 2/20/43	3,648,413	564,227

Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	5,109,588	795,563

Ser. 13-14, IO, 3.50%, 12/20/42	11,882,474	1,640,376

Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	3,778,597	588,479

Ser. 12-136, Class BI, IO, 3.50%, 11/20/42	4,660,873	888,828

Ser. 12-140, Class IC, IO, 3.50%, 11/20/42	5,715,662	1,164,529

Ser. 12-113, Class ID, IO, 3.50%, 9/20/42	2,690,459	574,836

Ser. 15-62, Class IL, IO, 3.50%, 2/16/42	8,251,206	1,088,912

Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	8,162,552	1,120,416

Ser. 15-96, Class NI, IO, 3.50%, 1/20/39	5,992,236	548,290

Ser. 15-124, Class DI, IO, 3.50%, 1/20/38	4,861,362	595,877

Ser. 14-44, Class IA, IO, 3.50%, 5/20/28	14,700,613	1,542,990

Ser. 16-H16, Class EI, IO, 2.725%, 6/20/66	8,257,961	954,620

Ser. 15-H15, Class BI, IO, 2.484%, 6/20/65	6,322,603	659,233

Ser. 16-H23, Class NI, IO, 2.429%, 10/20/66	29,937,054	3,810,987

Ser. 16-H17, Class KI, IO, 2.427%, 7/20/66	5,769,665	674,330

Ser. 15-H10, Class BI, IO, 2.348%, 4/20/65	6,870,824	684,080

Ser. 16-H18, Class QI, IO, 2.331%, 6/20/66	7,828,523	973,085

Ser. 17-H02, Class BI, IO, 2.321%, 1/20/67	6,936,490	923,455

Ser. 17-H06, Class BI, IO, 2.296%, 2/20/67	11,358,703	1,413,023

Ser. 16-H09, Class BI, IO, 2.264%, 4/20/66	13,729,790	1,423,258

Ser. 17-H08, Class NI, IO, 2.203%, 3/20/67	14,883,533	1,778,582

Ser. 16-H03, Class AI, IO, 2.156%, 1/20/66	10,085,898	1,046,412

Ser. 16-H06, Class DI, IO, 2.073%, 7/20/65	14,627,838	1,284,324

Ser. 16-H03, Class DI, IO, 2.027%, 12/20/65	10,622,535	1,022,419

Ser. 15-H20, Class CI, IO, 2.022%, 8/20/65	10,822,975	1,147,863

Ser. 15-H24, Class AI, IO, 1.981%, 9/20/65	9,876,019	984,639

Ser. 16-H02, Class HI, IO, 1.938%, 1/20/66	12,976,357	1,147,110

Ser. 16-H10, Class AI, IO, 1.937%, 4/20/66	21,727,136	1,740,344

Ser. 15-H25, Class EI, IO, 1.854%, 10/20/65	9,477,022	865,252

Ser. 17-H11, Class DI, IO, 1.852%, 5/20/67	9,703,681	1,158,377

Ser. 15-H20, Class AI, IO, 1.833%, 8/20/65	9,316,119	853,357

FRB Ser. 15-H08, Class CI, IO, 1.794%, 3/20/65	7,467,528	675,759

Ser. 17-H09, IO, 1.775%, 4/20/67	13,428,264	1,482,480

Ser. 16-H06, Class CI, IO, 1.764%, 2/20/66	13,443,339	1,028,415

Ser. 15-H23, Class BI, IO, 1.733%, 9/20/65	11,128,612	960,399

Ser. 16-H24, Class CI, IO, 1.701%, 10/20/66	8,261,345	709,501

Ser. 16-H14, IO, 1.675%, 6/20/66	9,574,443	864,572

Ser. 13-H08, Class CI, IO, 1.675%, 2/20/63	13,871,349	875,282

Ser. 14-H21, Class BI, IO, 1.551%, 10/20/64	12,441,900	898,305

Ser. 15-H26, Class CI, IO, 0.61%, 8/20/65	31,291,072	541,336

Ser. 06-36, Class OD, PO, zero %, 7/16/36	5,991	5,049

		122,839,209

Premier Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (45.7%)* cont.	amount	Value

Commercial mortgage-backed securities (12.6%)

Banc of America Commercial Mortgage Trust

Ser. 06-4, Class AJ, 5.695%, 7/10/46	$41,954	$42,269

FRB Ser. 07-3, Class AJ, 5.676%, 6/10/49	21,804	21,804

Banc of America Commercial Mortgage Trust 144A FRB Ser. 07-5,
Class XW, IO, 0.254%, 2/10/51	68,307,891	16,257

Bear Stearns Commercial Mortgage Securities Trust

FRB Ser. 07-T26, Class AJ, 5.535%, 1/12/45	1,704,000	1,669,920

Ser. 05-PWR7, Class D, 5.304%, 2/11/41	1,026,000	1,011,636

Ser. 05-PWR7, Class B, 5.214%, 2/11/41	1,335,959	1,337,295

Bear Stearns Commercial Mortgage Securities Trust 144A

FRB Ser. 06-PW11, Class B, 5.302%, 3/11/39	1,357,246	1,057,675

FRB Ser. 06-PW11, Class C, 5.302%, 3/11/39 (In default) †	1,554,000	794,312

FRB Ser. 06-PW14, Class XW, IO, 0.368%, 12/11/38	4,036,301	12,109

CD Mortgage Trust 144A

FRB Ser. 07-CD5, Class E, 6.325%, 11/15/44	2,160,000	2,096,133

FRB Ser. 07-CD5, Class XS, IO, 0.059%, 11/15/44	17,275,197	—

CFCRE Commercial Mortgage Trust 144A

FRB Ser. 11-C2, Class E, 5.753%, 12/15/47	1,068,000	1,083,474

FRB Ser. 11-C2, Class F, 5.25%, 12/15/47	2,275,000	2,061,150

COBALT CMBS Commercial Mortgage Trust

FRB Ser. 07-C3, Class AJ, 5.891%, 5/15/46	1,844,262	1,859,398

Ser. 07-C2, Class AJFX, 5.568%, 4/15/47	1,779,466	1,779,466

COMM Mortgage Pass-Through Certificates 144A

FRB Ser. 12-CR3, Class E, 4.768%, 10/15/45	700,000	609,735

Ser. 12-CR3, Class F, 4.75%, 10/15/45	1,755,510	1,177,802

COMM Mortgage Trust 144A

Ser. 13-LC13, Class E, 3.719%, 8/10/46	1,331,000	900,288

Ser. 14-CR18, Class E, 3.60%, 7/15/47	1,371,000	852,762

Credit Suisse Commercial Mortgage Trust FRB Ser. 06-C5, Class AX,
IO, 0.664%, 12/15/39	5,482,687	27,413

Crest, Ltd. 144A Ser. 03-2A, Class E2, 8.00%, 12/28/38
(Cayman Islands)	1,270,804	1,302,574

CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D,
3.799%, 4/15/50	2,634,000	2,314,788

GMAC Commercial Mortgage Securities, Inc. Trust Ser. 04-C3,
Class B, 4.965%, 12/10/41	129,631	130,643

GS Mortgage Securities Corp. II 144A FRB Ser. 05-GG4, Class XC, IO,
1.378%, 7/10/39	904,220	814

GS Mortgage Securities Trust 144A

FRB Ser. 13-GC16, Class E, 5.32%, 11/10/46	1,693,000	1,374,547

Ser. 11-GC3, Class E, 5.00%, 3/10/44	1,347,000	1,259,445

FRB Ser. 13-GC12, Class D, 4.446%, 6/10/46	770,000	686,147

JPMBB Commercial Mortgage Securities Trust FRB Ser. 13-C12,
Class D, 4.086%, 7/15/45	778,000	689,438

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 13-C15, Class D, 5.063%, 11/15/45	1,920,000	1,866,900

FRB Ser. 14-C18, Class D, 4.814%, 2/15/47	2,236,000	1,975,059

FRB Ser. 13-C14, Class E, 4.569%, 8/15/46	1,178,000	976,798

FRB Ser. C14, Class D, 4.569%, 8/15/46	1,063,000	940,266

30 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.7%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

JPMBB Commercial Mortgage Securities Trust 144A

FRB Ser. 14-C18, Class E, 4.314%, 2/15/47	$914,000	$656,252

FRB Ser. 14-C25, Class D, 3.947%, 11/15/47	1,335,000	1,059,189

Ser. 14-C25, Class E, 3.332%, 11/15/47	1,823,000	1,119,687

JPMorgan Chase Commercial Mortgage Securities Trust

FRB Ser. 07-CB20, Class AJ, 6.21%, 2/12/51	58,414	58,852

FRB Ser. 06-LDP7, Class B, 5.944%, 4/17/45	1,231,000	184,650

Ser. 06-LDP8, Class B, 5.52%, 5/15/45	309,722	315,430

JPMorgan Chase Commercial Mortgage Securities Trust 144A

FRB Ser. 07-CB20, Class B, 6.31%, 2/12/51	687,000	690,435

FRB Ser. 07-CB20, Class C, 6.31%, 2/12/51	1,604,000	1,571,920

FRB Ser. 11-C3, Class F, 5.614%, 2/15/46	1,113,000	1,080,389

FRB Ser. 12-C6, Class E, 5.136%, 5/15/45	1,115,000	1,012,532

FRB Ser. 13-C16, Class D, 4.975%, 12/15/46	760,000	733,756

FRB Ser. 12-C8, Class E, 4.652%, 10/15/45	821,000	773,523

FRB Ser. 12-LC9, Class E, 4.384%, 12/15/47	2,041,000	1,920,581

Ser. 13-C13, Class E, 3.986%, 1/15/46	1,537,000	1,158,898

Ser. 13-C10, Class E, 3.50%, 12/15/47	1,233,000	921,791

FRB Ser. 13-LC11, Class E, 3.25%, 4/15/46	1,249,000	873,176

FRB Ser. 07-CB20, Class X1, IO, 0.151%, 2/12/51	15,148,516	35

LB Commercial Mortgage Trust 144A

Ser. 99-C1, Class G, 6.41%, 6/15/31	264,425	269,394

Ser. 98-C4, Class J, 5.60%, 10/15/35	862,920	873,706

LB-UBS Commercial Mortgage Trust

Ser. 06-C6, Class D, 5.502%, 9/15/39 (In default) †	3,168,000	178,168

FRB Ser. 06-C6, Class C, 5.482%, 9/15/39 (In default) †	3,041,000	260,006

LSTAR Commercial Mortgage Trust 144A FRB Ser. 15-3, Class C,
3.198%, 4/20/48	977,000	864,313

Merrill Lynch Mortgage Trust

FRB Ser. 08-C1, Class AJ, 6.382%, 2/12/51	428,000	433,350

Ser. 04-KEY2, Class D, 5.046%, 8/12/39	1,904,037	1,884,591

Merrill Lynch Mortgage Trust 144A FRB Ser. 08-C1, Class D,
6.382%, 2/12/51	812,000	817,278

Mezz Cap Commercial Mortgage Trust 144A

FRB Ser. 04-C1, Class X, IO, 9.321%, 1/15/37	25,229	984

FRB Ser. 07-C5, Class X, IO, 5.054%, 12/15/49	801,797	36,081

Morgan Stanley Bank of America Merrill Lynch Trust 144A

FRB Ser. 14-C15, Class D, 4.893%, 4/15/47	2,410,000	2,235,282

Ser. 14-C17, Class D, 4.697%, 8/15/47	2,403,000	2,041,246

FRB Ser. 12-C6, Class G, 4.50%, 11/15/45	830,000	566,475

FRB Ser. 13-C10, Class E, 4.083%, 7/15/46	2,426,000	2,021,343

Ser. 14-C17, Class E, 3.50%, 8/15/47	1,673,000	1,077,077

Morgan Stanley Capital I Trust

Ser. 07-HQ11, Class C, 5.558%, 2/12/44	2,693,000	296,230

Ser. 06-HQ10, Class B, 5.448%, 11/12/41	1,600,000	1,506,160

Morgan Stanley Capital I Trust 144A

FRB Ser. 08-T29, Class F, 6.306%, 1/11/43	798,000	764,085

FRB Ser. 04-RR, Class F7, 6.00%, 4/28/39	811,347	802,422

Premier Income Trust 31

	Principal
MORTGAGE-BACKED SECURITIES (45.7%)* cont.	amount	Value

Commercial mortgage-backed securities cont.

STRIPS CDO 144A Ser. 03-1A, Class N, IO, 1.952%, 3/24/18
(Cayman Islands)	$376,000	$7,106

TIAA Real Estate CDO, Ltd. 144A Ser. 03-1A, Class E,
8.00%, 12/28/38	1,108,670	80,157

UBS-Barclays Commercial Mortgage Trust 144A

Ser. 12-C2, Class F, 4.898%, 5/10/63	1,476,000	976,669

FRB Ser. 13-C6, Class D, 4.344%, 4/10/46	31,000	28,343

Wachovia Bank Commercial Mortgage Trust

FRB Ser. 06-C26, Class AJ, 6.103%, 6/15/45	1,807,689	1,287,978

FRB Ser. 07-C34, IO, 0.327%, 5/15/46	12,720,658	5,088

Wachovia Bank Commercial Mortgage Trust 144A FRB Ser. 04-C15,
Class G, 5.395%, 10/15/41	1,500,000	460,500

Wells Fargo Commercial Mortgage Trust 144A

Ser. 12-LC5, Class E, 4.777%, 10/15/45	694,000	559,711

FRB Ser. 13-LC12, Class D, 4.295%, 7/15/46	456,000	425,315

Ser. 14-LC16, Class D, 3.938%, 8/15/50	2,276,000	1,823,598

WF-RBS Commercial Mortgage Trust 144A

Ser. 12-C6, Class E, 5.00%, 4/15/45	1,243,000	1,027,837

Ser. 11-C4, Class F, 5.00%, 6/15/44	2,166,000	1,783,268

FRB Ser. 14-C19, Class E, 4.97%, 3/15/47	2,131,000	1,553,499

FRB Ser. 12-C10, Class D, 4.456%, 12/15/45	700,000	611,297

Ser. 13-C12, Class E, 3.50%, 3/15/48	1,664,000	1,229,862

		74,847,832

Residential mortgage-backed securities (non-agency) (12.5%)

BCAP, LLC Trust 144A FRB Ser. 12-RR5, Class 4A8, 1.386%, 6/26/35	295,222	289,392

Bear Stearns Alt-A Trust

FRB Ser. 04-3, Class B, 4.157%, 4/25/34	830,882	829,784

FRB Ser. 05-7, Class 21A1, 3.63%, 9/25/35	584,603	580,851

Bear Stearns Asset Backed Securities I Trust FRB Ser. 04-FR3,
Class M6, 6.107%, 9/25/34	76,336	30,527

Bellemeade Re Ltd. 144A FRB Ser. 15-1A, Class M2, 5.532%,
7/25/25 (Bermuda)	798,064	815,721

Citigroup Mortgage Loan Trust, Inc. FRB Ser. 07-AMC3, Class A2D,
1.582%, 3/25/37	3,982,367	3,380,667

Countrywide Alternative Loan Trust

FRB Ser. 06-OA7, Class 1A1, 2.322%, 6/25/46	1,155,672	1,116,148

FRB Ser. 06-OA10, Class 1A1, 1.736%, 8/25/46	756,128	692,595

FRB Ser. 06-OA7, Class 1A2, 1.716%, 6/25/46	1,254,848	1,188,466

FRB Ser. 05-38, Class A3, 1.582%, 9/25/35	1,651,932	1,501,041

FRB Ser. 05-59, Class 1A1, 1.558%, 11/20/35	3,000,720	2,734,890

FRB Ser. 07-OH1, Class A1D, 1.442%, 4/25/47	1,131,934	948,955

FRB Ser. 06-OA10, Class 4A1, 1.422%, 8/25/46	6,920,783	6,416,950

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 15-DN1, Class B,
12.732%, 1/25/25	1,161,504	1,652,271

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class B,
11.732%, 10/25/28	439,694	562,113

Structured Agency Credit Risk Debt FRN Ser. 15-HQA2, Class B,
11.732%, 5/25/28	1,147,690	1,473,026

32 Premier Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (45.7%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.

Federal Home Loan Mortgage Corporation

Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B,
11.232%, 7/25/28	$2,035,229	$2,555,612

Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B,
10.582%, 4/25/28	1,495,139	1,897,509

Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B,
8.782%, 12/25/27	1,393,783	1,636,132

Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3,
6.382%, 11/25/28	1,500,000	1,764,875

Structured Agency Credit Risk Debt FRN Ser. 17-DNA1, Class B1,
6.182%, 7/25/29	940,000	1,047,455

Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3,
5.882%, 10/25/28	570,000	650,261

Federal National Mortgage Association

Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B,
13.482%, 9/25/28	2,319,164	3,220,980

Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B,
12.982%, 10/25/28	1,300,000	1,756,931

Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B,
12.982%, 8/25/28	1,819,844	2,471,993

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1B,
11.482%, 1/25/29	2,159,681	2,712,570

Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2,
7.132%, 10/25/28	4,285,000	5,056,541

Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2,
6.932%, 4/25/28	4,992,190	5,724,538

Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2,
6.782%, 4/25/28	779,500	878,834

Connecticut Avenue Securities FRB Ser. 15-C03, Class 1M2,
6.232%, 7/25/25	4,673,976	5,230,367

Connecticut Avenue Securities FRB Ser. 15-C03, Class 2M2,
6.232%, 7/25/25	1,920,000	2,120,731

Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1,
6.082%, 10/25/29	1,610,000	1,765,050

Connecticut Avenue Securities FRB Ser. 15-C01, Class 2M2,
5.782%, 2/25/25	571,425	616,081

Connecticut Avenue Securities FRB Ser. 16-C06, Class 1M2,
5.482%, 4/25/29	240,000	269,250

Connecticut Avenue Securities FRB Ser. 16-C04, Class 1M2,
5.482%, 1/25/29	550,000	612,377

Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2,
5.232%, 5/25/25	178,362	192,384

Connecticut Avenue Securities FRB Ser. 15-C02, Class 2M2,
5.232%, 5/25/25	364,991	389,526

Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1,
4.824%, 1/25/30	450,000	449,370

Connecticut Avenue Securities FRB Ser. 14-C02, Class 1M2,
3.832%, 5/25/24	120,000	127,180

MortgageIT Trust FRB Ser. 05-3, Class M2, 2.027%, 8/25/35	464,574	408,439

Oaktown Re, Ltd. 144A FRB Ser. 17-1A, Class B1, 6.982%, 4/25/27
(Bermuda) F	550,000	552,063

Premier Income Trust 33

		Principal
MORTGAGE-BACKED SECURITIES (45.7%)* cont.		amount	Value

Residential mortgage-backed securities (non-agency) cont.

Structured Asset Mortgage Investments II Trust FRB Ser. 07-AR1,
Class 2A1, 1.412%, 1/25/37		$1,533,034	$1,357,720

WaMu Mortgage Pass-Through Certificates Trust

FRB Ser. 05-AR10, Class 1A3, 2.824%, 9/25/35		1,525,710	1,563,974

FRB Ser. 05-AR13, Class A1C3, 1.722%, 10/25/45		2,614,810	2,533,121

FRB Ser. 05-AR19, Class A1C4, 1.632%, 12/25/45		976,602	933,778

			74,709,039

Total mortgage-backed securities (cost $275,084,159)			$272,396,080

		Principal
CORPORATE BONDS AND NOTES (33.6%)*		amount	Value

Basic materials (4.2%)

A Schulman, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 6/1/23		$251,000	$262,295

Allegheny Technologies, Inc. sr. unsec. unsub. notes
9.375%, 6/1/19		541,000	584,280

Alpha 3 BV/Alpha US Bidco, Inc. 144A company guaranty sr. unsec.
notes 6.25%, 2/1/25 (Netherlands)		400,000	412,000

Anglo American Capital PLC 144A company guaranty sr. unsec.
notes 4.75%, 4/10/27 (United Kingdom)		200,000	213,000

ArcelorMittal SA sr. unsec. unsub. bonds 6.125%, 6/1/25 (France)		207,000	236,498

ArcelorMittal SA sr. unsec. unsub. notes 7.50%, 10/15/39 (France)		180,000	212,400

Axalta Coating Systems, LLC 144A company guaranty sr. unsec.
unsub. notes 4.875%, 8/15/24		420,000	433,650

Beacon Roofing Supply, Inc. company guaranty sr. unsec. unsub.
notes 6.375%, 10/1/23		517,000	557,068

Blue Cube Spinco, Inc. company guaranty sr. unsec. unsub. notes
9.75%, 10/15/23		209,000	254,980

BMC East, LLC 144A company guaranty sr. notes 5.50%, 10/1/24		507,000	533,618

Boise Cascade Co. 144A company guaranty sr. unsec. notes
5.625%, 9/1/24		639,000	664,560

Builders FirstSource, Inc. 144A company guaranty sr. unsec. notes
10.75%, 8/15/23		491,000	565,878

Builders FirstSource, Inc. 144A company guaranty sr. unsub. notes
5.625%, 9/1/24		170,000	178,500

BWAY Holding Co. 144A sr. notes 5.50%, 4/15/24		360,000	377,550

BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25		606,000	631,755

Cemex Finance, LLC 144A company guaranty sr. notes 6.00%,
4/1/24 (Mexico)		485,000	514,706

CF Industries, Inc. company guaranty sr. unsec. bonds
4.95%, 6/1/43		116,000	99,180

Chemours Co. (The) company guaranty sr. unsec. notes
5.375%, 5/15/27		172,000	181,245

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
7.00%, 5/15/25		178,000	198,470

Chemours Co. (The) company guaranty sr. unsec. unsub. notes
6.625%, 5/15/23		445,000	477,868

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 7/15/24		761,000	749,585

Constellium NV company guaranty sr. unsec. sub. notes Ser. REGS,
7.00%, 1/15/23 (Netherlands)	EUR	100,000	125,158

34 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.	amount	Value

Basic materials cont.

Constellium NV 144A company guaranty sr. unsec. notes 5.75%,
5/15/24 (Netherlands)	$425,000	$412,250

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7.875%, 11/1/19 (Luxembourg)	715,000	706,956

CPG Merger Sub, LLC 144A company guaranty sr. unsec. notes
8.00%, 10/1/21	222,000	231,435

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.50%, 4/1/25 (Canada)	485,000	497,731

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 4/1/23 (Canada)	200,000	205,500

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7.25%, 5/15/22 (Canada)	463,000	480,052

Flex Acquisition Co., Inc. 144A sr. unsec. notes 6.875%, 1/15/25	623,000	654,150

Freeport-McMoRan, Inc. company guaranty sr. unsec. notes
6.875%, 2/15/23 (Indonesia)	340,000	368,900

Freeport-McMoRan, Inc. company guaranty sr. unsec. sub. notes
6.75%, 2/1/22 (Indonesia)	208,000	218,400

GCP Applied Technologies, Inc. 144A company guaranty sr. unsec.
notes 9.50%, 2/1/23	676,000	769,795

Grinding Media, Inc./Moly-Cop Altasteel, Ltd. 144A sr. sub. notes
7.375%, 12/15/23	110,000	118,525

HudBay Minerals, Inc. 144A company guaranty sr. unsec. notes
7.625%, 1/15/25 (Canada)	175,000	192,063

Huntsman International, LLC company guaranty sr. unsec. unsub.
notes 4.875%, 11/15/20	546,000	573,300

Joseph T Ryerson & Son, Inc. 144A sr. notes 11.00%, 5/15/22	178,000	203,365

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 10.50%, 4/15/23	208,000	241,800

Kraton Polymers, LLC/Kraton Polymers Capital Corp. 144A
company guaranty sr. unsec. notes 7.00%, 4/15/25	339,000	364,425

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub. notes
4.875%, 9/15/24	265,000	271,294

Mercer International, Inc. company guaranty sr. unsec. notes
7.75%, 12/1/22 (Canada)	422,000	451,540

Mercer International, Inc. 144A sr. unsec. notes 6.50%,
2/1/24 (Canada)	389,000	407,478

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6.25%, 11/15/22 (Canada)	264,000	273,240

New Gold, Inc. 144A sr. unsec. notes 6.375%, 5/15/25 (Canada)	90,000	92,925

Norbord, Inc. 144A company guaranty sr. notes 6.25%,
4/15/23 (Canada)	320,000	342,864

NOVA Chemicals Corp. 144A sr. unsec. bonds 5.25%,
6/1/27 (Canada)	360,000	360,900

NOVA Chemicals Corp. 144A sr. unsec. notes 4.875%,
6/1/24 (Canada)	205,000	206,281

Novelis Corp. 144A company guaranty sr. unsec. bonds
5.875%, 9/30/26	53,000	55,783

Novelis Corp. 144A company guaranty sr. unsec. notes
6.25%, 8/15/24	935,000	998,113

Pactiv, LLC sr. unsec. unsub. bonds 8.375%, 4/15/27	45,000	51,525

Premier Income Trust 35

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Basic materials cont.

Park-Ohio Industries, Inc. 144A company guaranty sr. unsec. notes
6.625%, 4/15/27		$370,000	$391,506

Platform Specialty Products Corp. 144A sr. unsec. notes
10.375%, 5/1/21		57,000	62,843

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6.875%, 7/15/33		502,000	581,693

Sealed Air Corp. 144A company guaranty sr. unsec. notes
5.125%, 12/1/24		140,000	149,625

Smurfit Kappa Acquisitions 144A company guaranty sr. unsec.
notes 4.875%, 9/15/18 (Ireland)		200,000	204,500

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr. unsec.
unsub. notes 7.50%, 11/20/25 (Ireland)		358,000	427,363

SPCM SA 144A sr. unsec. notes 4.875%, 9/15/25 (France)		200,000	204,750

Steel Dynamics, Inc. company guaranty sr. unsec. notes
5.00%, 12/15/26		527,000	555,985

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6.375%, 8/15/22		276,000	286,350

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 10/1/24		110,000	117,700

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5.25%, 4/15/23		45,000	46,856

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
4.75%, 1/15/22 (Canada)		148,000	155,712

Teck Resources, Ltd. company guaranty sr. unsec. unsub. notes
3.75%, 2/1/23 (Canada)		132,000	133,155

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7.625%, 10/15/21		367,000	381,680

Tronox Finance, LLC company guaranty sr. unsec. notes
6.375%, 8/15/20		265,000	266,325

Tronox Finance, LLC 144A company guaranty sr. unsec. notes
7.50%, 3/15/22		171,000	179,123

U.S. Concrete, Inc. 144A company guaranty sr. unsec. unsub. notes
6.375%, 6/1/24		330,000	352,275

Univar USA, Inc. 144A company guaranty sr. unsec. notes
6.75%, 7/15/23		315,000	329,963

USG Corp. 144A company guaranty sr. unsec. bonds
4.875%, 6/1/27		379,000	391,318

USG Corp. 144A company guaranty sr. unsec. notes 5.50%, 3/1/25		218,000	232,715

Venator Finance SARL/Venator Materials Corp. 144A sr. unsec.
notes 5.75%, 7/15/25 (Luxembourg)		341,000	350,378

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec. notes
6.00%, 2/1/23		125,000	122,500

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5.625%, 10/1/24		583,000	628,183

Zekelman Industries, Inc. 144A company guaranty sr. notes
9.875%, 6/15/23		489,000	553,793

			25,321,125

Capital goods (2.2%)

Advanced Disposal Services, Inc. 144A sr. unsec. notes
5.625%, 11/15/24		810,000	840,375

ARD Finance SA sr. notes 6.625%, 9/15/23 (Luxembourg) ‡‡	EUR	100,000	126,986

36 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Capital goods cont.

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 7.25%, 5/15/24 (Ireland)		$630,000	$696,150

Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 144A
company guaranty sr. unsec. notes 6.00%, 2/15/25 (Ireland)		265,000	282,225

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes 6.50%,
6/15/23 (Canada)		250,000	263,125

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5.25%, 7/15/24		524,000	544,960

Berry Plastics Corp. company guaranty notes 6.00%, 10/15/22		155,000	164,688

Berry Plastics Corp. company guaranty notes 5.50%, 5/15/22		240,000	250,200

Berry Plastics Corp. company guaranty unsub. notes
5.125%, 7/15/23		154,000	160,545

Bombardier, Inc. 144A sr. unsec. notes 8.75%, 12/1/21 (Canada)		512,000	581,120

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6.875%, 12/15/20		553,000	608,300

CD&R Waterworks Merger Sub, LLC 144A sr. unsec. notes
6.125%, 8/15/25		45,000	45,900

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7.375%, 12/15/26		336,000	393,960

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6.00%, 7/15/22		948,000	969,330

Great Lakes Dredge & Dock Corp. 144A company guaranty sr.
unsec. notes 8.00%, 5/15/22		541,000	553,173

KLX, Inc. 144A company guaranty sr. unsec. notes 5.875%, 12/1/22		429,000	450,986

Legrand France SA sr. unsec. unsub. notes 8.50%, 2/15/25 (France)		158,000	204,298

Manitowoc Foodservice, Inc. sr. unsec. notes 9.50%, 2/15/24		756,000	878,850

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4.875%, 3/15/23		602,000	602,000

Moog, Inc. 144A company guaranty sr. unsec. notes 5.25%, 12/1/22		369,000	385,144

Novafives SAS sr. sub. notes Ser. REGS, 4.50%, 6/30/21 (France)	EUR	100,000	120,477

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/25		$215,000	226,288

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5.375%, 3/1/22		744,000	771,900

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/Reynolds
Group Issuer Lu 144A company guaranty sr. unsec. unsub. notes
7.00%, 7/15/24		329,000	355,731

Tennant Co. 144A company guaranty sr. unsec. notes
5.625%, 5/1/25		70,000	74,375

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.375%, 12/15/24		480,000	499,200

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5.00%, 7/15/26		40,000	40,700

TI Group Automotive Systems, LLC 144A sr. unsec. notes 8.75%,
7/15/23 (United Kingdom)		903,000	954,923

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.50%, 5/15/25		115,000	121,038

TransDigm, Inc. company guaranty sr. unsec. sub. notes
6.375%, 6/15/26		125,000	130,625

Premier Income Trust 37

	Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.	amount	Value

Capital goods cont.

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6.50%, 7/15/24	$395,000	$418,206

ZF North America Capital, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.75%, 4/29/25	390,000	407,550

		13,123,328

Communication services (4.4%)

Altice Financing SA 144A company guaranty sr. notes 6.625%,
2/15/23 (Luxembourg)	400,000	424,000

Altice Financing SA 144A company guaranty sr. unsub. notes
7.50%, 5/15/26 (Luxembourg)	200,000	221,760

Altice SA 144A company guaranty sr. unsec. notes 7.75%,
5/15/22 (Luxembourg)	800,000	850,000

Altice SA 144A company guaranty sr. unsec. notes 7.625%,
2/15/25 (Luxembourg)	910,000	995,313

Cablevision Systems Corp. sr. unsec. unsub. notes 8.00%, 4/15/20	400,000	448,400

CCO Holdings, LLC/CCO Holdings Capital Corp. company guaranty
sr. unsec. notes 5.25%, 9/30/22	618,000	637,313

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 5/1/26	655,000	695,938

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5.875%, 4/1/24	563,000	605,225

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
notes 5.75%, 2/15/26	112,000	120,400

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A sr. unsec.
unsub. notes 5.125%, 5/1/23	815,000	855,750

CenturyLink, Inc. sr. unsec. unsub. notes 6.75%, 12/1/23	348,000	369,315

CenturyLink, Inc. sr. unsec. unsub. notes 5.625%, 4/1/20	95,000	99,988

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. sub. notes 7.75%, 7/15/25	265,000	295,806

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	469,000	479,402

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5.125%, 12/15/21	399,000	407,850

CommScope Technologies Finance, LLC 144A sr. unsec. notes
6.00%, 6/15/25	583,000	626,725

CSC Holdings, LLC sr. unsec. unsub. bonds 5.25%, 6/1/24	850,000	882,725

CSC Holdings, LLC sr. unsec. unsub. notes 6.75%, 11/15/21	124,000	137,950

CSC Holdings, LLC 144A sr. unsec. unsub. notes 10.125%, 1/15/23	860,000	1,000,825

Digicel Group, Ltd. 144A sr. unsec. notes 8.25%, 9/30/20 (Jamaica)	680,000	651,950

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6.75%,
3/1/23 (Jamaica)	1,110,000	1,060,050

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5.875%, 11/15/24	305,000	330,849

Frontier Communications Corp. sr. unsec. notes 11.00%, 9/15/25	173,000	158,511

Frontier Communications Corp. sr. unsec. notes 10.50%, 9/15/22	435,000	408,900

Frontier Communications Corp. sr. unsec. unsub. notes
7.625%, 4/15/24	100,000	81,250

Inmarsat Finance PLC company guaranty sr. unsec. unsub. notes
Ser. REGS, 4.875%, 5/15/22 (United Kingdom)	259,000	264,828

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7.50%, 4/1/21 (Bermuda)	65,000	61,425

38 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Communication services cont.

Intelsat Jackson Holdings SA 144A company guaranty sr. notes
8.00%, 2/15/24 (Bermuda)		$15,000	$16,294

Intelsat Jackson Holdings SA 144A sr. unsec. notes 9.75%,
7/15/25 (Bermuda)		461,000	475,983

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7.75%, 6/1/21 (Luxembourg)		112,000	71,568

Intelsat Luxembourg SA company guaranty sr. unsec. sub. bonds
8.125%, 6/1/23 (Luxembourg)		448,000	277,312

Quebecor Media, Inc. sr. unsec. unsub. notes 5.75%,
1/15/23 (Canada)		88,000	95,040

SFR Group SA 144A company guaranty sr. notes 7.375%,
5/1/26 (France)		200,000	216,500

SFR Group SA 144A company guaranty sr. notes 6.00%,
5/15/22 (France)		775,000	807,938

SFR Group SA 144A sr. bonds 6.25%, 5/15/24 (France)		450,000	474,188

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6.875%, 11/15/28		225,000	245,250

Sprint Communications, Inc. sr. unsec. notes 7.00%, 8/15/20		238,000	259,420

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9.00%, 11/15/18		243,000	263,048

Sprint Corp. company guaranty sr. unsec. sub. notes
7.875%, 9/15/23		929,000	1,054,415

Sprint Corp. company guaranty sr. unsec. sub. notes
7.25%, 9/15/21		465,000	516,150

Sprint Spectrum Co., LLC/Sprint Spectrum Co. II, LLC/
Sprint Spectrum Co. III, LL 144A company guaranty sr. notes
3.36%, 9/20/21		290,000	293,973

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.625%, 4/1/23		1,098,000	1,161,135

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.375%, 3/1/25		745,000	804,600

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6.00%, 3/1/23		291,000	307,733

T-Mobile USA, Inc. company guaranty sr. unsec. notes
5.375%, 4/15/27		180,000	194,400

T-Mobile USA, Inc. company guaranty sr. unsec. notes
4.00%, 4/15/22		100,000	104,063

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.125%, 1/15/22		455,000	476,044

Telenet Finance V Luxembourg SCA 144A sr. notes 6.75%,
8/15/24 (Luxembourg)	EUR	680,000	877,421

Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
company guaranty sr. bonds Ser. REGS, 6.25%, 1/15/29 (Germany)	EUR	710,000	957,788

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5.00%,
7/15/22 (Canada)		$662,000	707,513

Videotron, Ltd./Videotron Ltee. 144A sr. unsec. notes 5.125%,
4/15/27 (Canada)		170,000	175,100

Virgin Media Secured Finance PLC company guaranty sr. notes
Ser. REGS, 5.125%, 1/15/25 (United Kingdom)	GBP	100,000	139,089

Virgin Media Secured Finance PLC 144A company guaranty sr.
bonds 5.00%, 4/15/27 (United Kingdom)	GBP	255,000	350,626

Premier Income Trust 39

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Communication services cont.

West Corp. 144A company guaranty sr. unsec. sub. notes
5.375%, 7/15/22		$609,000	$614,329

Wind Acquisition Finance SA 144A company guaranty sr. notes
4.00%, 7/15/20 (Luxembourg)	EUR	290,000	348,280

Windstream Services, LLC company guaranty sr. unsec. notes
6.375%, 8/1/23		$536,000	438,180

Ziggo Bond Finance BV 144A sr. unsec. bonds 4.625%,
1/15/25 (Netherlands)	EUR	115,000	144,316

			26,040,144

Consumer cyclicals (5.5%)

ADT Corp. (The) company guaranty sr. unsub. notes
4.125%, 6/15/23		$119,000	120,339

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/26		120,000	122,388

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.875%, 2/15/22		159,000	165,559

AMC Entertainment Holdings, Inc. company guaranty sr. unsec.
sub. notes 5.75%, 6/15/25		355,000	363,541

American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5.75%, 12/15/23		377,000	400,091

American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10.25%, 3/1/22		543,000	566,078

Bon-Ton Department Stores, Inc. (The) company guaranty notes
8.00%, 6/15/21		222,000	86,580

Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6.875%, 5/15/23		344,000	369,800

Brookfield Residential Properties, Inc. 144A company guaranty sr.
unsec. notes 6.50%, 12/15/20 (Canada)		535,000	553,725

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6.125%,
7/1/22 (Canada)		175,000	182,840

Caesars Growth Properties Holdings, LLC/Caesars Growth
Properties Finance, Inc. company guaranty notes 9.375%, 5/1/22		370,000	400,063

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5.875%, 11/15/24		195,000	211,819

CBS Radio, Inc. 144A company guaranty sr. unsec. notes
7.25%, 11/1/24		105,000	110,644

CCM Merger, Inc. 144A sr. unsec. notes 6.00%, 3/15/22		120,000	125,742

Cinemark USA, Inc. company guaranty sr. unsec. notes
5.125%, 12/15/22		165,000	170,156

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4.875%, 6/1/23		140,000	142,380

Cirsa Funding Luxembourg SA company guaranty sr. unsec. notes
Ser. REGS, 5.875%, 5/15/23 (Luxembourg)	EUR	100,000	125,150

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7.625%, 3/15/20		$186,000	187,163

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6.50%, 11/15/22		280,000	290,150

Diamond Resorts International, Inc. 144A sr. notes 7.75%, 9/1/23		636,000	679,725

Diamond Resorts International, Inc. 144A sr. unsec. notes
10.75%, 9/1/24		210,000	226,800

40 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Consumer cyclicals cont.

Eldorado Resorts, Inc. company guaranty sr. unsec. notes
6.00%, 4/1/25		$95,000	$101,650

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub. notes
7.00%, 8/1/23		440,000	475,200

EMI Music Publishing Group North America Holdings, Inc. 144A sr.
unsec. notes 7.625%, 6/15/24		315,000	349,650

EW Scripps Co. (The) 144A company guaranty sr. unsec. notes
5.125%, 5/15/25		205,000	212,175

Gartner, Inc. 144A company guaranty sr. unsec. notes
5.125%, 4/1/25		340,000	359,550

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 11/1/20		367,000	388,095

GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec.
unsub. notes 5.375%, 4/15/26		165,000	179,850

Gray Television, Inc. 144A company guaranty sr. unsec. notes
5.875%, 7/15/26		330,000	341,550

Great Canadian Gaming Corp. 144A company guaranty sr. unsec.
notes 6.625%, 7/25/22 (Canada)	CAD	541,000	448,808

Grupo Televisa SAB sr. unsec. unsub. bonds 6.625%,
1/15/40 (Mexico)		$195,000	228,888

GW Honos Security Corp. 144A company guaranty sr. unsec. notes
8.75%, 5/15/25 (Canada)		390,000	415,350

Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes
4.625%, 5/15/24		320,000	326,800

Hilton Worldwide Finance, LLC/Hilton Worldwide Finance Corp.
144A sr. unsec. bonds 4.875%, 4/1/27		375,000	390,938

Howard Hughes Corp. (The) 144A sr. unsec. notes 5.375%, 3/15/25		500,000	519,375

iHeartCommunications, Inc. company guaranty sr. notes
9.00%, 12/15/19		674,000	544,255

IHO Verwaltungs GmbH 144A sr. notes 4.75%, 9/15/26 (Germany) ‡‡		340,000	346,375

IHS Markit, Ltd. 144A company guaranty notes 4.75%, 2/15/25
(United Kingdom)		230,000	242,075

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty notes 10.25%, 11/15/22		757,000	832,700

Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp. 144A company
guaranty sr. notes 6.75%, 11/15/21		730,000	761,025

Jacobs Entertainment, Inc. 144A notes 7.875%, 2/1/24		120,000	130,200

JC Penney Corp., Inc. company guaranty sr. unsec. unsub. bonds
7.40%, 4/1/37		119,000	94,605

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9.75%,
10/15/19 ‡‡		399,000	391,020

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5.375%, 1/15/24		307,000	323,118

Lennar Corp. company guaranty sr. unsec. unsub. notes
4.75%, 11/15/22		200,000	212,250

Lions Gate Entertainment Corp. 144A sr. unsec. unsub. notes
5.875%, 11/1/24		353,000	369,768

Live Nation Entertainment, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 11/1/24		165,000	169,125

Masonite International Corp. 144A company guaranty sr. unsec.
notes 5.625%, 3/15/23		506,000	531,300

Premier Income Trust 41

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Consumer cyclicals cont.

Matalan Finance PLC sub. notes Ser. REGS, 6.875%, 6/1/19
(United Kingdom)	GBP	100,000	$128,062

Mattamy Group Corp. 144A sr. unsec. notes 6.875%,
12/15/23 (Canada)		$85,000	86,488

Mattamy Group Corp. 144A sr. unsec. notes 6.50%,
11/15/20 (Canada)		537,000	548,975

MGM Resorts International company guaranty sr. unsec. notes
5.25%, 3/31/20		67,000	71,087

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6.625%, 12/15/21		337,000	379,125

Navistar International Corp. company guaranty sr. unsec. notes
8.25%, 11/1/21		919,000	928,190

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7.125%, 6/1/28		260,000	178,100

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.75%, 10/15/21 ‡‡		286,000	138,710

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec. sub.
notes 8.00%, 10/15/21		220,000	121,550

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
notes 5.625%, 8/1/24		350,000	361,813

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. notes 5.00%, 2/1/25 (Luxembourg)		190,000	196,175

Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5.50%, 10/1/21 (Luxembourg)		207,000	213,728

Nielsen Finance, LLC/Nielsen Finance Co. 144A company guaranty
sr. unsec. sub. notes 5.00%, 4/15/22		246,000	253,688

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.875%, 3/15/25		315,000	330,356

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5.625%, 2/15/24		209,000	218,144

Owens Corning company guaranty sr. unsec. notes 4.20%, 12/1/24		296,000	310,207

Penn National Gaming, Inc. 144A sr. unsec. notes 5.625%, 1/15/27		240,000	247,200

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.75%, 10/1/22		439,000	454,365

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.50%, 5/15/26		241,000	241,603

Penske Automotive Group, Inc. company guaranty sr. unsec. sub.
notes 5.375%, 12/1/24		290,000	291,088

PetSmart, Inc. 144A sr. unsec. notes 7.125%, 3/15/23		125,000	113,125

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7.875%, 6/15/32		265,000	315,350

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5.50%, 3/1/26		400,000	430,500

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 2/1/25		390,000	401,700

Regal Entertainment Group sr. unsec. sub. notes 5.75%, 6/15/23		47,000	48,998

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 6.125%, 8/15/21		580,000	591,600

Sabre GLBL, Inc. 144A company guaranty sr. notes 5.375%, 4/15/23		365,000	381,425

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10.00%, 12/1/22		1,203,000	1,341,345

42 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.	amount	Value

Consumer cyclicals cont.

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6.25%, 9/1/20	$115,000	$116,725

Scientific Games International, Inc. 144A company guaranty sr.
notes 7.00%, 1/1/22	532,000	566,580

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5.625%, 8/1/24	777,000	808,080

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub. notes
6.00%, 7/15/24	263,000	283,383

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	254,000	258,445

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
bonds 5.50%, 4/15/27	495,000	511,706

Six Flags Entertainment Corp. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 7/31/24	540,000	549,450

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5.75%, 7/15/25	240,000	256,800

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6.625%, 11/15/22	25,000	26,125

Standard Industries, Inc. 144A sr. unsec. notes 6.00%, 10/15/25	106,000	113,288

Standard Industries, Inc. 144A sr. unsec. notes 5.375%, 11/15/24	544,000	572,560

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A company guaranty sr. unsub. notes
5.875%, 5/15/25	275,000	275,000

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5.25%, 4/15/21	747,000	766,609

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5.625%, 3/1/24	165,000	174,900

Townsquare Media, Inc. 144A company guaranty sr. unsec. notes
6.50%, 4/1/23	119,000	119,893

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company guaranty
sr. unsec. unsub. notes 5.875%, 6/15/24	344,000	366,360

Tribune Media Co. company guaranty sr. unsec. notes
5.875%, 7/15/22	342,000	358,245

Univision Communications, Inc. 144A company guaranty sr. notes
5.125%, 5/15/23	495,000	504,900

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5.125%, 2/15/25	216,000	216,540

Werner FinCo LP/Werner FinCo, Inc. 144A company guaranty sr.
unsec. notes 8.75%, 7/15/25	564,000	564,000

WMG Acquisition Corp. 144A company guaranty sr. notes
5.00%, 8/1/23	52,000	53,820

Wolverine World Wide, Inc. 144A company guaranty sr. unsec.
bonds 5.00%, 9/1/26	229,000	227,397

Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp. 144A company
guaranty sr. unsec. sub. notes 5.25%, 5/15/27	277,000	283,579

		32,583,510

Consumer staples (1.4%)

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty
notes 6.00%, 4/1/22 (Canada)	287,000	296,328

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
notes 4.625%, 1/15/22 (Canada)	170,000	173,825

1011778 BC ULC/New Red Finance, Inc. 144A company guaranty sr.
sub. notes 4.25%, 5/15/24 (Canada)	275,000	276,546

Premier Income Trust 43

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Consumer staples cont.

Alpine Finance Merger Sub, LLC 144A sr. unsec. notes
6.875%, 8/1/25		$124,000	$128,650

Ashtead Capital, Inc. 144A company guaranty notes
5.625%, 10/1/24		310,000	334,025

BlueLine Rental Finance Corp./BlueLine Rental, LLC 144A
company guaranty sub. notes 9.25%, 3/15/24		704,000	763,840

Brand Energy & Infrastructure Services, Inc. 144A sr. unsec. notes
8.50%, 7/15/25		456,000	485,640

CEC Entertainment, Inc. company guaranty sr. unsec. sub. notes
8.00%, 2/15/22		241,000	252,448

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11.00%, 3/15/21		1,061,000	1,123,334

Dean Foods Co. 144A company guaranty sr. unsec. notes
6.50%, 3/15/23		330,000	342,788

Diamond BC BV 144A sr. unsec. notes 5.625%, 8/15/25	EUR	295,000	354,285

Fresh Market, Inc. (The) 144A company guaranty sr. notes
9.75%, 5/1/23		$264,000	215,820

High Ridge Brands Co. 144A company guaranty sr. unsec. notes
8.875%, 3/15/25		303,000	300,728

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.25%, 6/1/26		295,000	312,700

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 5.00%, 6/1/24		295,000	307,538

KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell of America, LLC
144A company guaranty sr. unsec. notes 4.75%, 6/1/27		180,000	185,625

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.875%, 11/1/26		350,000	365,894

Lamb Weston Holdings, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.625%, 11/1/24		85,000	88,719

Landry’s, Inc. 144A sr. unsec. notes 6.75%, 10/15/24		215,000	220,440

Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5.75%, 3/15/25		202,000	207,050

Pizzaexpress Financing 2 PLC company guaranty sr. notes
Ser. REGS, 6.625%, 8/1/21 (United Kingdom)	GBP	100,000	130,064

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5.375%, 12/15/21		$229,000	236,156

Revlon Consumer Products Corp. company guaranty sr. unsec.
notes 6.25%, 8/1/24		285,000	216,600

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5.75%, 2/15/21		540,000	448,200

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6.125%, 4/1/23		528,000	523,380

			8,290,623

Energy (6.8%)

Alliance Resource Operating Partners LP/Alliance Resource
Finance Corp. 144A sr. unsec. notes 7.50%, 5/1/25		170,000	179,563

Alta Mesa Holdings LP/Alta Mesa Finance Services Corp. 144A
company guaranty sr. unsec. notes 7.875%, 12/15/24		989,000	1,038,450

Antero Resources Corp. company guaranty sr. unsec. notes
5.625%, 6/1/23		123,000	126,075

Antero Resources Corp. company guaranty sr. unsec. sub. notes
5.125%, 12/1/22		38,000	38,570

44 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.	amount	Value

Energy cont.

Antero Resources Finance Corp. company guaranty sr. unsec. sub.
notes 5.375%, 11/1/21	$324,000	$332,810

Ascent Resources Utica Holdings, LLC/ARU Finance Corp. 144A sr.
unsec. notes 10.00%, 4/1/22	187,000	191,675

California Resources Corp. company guaranty sr. unsec. sub. notes
5.00%, 1/15/20	210,000	132,300

California Resources Corp. 144A company guaranty notes
8.00%, 12/15/22	345,000	219,938

Cenovus Energy, Inc. sr. unsec. bonds 6.75%, 11/15/39 (Canada)	232,000	250,560

Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes
5.875%, 3/31/25	738,000	799,808

Cheniere Corpus Christi Holdings, LLC 144A company guaranty sr.
bonds 5.125%, 6/30/27	275,000	286,344

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5.75%, 3/15/23	58,000	53,070

Chesapeake Energy Corp. 144A company guaranty notes
8.00%, 12/15/22	251,000	266,060

Chesapeake Energy Corp. 144A company guaranty sr. unsec.
bonds 8.00%, 6/15/27	114,000	114,000

Chesapeake Energy Corp. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25	267,000	267,668

Concho Resources, Inc. company guaranty sr. unsec. notes
5.50%, 4/1/23	559,000	577,168

Concho Resources, Inc. company guaranty sr. unsec. notes
4.375%, 1/15/25	280,000	288,750

Continental Resources, Inc. company guaranty sr. unsec. bonds
4.90%, 6/1/44	60,000	51,300

Continental Resources, Inc. company guaranty sr. unsec. notes
3.80%, 6/1/24	1,048,000	969,400

Continental Resources, Inc. company guaranty sr. unsec. unsub.
notes 4.50%, 4/15/23	187,000	182,325

Covey Park Energy, LLC/Covey Park Finance Corp. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	213,000	218,325

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6.375%, 8/15/21	63,000	36,698

Denbury Resources, Inc. 144A company guaranty notes
9.00%, 5/15/21	364,000	346,710

Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 5.375%, 5/31/25	520,000	538,200

Diamondback Energy, Inc. company guaranty sr. unsec. unsub.
notes 4.75%, 11/1/24	140,000	141,400

Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec.
notes 8.125%, 9/15/23	431,000	461,170

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9.375%, 5/1/20	573,000	487,050

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty notes 8.00%, 2/15/25	195,000	151,491

EP Energy, LLC/Everest Acquisition Finance, Inc. 144A company
guaranty sr. notes 8.00%, 11/29/24	103,000	104,030

FTS International, Inc. 144A company guaranty sr. sub. FRN
8.746%, 6/15/20	84,000	85,260

Premier Income Trust 45

	Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.	amount	Value

Energy cont.

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
9.25%, 4/23/19 (Russia)	$394,000	$434,361

Holly Energy Partners LP/Holly Energy Finance Corp. 144A
company guaranty sr. unsec. notes 6.00%, 8/1/24	400,000	416,000

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7.375%, 5/1/22	131,000	135,749

Laredo Petroleum, Inc. company guaranty sr. unsec. sub. notes
5.625%, 1/15/22	300,000	303,375

Lukoil International Finance BV 144A company guaranty sr. unsec.
unsub. bonds 6.656%, 6/7/22 (Russia)	1,080,000	1,212,300

MEG Energy Corp. 144A company guaranty sr. unsec. notes 7.00%,
3/31/24 (Canada)	131,000	107,748

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6.375%, 1/30/23 (Canada)	191,000	159,963

MEG Energy Corp. 144A notes 6.50%, 1/15/25 (Canada)	110,000	106,425

Murray Energy Corp. 144A notes 11.25%, 4/15/21	252,000	191,316

Newfield Exploration Co. sr. unsec. unsub. notes 5.75%, 1/30/22	67,000	71,020

Newfield Exploration Co. sr. unsec. unsub. notes 5.375%, 1/1/26	859,000	895,508

Noble Holding International, Ltd. company guaranty sr. unsec.
unsub. notes 7.75%, 1/15/24	348,000	276,956

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6.875%, 1/15/23	312,000	306,540

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6.875%, 3/15/22	247,000	244,530

Parsley Energy LLC/Parsley Finance Corp. 144A company guaranty
sr. unsec. sub. notes 5.375%, 1/15/25	120,000	122,400

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.875%,
5/3/22 (Indonesia)	270,000	289,094

Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%,
5/20/23 (Indonesia)	400,000	416,588

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.375%, 1/17/27 (Brazil)	2,495,000	2,700,838

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
bonds 7.25%, 3/17/44 (Brazil)	1,226,000	1,232,130

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.75%, 5/23/26 (Brazil)	878,000	1,031,650

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 8.375%, 5/23/21 (Brazil)	2,017,000	2,269,125

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.25%, 3/17/24 (Brazil)	2,331,000	2,432,981

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 6.125%, 1/17/22 (Brazil)	493,000	518,266

Petrobras Global Finance BV company guaranty sr. unsec. unsub.
notes 5.375%, 1/27/21 (Brazil)	960,000	986,400

Petroleos de Venezuela SA company guaranty sr. unsec. bonds
Ser. REGS, 6.00%, 11/15/26 (Venezuela)	1,255,000	408,001

Petroleos de Venezuela SA company guaranty sr. unsec. unsub.
notes 5.375%, 4/12/27 (Venezuela)	3,606,000	1,179,703

Petroleos de Venezuela SA 144A company guaranty sr. unsec.
notes 6.00%, 11/15/26 (Venezuela)	2,345,000	762,360

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
6.625%, 6/15/35 (Mexico)	340,000	361,522

46 Premier Income Trust

	Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.	amount	Value

Energy cont.

Petroleos Mexicanos company guaranty sr. unsec. unsub. bonds
5.625%, 1/23/46 (Mexico)	$525,000	$482,024

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
8.00%, 5/3/19 (Mexico)	1,440,000	1,574,784

Petroleos Mexicanos company guaranty sr. unsec. unsub. notes
4.50%, 1/23/26 (Mexico)	5,014,000	4,980,908

Precision Drilling Corp. company guaranty sr. unsec. notes 7.75%,
12/15/23 (Canada)	130,000	130,650

Precision Drilling Corp. company guaranty sr. unsec. notes 5.25%,
11/15/24 (Canada)	14,000	12,565

Range Resources Corp. 144A company guaranty sr. unsec. sub.
notes 5.75%, 6/1/21	595,000	610,619

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 11/15/23	192,000	188,160

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5.625%, 7/15/22	58,000	57,565

SemGroup Corp. 144A company guaranty sr. unsec. notes
6.375%, 3/15/25	355,000	351,450

SESI, LLC company guaranty sr. unsec. unsub. notes
7.125%, 12/15/21	123,000	123,769

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes 8.25%,
5/15/20 (Canada)	286,000	298,870

Seventy Seven Energy, Inc. escrow sr. unsec. notes
6.50%, 7/15/22 F	45,000	5

Shelf Drilling Holdings, Ltd. 144A company guaranty notes
9.50%, 11/2/20	260,000	256,100

SM Energy Co. sr. unsec. notes 6.50%, 11/15/21	332,000	330,340

SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	164,000	152,520

SM Energy Co. sr. unsec. unsub. notes 6.50%, 1/1/23	65,000	64,675

SM Energy Co. sr. unsec. unsub. notes 6.125%, 11/15/22	281,000	275,380

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. bonds 5.375%, 2/1/27	210,000	217,875

Targa Resources Partners LP/Targa Resources Partners Finance
Corp. 144A company guaranty sr. unsec. notes 5.125%, 2/1/25	105,000	108,019

Tesoro Logistics LP/Tesoro Logistics Finance Corp. company
guaranty sr. unsec. notes 5.25%, 1/15/25	146,000	156,220

Vermilion Energy, Inc. 144A company guaranty sr. unsec. notes
5.625%, 3/15/25 (Canada)	116,000	115,130

Weatherford International, Ltd. company guaranty sr. unsec.
unsub. notes 8.25%, 6/15/23	70,000	71,050

Weatherford International, Ltd. 144A company guaranty sr. unsec.
sub. notes 9.875%, 2/15/24	130,000	139,425

WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	107,000	117,700

WPX Energy, Inc. sr. unsec. notes 7.50%, 8/1/20	444,000	475,080

WPX Energy, Inc. sr. unsec. unsub. notes 6.00%, 1/15/22	978,000	1,004,895

		40,804,795

Financials (4.1%)

Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5.375%, 8/1/22	778,000	787,725

Ally Financial, Inc. company guaranty sr. unsec. notes
8.00%, 11/1/31	608,000	754,680

Premier Income Trust 47

	Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.	amount	Value

Financials cont.

Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	$369,000	$394,830

American International Group, Inc. jr. unsec. sub. FRB
8.175%, 5/15/58	163,000	222,495

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.10%,
perpetual maturity	148,000	163,170

Bank of America Corp. jr. unsec. sub. FRN Ser. Z, 6.50%,
perpetual maturity	185,000	208,819

CBRE Services, Inc. company guaranty sr. unsec. notes
5.25%, 3/15/25	175,000	192,465

CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	315,000	340,594

CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	315,000	340,389

CIT Group, Inc. 144A sr. unsec. notes 5.50%, 2/15/19	127,000	133,261

CNG Holdings, Inc. 144A sr. notes 9.375%, 5/15/20	119,000	107,100

CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	443,000	470,688

Credit Acceptance Corp. company guaranty sr. unsec. notes
6.125%, 2/15/21	332,000	340,300

DFC Finance Corp. 144A company guaranty sr. notes
10.50%, 6/15/20	273,000	151,515

Dresdner Funding Trust I jr. unsec. sub. notes 8.151%, 6/30/31	500,000	632,520

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151%, 6/30/31	486,000	614,809

ESH Hospitality, Inc. 144A company guaranty sr. unsec. notes
5.25%, 5/1/25 R	360,000	376,200

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec. sub.
notes 8.125%, 7/15/19 ‡‡	161,000	161,000

HUB International, Ltd. 144A sr. unsec. notes 7.875%, 10/1/21	475,000	496,375

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.75%, 2/1/24	210,000	220,500

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.25%, 2/1/22	205,000	213,393

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6.00%, 8/1/20	51,000	52,403

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5.875%, 2/1/22	440,000	452,298

Intelsat Connect Finance SA 144A company guaranty sr. unsec.
sub. notes 12.50%, 4/1/22 (Luxembourg)	18,000	17,258

International Lease Finance Corp. sr. unsec. unsub. notes
5.875%, 8/15/22	20,000	22,625

Intesa Sanpaolo SpA 144A company guaranty jr. unsec. sub. FRB
7.70%, perpetual maturity (Italy)	200,000	212,750

iStar, Inc. sr. unsec. notes 6.00%, 4/1/22 R	130,000	134,550

iStar, Inc. sr. unsec. notes 5.00%, 7/1/19 R	25,000	25,328

Liberty Mutual Insurance Co. 144A unsec. sub. notes
7.697%, 10/15/97	670,000	949,570

Lloyds Banking Group PLC 144A jr. unsec. sub. FRN 6.657%,
perpetual maturity (United Kingdom)	442,000	504,985

LPL Holdings, Inc. 144A company guaranty sr. unsec. notes
5.75%, 9/15/25	350,000	366,625

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6.50%, 7/1/21	499,000	511,475

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. sub. notes 6.75%, 12/15/19	173,000	181,131

48 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Financials cont.

OneMain Financial Holdings, LLC 144A company guaranty sr.
unsec. unsub. notes 7.25%, 12/15/21		$210,000	$221,025

Provident Funding Associates LP/PFG Finance Corp. 144A sr.
unsec. notes 6.375%, 6/15/25		375,000	387,188

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8.00%,
perpetual maturity (United Kingdom)		200,000	218,876

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648%,
perpetual maturity (United Kingdom)		306,000	379,823

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.50%,
perpetual maturity (United Kingdom)		410,000	433,063

Royal Bank of Scotland Group PLC sr. unsec. unsub. notes 3.875%,
9/12/23 (United Kingdom)		235,000	240,972

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 7.75%, 5/29/18 (Russia)		550,000	571,599

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A sr.
unsec. unsub. notes 5.298%, 12/27/17 (Russia)		600,000	607,025

Sberbank of Russia Via SB Capital SA 144A sr. unsec. notes 6.125%,
2/7/22 (Russia)		500,000	545,000

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 8.25%, 12/15/20		130,000	145,925

Springleaf Finance Corp. sr. unsec. unsub. notes 5.25%, 12/15/19		123,000	128,074

Stearns Holdings, Inc. 144A company guaranty sr. notes
9.375%, 8/15/20		119,000	122,570

Tempo Acquisition, LLC/Tempo Acquisition Finance Corp. 144A sr.
unsec. notes 6.75%, 6/1/25		423,000	438,617

TMX Finance, LLC/TitleMax Finance Corp. 144A company guaranty
sr. notes 8.50%, 9/15/18		158,000	148,915

UBS AG/Jersey jr. unsec. sub. FRN Ser. EMTN, 7.152%, perpetual
maturity (Jersey)	EUR	400,000	486,074

USIS Merger Sub, Inc. 144A sr. unsec. notes 6.875%, 5/1/25		$315,000	326,025

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.902%, 7/9/20 (Russia)		150,000	162,512

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 6.80%, 11/22/25 (Russia)		468,000	520,113

Vnesheconombank Via VEB Finance PLC 144A sr. unsec. unsub.
notes 5.942%, 11/21/23 (Russia)		200,000	213,514

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes 6.875%,
5/29/18 (Russia)		786,000	811,246

VTB Bank OJSC Via VTB Capital SA 144A unsec. sub. bonds 6.95%,
10/17/22 (Russia)		5,600,000	6,048,000

VTB Bank PJSC via VTB Eurasia DAC 144A unsec. sub. FRN 9.50%,
perpetual maturity (Russia)		450,000	499,500

			24,409,482

Health care (2.2%)

Air Medical Merger Sub Corp. 144A sr. unsec. notes 6.375%, 5/15/23		475,000	458,375

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7.875%, 9/1/23		327,000	322,095

ASP AMC Merger Sub, Inc. 144A sr. unsec. notes 8.00%, 5/15/25		354,000	350,903

BioScrip, Inc. company guaranty sr. unsec. notes 8.875%, 2/15/21		296,000	266,400

Centene Corp. sr. unsec. unsub. notes 6.125%, 2/15/24		395,000	429,563

Centene Corp. sr. unsec. unsub. notes 4.75%, 1/15/25		94,000	97,995

Premier Income Trust 49

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Health care cont.

Centene Corp. sr. unsec. unsub. notes 4.75%, 5/15/22		$305,000	$321,013

CHS/Community Health Systems, Inc. company guaranty sr. notes
6.25%, 3/31/23		160,000	164,000

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6.875%, 2/1/22		710,000	608,825

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. unsub. notes 7.125%, 7/15/20		192,000	185,040

Concordia International Corp. 144A company guaranty sr. unsec.
notes 7.00%, 4/15/23 (Canada)		298,000	52,895

Concordia International Corp. 144A sr. notes 9.00%,
4/1/22 (Canada)		65,000	49,563

Eagle Holding Co II, LLC 144A sr. unsec. unsub. notes
7.625%, 5/15/22 ‡‡		115,000	119,600

Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 2/1/25 (Ireland)		200,000	169,250

Endo DAC/Endo Finance, LLC/Endo Finco, Inc. 144A company
guaranty sr. unsec. unsub. notes 6.00%, 7/15/23 (Ireland)		540,000	468,450

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5.375%, 1/15/23		295,000	252,225

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6.25%, 10/15/22		263,000	274,835

HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26		256,000	277,120

HCA, Inc. company guaranty sr. notes 6.50%, 2/15/20		809,000	883,833

HCA, Inc. company guaranty sr. sub. bonds 5.50%, 6/15/47		575,000	602,313

HCA, Inc. company guaranty sr. unsec. unsub. notes
7.50%, 2/15/22		128,000	147,520

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
144A company guaranty sr. unsec. notes 6.375%, 8/1/23		370,000	393,125

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sub.
notes 12.50%, 11/1/21		294,000	330,015

Mallinckrodt International Finance SA/Mallinckrodt CB,
LLC 144A company guaranty sr. unsec. unsub. notes 5.50%,
4/15/25 (Luxembourg)		329,000	303,503

Molina Healthcare, Inc. company guaranty sr. unsec. notes
5.375%, 11/15/22		270,000	287,550

Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
4.875%, 6/15/25		70,000	71,225

Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics
SA 144A sr. unsec. notes 6.625%, 5/15/22		563,000	553,148

Patheon Holdings I BV 144A sr. unsec. sub. notes 7.50%,
2/1/22 (Netherlands)		340,000	360,400

Service Corp. International/US sr. unsec. unsub. notes
5.375%, 5/15/24		1,075,000	1,140,844

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6.50%, 5/15/23		220,000	227,700

Tenet Healthcare Corp. company guaranty sr. notes 4.75%, 6/1/20		80,000	82,900

Tenet Healthcare Corp. company guaranty sr. sub. notes
6.00%, 10/1/20		393,000	421,001

Unilabs Subholding AB company guaranty sr. unsec. notes
Ser. REGS, 5.75%, 5/15/25 (Sweden)	EUR	100,000	119,209

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25		$489,000	416,261

50 Premier Income Trust

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Health care cont.

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 5/15/23		$466,000	$400,760

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 12/1/21		90,000	81,450

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 3/1/23		195,000	166,238

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 3/15/20		317,000	305,905

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24		355,000	378,075

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsub. notes 6.50%, 3/15/22		120,000	126,600

WellCare Health Plans, Inc. sr. unsec. notes 5.25%, 4/1/25		165,000	174,900

			12,842,622

Technology (1.6%)

Avaya, Inc. 144A company guaranty sr. notes 7.00%, 4/1/19
(In default) †		1,204,000	993,300

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A
company guaranty sr. unsec. notes 7.125%, 6/15/24		1,843,000	2,050,887

Diamond 1 Finance Corp./Diamond 2 Finance Corp. 144A sr. notes
5.45%, 6/15/23		440,000	484,968

First Data Corp. 144A company guaranty sr. unsec. unsub. notes
7.00%, 12/1/23		450,000	485,438

First Data Corp. 144A notes 5.75%, 1/15/24		435,000	459,469

First Data Corp. 144A sr. notes 5.375%, 8/15/23		375,000	391,406

Inception Merger Sub, Inc./Rackspace Hosting, Inc. 144A sr. unsec.
notes 8.625%, 11/15/24		640,000	691,200

Infor Software Parent, LLC/Infor Software Parent, Inc. 144A
company guaranty sr. unsec. notes 7.125%, 5/1/21 ‡‡		717,000	742,095

Infor US, Inc. company guaranty sr. unsec. notes 6.50%, 5/15/22		503,000	523,749

Infor US, Inc. 144A company guaranty sr. notes 5.75%, 8/15/20		132,000	135,960

Iron Mountain, Inc. company guaranty sr. unsec. notes
6.00%, 8/15/23 R		430,000	454,725

Micron Technology, Inc. company guaranty sr. unsec. unsub. notes
5.875%, 2/15/22		380,000	395,200

Micron Technology, Inc. 144A sr. unsec. unsub. notes
5.25%, 1/15/24		198,000	206,354

Solera, LLC /Solera Finance, Inc. 144A sr. unsec. notes
10.50%, 3/1/24		510,000	586,500

Techem Energy Metering Service GmbH & Co. KG 144A company
guaranty sr. unsec. sub. notes 7.875%, 10/1/20 (Germany)	EUR	380,000	465,247

Trionista TopCo GmbH 144A company guaranty sr. unsec. sub.
notes 6.875%, 4/30/21 (Germany)	EUR	515,000	634,092

			9,700,590

Transportation (0.1%)

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty sr.
unsec. notes 6.375%, 4/1/23		$644,000	674,590

			674,590

Utilities and power (1.1%)

AES Corp./Virginia (The) sr. unsec. notes 5.50%, 4/15/25		965,000	1,013,250

AES Corp./Virginia (The) sr. unsec. notes 4.875%, 5/15/23		160,000	163,200

Premier Income Trust 51

		Principal
CORPORATE BONDS AND NOTES (33.6%)* cont.		amount	Value

Utilities and power cont.

AES Corp./Virginia (The) sr. unsec. unsub. notes 7.375%, 7/1/21		$310,000	$353,788

Calpine Corp. sr. unsec. sub. notes 5.75%, 1/15/25		907,000	846,911

Calpine Corp. 144A company guaranty sr. notes 5.25%, 6/1/26		230,000	225,400

Calpine Corp. 144A company guaranty sr. sub. notes
5.875%, 1/15/24		85,000	87,338

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85%, 6/15/37		615,000	677,280

Dynegy, Inc. company guaranty sr. unsec. notes 7.375%, 11/1/22		448,000	452,570

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7.625%, 11/1/24		516,000	508,905

Dynegy, Inc. 144A company guaranty sr. unsec. notes
8.00%, 1/15/25		216,000	213,840

Energy Transfer Equity LP sr. sub. notes 5.875%, 1/15/24		190,000	204,725

GenOn Energy, Inc. sr. unsec. sub. notes 9.875%, 10/15/20
(In default) †		329,000	218,785

NGPL PipeCo., LLC 144A sr. unsec. bonds 4.875%, 8/15/27		20,000	20,575

NGPL PipeCo., LLC 144A sr. unsec. notes 4.375%, 8/15/22		5,000	5,144

NRG Energy, Inc. company guaranty sr. unsec. notes
7.25%, 5/15/26		272,000	288,320

NRG Energy, Inc. company guaranty sr. unsec. notes
6.625%, 1/15/27		393,000	403,808

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7.875%, 5/15/21		319,000	328,570

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5.00%, 10/1/22		195,000	209,330

Southern Star Central Corp. 144A sr. unsec. notes 5.125%, 7/15/22		457,000	467,283

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
escrow company guaranty sr. notes 11.50%, 10/1/20		205,000	513

			6,689,535

Total corporate bonds and notes (cost $195,917,932)			$200,480,344

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (10.5%)*		units	Value

Argentina (Republic of) sr. unsec. unsub. bonds 7.625%,
4/22/46 (Argentina)		$2,570,000	$2,641,960

Argentina (Republic of) sr. unsec. unsub. bonds 6.625%,
7/6/28 (Argentina)		460,000	460,000

Argentina (Republic of) sr. unsec. unsub. notes 6.875%,
1/26/27 (Argentina)		3,493,000	3,590,804

Brazil (Federal Republic of) sr. unsec. unsub. bonds 5.00%,
1/27/45 (Brazil)		1,725,000	1,537,406

Brazil (Federal Republic of) sr. unsec. unsub. notes 6.00%,
4/7/26 (Brazil)		2,020,000	2,216,950

Brazil (Federal Republic of) unsec. notes Ser. NTNF, 10.00%, 1/1/23
(Brazil) (Units)	BRL	6,750	2,212,261

Buenos Aires (Province of) unsec. FRN 24.268%,
5/31/22 (Argentina)	ARS	17,110,000	1,010,960

Buenos Aires (Province of) 144A sr. unsec. unsub. bonds 7.875%,
6/15/27 (Argentina)		$5,355,000	5,472,810

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 10.875%,
1/26/21 (Argentina)		100,000	113,100

52 Premier Income Trust

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (10.5%)* cont.		units	Value

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 9.125%,
3/16/24 (Argentina)		$2,688,000	$2,985,024

Buenos Aires (Province of) 144A sr. unsec. unsub. notes 6.50%,
2/15/23 (Argentina)		645,000	655,965

Cordoba (Province of) 144A sr. unsec. unsub. notes 7.125%,
6/10/21 (Argentina)		2,408,000	2,516,625

Costa Rica (Republic of) 144A sr. unsec. unsub. notes 7.00%, 4/4/44
(Costa Rica)		250,000	261,875

Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%,
4/20/27 (Dominican Republic)		605,000	727,513

Dominican (Republic of) 144A sr. unsec. unsub. bonds 5.50%,
1/27/25 (Dominican Republic)		1,650,000	1,736,625

Egypt (Arab Republic of) 144A sr. unsec. bonds 8.50%,
1/31/47 (Egypt)		760,000	826,500

Egypt (Arab Republic of) 144A sr. unsec. notes 6.125%,
1/31/22 (Egypt)		910,000	938,336

Hellenic (Republic of) sr. unsec. notes 4.375%, 8/1/22 (Greece)	EUR	2,332,000	2,734,783

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI, 3.00%,
2/24/40 (Greece)	EUR	61,000	51,367

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/36 (Greece) ††	EUR	468,000	401,536

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/33 (Greece) ††	EUR	141,000	126,946

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/32 (Greece) ††	EUR	178,000	162,852

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/31 (Greece) ††	EUR	468,000	433,176

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/30 (Greece) ††	EUR	3,840,211	3,628,652

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/29 (Greece) ††	EUR	1,797,295	1,730,323

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/28 (Greece) ††	EUR	4,583,435	4,574,390

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/27 (Greece) ††	EUR	398,000	416,650

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/26 (Greece) ††	EUR	1,556,500	1,649,906

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/25 (Greece) ††	EUR	1,218,000	1,303,291

Hellenic (Republic of) sr. unsec. unsub. bonds Ser. PSI,
stepped-coupon 3.00% (3.65%, 2/24/20), 2/24/23 (Greece) ††	EUR	1,797,865	1,985,993

Indonesia (Republic of) 144A sr. unsec. notes 4.75%,
1/8/26 (Indonesia)		$300,000	323,625

Indonesia (Republic of) 144A sr. unsec. unsub. bonds 6.625%,
2/17/37 (Indonesia)		1,555,000	1,963,188

Indonesia (Republic of) 144A sr. unsec. unsub. notes 5.95%,
1/8/46 (Indonesia)		200,000	241,000

Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%,
1/8/27 (Indonesia)		1,265,000	1,328,404

Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%,
4/15/23 (Indonesia)		1,355,000	1,365,163

Ivory Coast (Republic of) 144A sr. unsec. bonds 6.125%, 6/15/33
(Ivory Coast)		1,385,000	1,354,925

Premier Income Trust 53

FOREIGN GOVERNMENT AND AGENCY	Principal amount/
BONDS AND NOTES (10.5%)* cont.		units	Value

Russia (Federation of) 144A sr. unsec. notes 4.50%, 4/4/22 (Russia)		$465,000	$493,532

Russia (Federation of) 144A sr. unsec. unsub. bonds 12.75%,
6/24/28 (Russia)		1,281,000	2,249,756

Russia (Federation of) 144A sr. unsec. unsub. bonds 5.625%,
4/4/42 (Russia)		1,400,000	1,524,250

Turkey (Republic of) unsec. notes 11.00%, 3/2/22 (Turkey)	TRY	2,795,000	805,696

Ukraine (Government of) 144A unsec. notes 7.75%,
9/1/27 (Ukraine)		$316,000	310,119

United Mexican States sr. unsec. notes Ser. GMTN, 5.75%,
10/12/10 (Mexico)		1,030,000	1,084,570

Venezuela (Bolivarian Republic of) sr. unsec. bonds 7.00%,
3/31/38 (Venezuela)		650,000	251,875

Total foreign government and agency bonds and notes (cost $59,441,102)			$62,400,682

		Principal
SENIOR LOANS (2.1%)*[c]		amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5.196%, 7/2/22		$486,117	$379,171

ASP AMC Merger Sub, Inc. bank term loan FRN Ser. B,
4.796%, 4/13/24		181,936	180,951

Asurion, LLC bank term loan FRN 8.726%, 3/3/21		424,000	424,530

Avaya, Inc. bank term loan FRN Ser. B6, 6.667%, 3/31/18
(In default) †		319,198	259,082

Avaya, Inc. bank term loan FRN Ser. B7, 6.417%, 5/29/20
(In default) †		506,468	416,781

Brand Energy & Infrastructure Services, Inc. bank term loan FRN
5.491%, 6/21/24		481,000	483,305

BWAY Corp. bank term loan FRN Ser. B, 4.474%, 4/3/24		145,000	145,423

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11.75%, 3/1/18 (In default) †		1,152,549	1,387,669

Caesars Growth Properties Holdings, LLC bank term loan FRN
Ser. L, 4.226%, 5/8/21		874,052	879,733

Capital Automotive LP bank term loan FRN 7.22%, 3/24/25		119,000	120,587

Casella Waste Systems, Inc. bank term loan FRN Ser. B,
3.976%, 10/17/23		970,125	974,976

CCC Information Services, Inc. bank term loan FRN
7.976%, 3/30/25		144,000	147,960

Chesapeake Energy Corp. bank term loan FRN 8.686%, 8/23/21		630,000	676,266

CPG International, Inc. bank term loan FRN 5.046%, 5/3/24		81,133	81,200

FTS International, Inc. bank term loan FRN Ser. B, 5.976%, 4/16/21		509,000	437,740

Gates Global, LLC/Gates Global Co. bank term loan FRN Ser. B,
4.546%, 3/31/24		174,907	175,869

Getty Images, Inc. bank term loan FRN Ser. B, 4.796%, 10/18/19		600,588	556,295

iHeartCommunications, Inc. bank term loan FRN Ser. D,
7.976%, 1/30/19		743,000	601,830

Kronos, Inc./MA bank term loan FRN 9.42%, 11/1/24		220,000	227,333

Kronos, Inc./MA bank term loan FRN Ser. B, 4.68%, 11/1/23		350,242	353,800

MEG Energy Corp. bank term loan FRN 4.696%, 12/31/23		140,648	139,643

Navistar, Inc. bank term loan FRN Ser. B, 5.23%, 8/7/20		369,375	372,915

Neiman Marcus Group, Ltd., Inc. bank term loan FRN
4.474%, 10/25/20		386,095	286,997

Ortho-Clinical Diagnostics, Inc. bank term loan FRN Ser. B,
5.046%, 6/30/21		179,450	179,496

54 Premier Income Trust

			Principal
SENIOR LOANS (2.1%)*[c] cont.			amount	Value

Patheon Holdings I BV bank term loan FRN Ser. B, 4.504%, 4/20/24			$277,163	$277,625

PetSmart, Inc. bank term loan FRN Ser. B, 4.23%, 3/10/22			125,000	118,281

Rackspace Hosting, Inc. bank term loan FRN Ser. B,
4.172%, 11/3/23			123,690	124,123

Revlon Consumer Products Corp. bank term loan FRN Ser. B,
4.726%, 9/7/23			411,888	372,243

Reynolds Group Holdings, Inc. bank term loan FRN 4.226%, 2/5/23			322,567	323,798

Solenis International LP bank term loan FRN 7.952%, 7/31/22			84,000	84,131

Solenis International LP bank term loan FRN 4.452%, 7/31/21			384,576	385,658

Talbots, Inc. (The) bank term loan FRN 9.726%, 3/19/21			150,913	130,162

Talbots, Inc. (The) bank term loan FRN 5.726%, 3/19/20			237,261	222,432

Valeant Pharmaceuticals International, Inc. bank term loan FRN
Ser. BF1, 5.98%, 4/1/22			139,076	141,595

Vertiv Intermediate Holding II Corp. bank term loan FRN Ser. B,
5.226%, 11/30/23			169,343	170,930

Yonkers Racing Corp. bank term loan FRN 4.48%, 5/31/24			320,000	319,600

Total senior loans (cost $12,834,764)				$12,560,130

PURCHASED SWAP OPTIONS OUTSTANDING
(0.7%)*
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Bank of America N.A.
(2.214)/3 month USD-LIBOR-BBA/Aug-19	Aug-17/2.214		$67,878,250	$68

Barclays Bank PLC
1.47/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.47		81,453,900	15,476

(0.51)/3 month GBP-LIBOR-BBA/Sep-18	Sep-17/0.51	GBP	66,080,000	13,078

Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518		$5,973,300	540,166

2.25/3 month USD-LIBOR-BBA/Sep-27	Sep-17/2.25		54,302,600	360,026

(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		27,151,400	237,032

1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		27,151,400	172,411

(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975		27,151,400	166,167

1.6125/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.6125		108,605,200	155,305

(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		17,431,000	153,044

2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57		27,151,400	147,432

2.235/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.235		40,727,000	125,439

1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896		17,431,000	84,715

(1.091)/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.091	EUR	9,307,100	24,570

2.02/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.02		$40,726,950	19,142

Credit Suisse International
2.2275/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.2275		40,727,000	201,599

2.3724/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.3724		13,678,300	162,772

2.8472/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.8472		13,678,300	51,978

Goldman Sachs International
2.20/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.20		57,172,000	201,817

0.538/3 month GBP-LIBOR-BBA/Oct-18	Oct-17/0.538	GBP	100,516,500	139,253

(2.33)/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.33		$40,726,950	135,213

2.015/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.015		44,063,000	129,986

2.525/3 month USD-LIBOR-BBA/Aug-37	Aug-17/2.525		13,575,700	119,873

Premier Income Trust 55

PURCHASED SWAP OPTIONS OUTSTANDING
(0.7%)* cont.
Counterparty
Fixed right % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Goldman Sachs International cont.
1.3463/3 month GBP-LIBOR-BBA/Oct-27	Oct-17/1.3463	GBP	9,307,100	$117,640

(2.29625)/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.29625		$44,626,000	103,532

(1.83)/3 month USD-LIBOR-BBA/Sep-22	Sep-17/1.83		16,508,000	97,232

1.796/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.796		81,453,900	87,970

-0.108/6 month EUR-EURIBOR-Reuters/Aug-19	Aug-17/-0.108	EUR	46,535,500	46,275

1.83/3 month USD-LIBOR-BBA/Sep-22	Sep-17/1.83		$16,508,000	23,111

(2.5975)/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.5975		81,453,900	15,476

1.296/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.296		162,907,800	4,887

(2.62125)/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.62125		89,252,000	89

(2.234)/3 month USD-LIBOR-BBA/Aug-19	Aug-17/2.234		67,878,250	68

(-0.108)/6 month EUR-EURIBOR-Reuters/Aug-19	Aug-17/-0.108	EUR	46,535,500	55

JPMorgan Chase Bank N.A.
1.585/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.585		$81,454,000	70,050

(2.81025)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.81025		54,302,600	26,067

1.479/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.479		81,453,900	18,734

(1.585)/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.585		81,454,000	15,476

1.9685/3 month USD-LIBOR-BBA/Aug-27	Aug-17/1.9685		29,375,000	6,756

Royal Bank of Scotland PLC (The)
(0.5715)/3 month GBP-LIBOR-BBA/Aug-19	Aug-17/0.5715	GBP	46,535,500	66,925

(0.561)/3 month GBP-LIBOR-BBA/Aug-19	Aug-17/0.561	GBP	23,267,750	38,988

0.5715/3 month GBP-LIBOR-BBA/Aug-19	Aug-17/0.5715	GBP	46,535,500	11,666

0.561/3 month GBP-LIBOR-BBA/Aug-19	Aug-17/0.561	GBP	23,267,750	4,605

Total purchased swap options outstanding (cost $6,271,510)				$4,112,164

	Expiration
	date/strike		Contract
PURCHASED OPTIONS OUTSTANDING (0.3%)*	price		amount	Value

Federal National Mortgage Association 30 yr 2.50% TBA
commitments (Call)	Sep-17/$96.20		$31,000,000	$221,464

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Call)	Sep-17/99.70		142,000,000	938,620

Federal National Mortgage Association 30 yr 3.00% TBA
commitments (Put)	Sep-17/100.05		62,000,000	299,088

USD/CNH (Put)	Oct-17/CNH 6.70		29,755,250	95,455

USD/CNH (Put)	Oct-17/CNH 6.70		29,755,250	90,069

USD/JPY (Put)	Nov-17/JPY 107.00		17,856,750	171,460

Total purchased options outstanding (cost $1,692,602)				$1,816,156

PREFERRED STOCKS (0.1%)*			Shares	Value

GMAC Capital Trust I Ser. 2, $2.031 cum. ARP			16,265	$431,836

Total preferred stocks (cost $412,195)				$431,836

COMMON STOCKS (0.1%)*			Shares	Value

CHC Group, LLC (acquired 3/23/17, cost $23,780) (Cayman Islands) † ∆∆			1,640	$18,040

Halcon Resources Corp. †			24,782	162,570

Milagro Oil & Gas, Inc. (Units) F			169	13,689

Nine Point Energy F			1,254	17,255

SandRidge Energy, Inc. †			8,217	158,670

56 Premier Income Trust

COMMON STOCKS (0.1%)* cont.			Shares	Value

Tervita Corp. Class A (Canada)			449	$3,241

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc. (Rights) F			21,073	22,127

Tribune Media Co. Class 1C F			92,963	23,241

Total common stocks (cost $586,588)				$418,833

			Principal
CONVERTIBLE BONDS AND NOTES (—%)*			amount	Value

CHC Group, LLC/CHC Finance Ltd. cv. notes Ser. AI, zero %, 10/1/20
(acquired 2/2/17, cost $58,386) (Cayman Islands) ∆∆			$84,334	$129,031

Total convertible bonds and notes (cost $60,756)				$129,031

CONVERTIBLE PREFERRED STOCKS (—%)*			Shares	Value

Triangle USA Petroleum Corp. 6.75% cv. pfd. F			32	$32,000

Total convertible preferred stocks (cost $32,000)				$32,000

	Expiration	Strike
WARRANTS (—%)* †	date	price	Warrants	Value

Halcon Resources Corp.	9/9/20	$14.04	6,732	$4,712

Total warrants (cost $—)				$4,712

		Principal amount/
SHORT-TERM INVESTMENTS (9.0%)*			shares	Value

Putnam Short Term Investment Fund 1.15% L		Shares	23,582,059	$23,582,059

State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.94% P		Shares	870,000	870,000

U.S. Treasury Bills 0.917%, 8/10/17 # ∆ Φ §		$11,203,000		11,200,356

U.S. Treasury Bills 0.928%, 8/17/17 # ∆ Φ §			8,496,000	8,492,330

U.S. Treasury Bills 0.940%, 8/3/17 # ∆ Φ §			8,735,000	8,734,546

U.S. Treasury Bills 0.999%, 8/24/17 ∆ Φ §			$869,000	$868,460

Total short-term investments (cost $53,748,080)				$53,747,751

TOTAL INVESTMENTS

Total investments (cost $1,042,765,872)				$1,046,171,502

Key to holding’s currency abbreviations

ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Yuan (Offshore)
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	Turkish Lira
ZAR	South African Rand

Premier Income Trust 57

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
bp	Basis Points
DAC	Designated Activity Company
EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
GMTN	Global Medium Term Notes
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PJSC	Public Joint Stock Company
PO	Principal Only
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the
Securities Act of 1933.
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from August 1, 2016 through July 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $596,640,989.

† This security is non-income-producing.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $147,071, or less than 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

Φ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

58 Premier Income Trust

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $206,908,198 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period, excluding collateral received, if any (as a percentage of Portfolio Value):

United States	87.4%	Mexico	0.9%

Argentina	1.9	Indonesia	0.6

Greece	1.8	Luxembourg	0.6

Brazil	1.6	Other	2.8

Russia	1.5	Total	100.0%

Canada	0.9

FORWARD CURRENCY CONTRACTS at 7/31/17 (aggregate face value $306,850,360)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.

	Australian Dollar	Buy	10/18/17	$6,403,551	$6,117,917	$285,634

	Canadian Dollar	Sell	10/18/17	3,012,117	2,892,067	(120,050)

	Euro	Buy	9/20/17	3,421,094	3,129,598	291,496

	Indian Rupee	Buy	8/16/17	3,165,227	3,135,639	29,588

	Indian Rupee	Sell	8/16/17	3,165,227	3,137,184	(28,043)

	Japanese Yen	Buy	8/16/17	81,996	80,806	1,190

	Japanese Yen	Sell	8/16/17	81,996	81,003	(993)

	Mexican Peso	Buy	10/18/17	14,716	14,337	379

	New Zealand Dollar	Buy	10/18/17	319,334	310,178	9,156

	Norwegian Krone	Sell	9/20/17	3,547,718	2,974,419	(573,299)

	Singapore Dollar	Buy	8/16/17	3,144,916	3,086,814	58,102

	Singapore Dollar	Sell	8/16/17	3,144,916	3,056,085	(88,831)

	Swedish Krona	Buy	9/20/17	1,639,591	1,378,516	261,075

Premier Income Trust 59

FORWARD CURRENCY CONTRACTS at 7/31/17 (aggregate face value $306,850,360) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Barclays Bank PLC

	Australian Dollar	Buy	10/18/17	$985,032	$942,913	$42,119

	British Pound	Sell	9/20/17	737,965	726,364	(11,601)

	Euro	Buy	9/20/17	3,460,855	3,295,553	165,302

	Japanese Yen	Buy	8/16/17	3,057,896	3,002,487	55,409

	Japanese Yen	Sell	8/16/17	3,057,896	3,014,044	(43,852)

	New Zealand Dollar	Buy	10/18/17	1,192,891	1,157,171	35,720

	Swedish Krona	Buy	9/20/17	251,301	233,749	17,552

	Swiss Franc	Buy	9/20/17	103,838	76,106	27,732

Citibank, N.A.

	Australian Dollar	Sell	10/18/17	376,430	360,150	(16,280)

	Brazilian Real	Buy	10/3/17	928,619	1,049,157	(120,538)

	British Pound	Sell	9/20/17	3,515,112	3,475,404	(39,708)

	Canadian Dollar	Sell	10/18/17	14,050	19,660	5,610

	Euro	Sell	9/20/17	1,607,762	1,523,440	(84,322)

	Japanese Yen	Buy	8/16/17	3,042,865	3,005,742	37,123

	Japanese Yen	Sell	8/16/17	3,042,865	2,997,063	(45,802)

	Mexican Peso	Buy	10/18/17	783,006	764,490	18,516

	New Taiwan Dollar	Buy	8/16/17	2,981,116	2,994,494	(13,378)

	New Taiwan Dollar	Sell	8/16/17	2,981,116	2,990,132	9,016

	New Zealand Dollar	Sell	10/18/17	7,356,838	7,136,636	(220,202)

	Norwegian Krone	Buy	9/20/17	3,188,783	2,989,408	199,375

	South African Rand	Buy	10/18/17	106,141	105,450	691

	Swedish Krona	Buy	9/20/17	4,882,756	4,693,959	188,797

Credit Suisse International

	Australian Dollar	Buy	10/18/17	3,092,882	2,959,371	133,511

	Canadian Dollar	Buy	10/18/17	75,873	72,953	2,920

	Japanese Yen	Sell	8/16/17	3,060,929	3,002,560	(58,369)

	New Zealand Dollar	Sell	10/18/17	1,455,378	1,411,767	(43,611)

	Norwegian Krone	Sell	9/20/17	438,340	411,295	(27,045)

	Swedish Krona	Sell	9/20/17	2,923,145	2,730,762	(192,383)

Goldman Sachs International

	Australian Dollar	Sell	10/18/17	5,855,688	5,574,019	(281,669)

	British Pound	Sell	9/20/17	455,810	448,329	(7,481)

	Canadian Dollar	Buy	10/18/17	2,192,608	2,105,127	87,481

	Euro	Buy	9/20/17	3,197,009	3,260,746	(63,737)

	Indian Rupee	Buy	8/16/17	6,200,934	6,157,296	43,638

	Indian Rupee	Sell	8/16/17	6,200,934	6,146,070	(54,864)

	Indonesian Rupiah	Buy	11/15/17	2,953,149	2,955,623	(2,474)

	Japanese Yen	Sell	8/16/17	50,429	65,056	14,627

	New Zealand Dollar	Buy	10/18/17	1,682,767	1,622,867	59,900

	Norwegian Krone	Sell	9/20/17	4,208,144	3,763,002	(445,142)

	South African Rand	Buy	10/18/17	190,698	189,569	1,129

	Swedish Krona	Buy	9/20/17	3,255,051	2,862,652	392,399

60 Premier Income Trust

FORWARD CURRENCY CONTRACTS at 7/31/17 (aggregate face value $306,850,360) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Goldman Sachs International cont.

	Swiss Franc	Buy	9/20/17	$81,951	$54,224	$27,727

	Turkish Lira	Buy	9/20/17	2,983,553	2,961,550	22,003

HSBC Bank USA, National Association

	British Pound	Sell	9/20/17	2,171,472	2,119,320	(52,152)

	Canadian Dollar	Buy	10/18/17	62,866	30,047	32,819

	Euro	Sell	9/20/17	1,520,289	1,567,977	47,688

	New Zealand Dollar	Buy	10/18/17	6,173,996	5,990,817	183,179

	Singapore Dollar	Buy	8/16/17	3,038,784	2,981,382	57,402

	Singapore Dollar	Sell	8/16/17	3,038,784	2,964,891	(73,893)

JPMorgan Chase Bank N.A.

	Australian Dollar	Sell	10/18/17	2,957,815	2,796,963	(160,852)

	British Pound	Sell	9/20/17	3,370,268	3,332,248	(38,020)

	Canadian Dollar	Sell	10/18/17	2,806,979	2,800,963	(6,016)

	Euro	Sell	9/20/17	779,668	840,589	60,921

	Indonesian Rupiah	Buy	11/15/17	2,953,149	2,951,678	1,471

	Japanese Yen	Buy	8/16/17	2,831,646	2,791,244	40,402

	Japanese Yen	Sell	8/16/17	2,831,646	2,796,942	(34,704)

	Mexican Peso	Buy	10/18/17	7,541	7,353	188

	New Zealand Dollar	Buy	10/18/17	2,107,471	2,102,843	4,628

	Norwegian Krone	Sell	9/20/17	3,232,502	2,978,615	(253,887)

	South African Rand	Sell	10/18/17	2,852,324	2,881,979	29,655

	Swedish Krona	Buy	9/20/17	7,419,746	7,175,240	244,506

	Swiss Franc	Buy	9/20/17	69,606	69,261	345

Royal Bank of Scotland PLC (The)

	Australian Dollar	Buy	10/18/17	6,236,274	5,970,934	265,340

	Euro	Sell	9/20/17	1,105,233	1,146,902	41,669

	Japanese Yen	Sell	8/16/17	2,943,244	2,900,985	(42,259)

	New Zealand Dollar	Buy	10/18/17	1,529,100	1,484,013	45,087

	Norwegian Krone	Sell	9/20/17	1,886,710	1,567,846	(318,864)

	Swedish Krona	Buy	9/20/17	6,281,801	5,944,032	337,769

	Turkish Lira	Buy	9/20/17	2,292,360	2,283,246	9,114

State Street Bank and Trust Co.

	Australian Dollar	Buy	10/18/17	1,997,158	1,910,909	86,249

	British Pound	Sell	9/20/17	3,788,149	3,639,678	(148,471)

	Canadian Dollar	Buy	10/18/17	140,907	135,638	5,269

	Euro	Buy	9/20/17	9,605,507	9,290,803	314,704

	Euro	Sell	9/20/17	10,509,206	10,056,913	(452,293)

	Hungarian Forint	Buy	9/20/17	55,660	53,450	2,210

	Japanese Yen	Buy	8/16/17	52,670	51,914	756

	Japanese Yen	Sell	8/16/17	52,670	52,029	(641)

	New Zealand Dollar	Buy	10/18/17	6,929,509	6,710,076	219,433

	New Zealand Dollar	Sell	10/18/17	3,071,099	2,944,833	(126,266)

	Norwegian Krone	Buy	9/20/17	3,137,476	3,007,795	129,681

	Norwegian Krone	Sell	9/20/17	3,178,993	2,957,184	(221,809)

Premier Income Trust 61

FORWARD CURRENCY CONTRACTS at 7/31/17 (aggregate face value $306,850,360) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

State Street Bank and Trust Co. cont.

	Singapore Dollar	Buy	8/16/17	$3,144,768	$3,105,275	$39,493

	Singapore Dollar	Sell	8/16/17	3,144,768	3,056,516	(88,252)

	Swedish Krona	Buy	9/20/17	9,910,524	9,200,844	709,680

	Swedish Krona	Sell	9/20/17	10,136,365	9,867,624	(268,741)

UBS AG

	Australian Dollar	Sell	10/18/17	7,737,520	7,511,524	(225,996)

	British Pound	Sell	9/20/17	8,324,174	8,140,830	(183,344)

	Canadian Dollar	Buy	10/18/17	129,346	125,892	3,454

	Euro	Sell	9/20/17	4,022,255	3,977,467	(44,788)

	Japanese Yen	Sell	8/16/17	3,003,528	2,998,756	(4,772)

	New Zealand Dollar	Sell	10/18/17	2,886,458	2,799,975	(86,483)

	Norwegian Krone	Buy	9/20/17	2,706,431	2,906,296	(199,865)

	Swedish Krona	Buy	9/20/17	9,507,765	9,018,397	489,368

	Turkish Lira	Buy	9/20/17	97,314	95,294	2,020

WestPac Banking Corp.

	Australian Dollar	Buy	10/18/17	2,268,972	2,177,403	91,569

	Canadian Dollar	Sell	10/18/17	2,909,748	2,903,604	(6,144)

	Euro	Sell	9/20/17	3,036,186	2,918,694	(117,492)

	New Zealand Dollar	Sell	10/18/17	47,173	53,464	6,291

Total						$287,599

FUTURES CONTRACTS OUTSTANDING at 7/31/17

	Number of		Expiration	Unrealized
	contracts	Value	date	appreciation

Euro-OAT 10 yr (Short)	38	$6,692,781	Sep-17	$36,583

Total				$36,583

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/17 (premiums $10,354,017)

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration	Contract
Floating rate index/Maturity date	date/strike	amount	Value

Bank of America N.A.

2.404/3 month USD-LIBOR-BBA/Aug-19	Aug-17/2.404	$135,756,500	$136

Barclays Bank PLC

1.736/3 month USD-LIBOR-BBA/Sep-18	Sep-17/1.736	81,437,000	81

(1.8295)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.8295	81,453,900	15,476

Citibank, N.A.

2.551/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.551	81,453,900	815

2.5225/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.5225	40,726,950	13,033

1.291/6 month EUR-EURIBOR-Reuters/Jul-23	Jul-18/1.291	EUR 14,798,000	25,401

(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	$54,302,600	83,083

(2.0625)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/2.0625	108,605,200	125,982

1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	54,302,600	135,757

(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	27,151,400	306,268

62 Premier Income Trust

WRITTEN SWAP OPTIONS OUTSTANDING at 7/31/17 (premiums $10,354,017) cont.

Counterparty
Fixed Obligation % to receive or (pay)/	Expiration		Contract
Floating rate index/Maturity date	date/strike		amount	Value

Citibank, N.A. cont.

2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257		$27,151,400	$390,980

2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208		27,151,300	498,226

Credit Suisse International

2.4475/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.4475		40,727,000	46,836

(2.0385)/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.0385		81,453,900	65,978

(2.5816)/3 month USD-LIBOR-BBA/Aug-37	Aug-17/2.5816		13,678,300	202,439

Goldman Sachs International

(0.15875)/6 month EUR-EURIBOR-Reuters/
Aug-22	Aug-17/0.15875	EUR	18,614,200	22

2.419/3 month USD-LIBOR-BBA/Aug-19	Aug-17/2.419		$135,756,500	136

0.36125/6 month EUR-EURIBOR-Reuters/
Aug-22	Aug-17/0.36125	EUR	18,614,200	220

(1.563)/3 month USD-LIBOR-BBA/Sep-19	Sep-17/1.563		$54,302,600	22,807

(2.805)/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.805		13,575,700	33,396

2.41625/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.41625		133,878,000	46,857

1.563/3 month USD-LIBOR-BBA/Sep-19	Sep-17/1.563		54,302,600	86,341

2.62/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.62		44,063,000	87,685

(1.619)/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.619		244,361,700	97,745

(2.31)/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.31		13,575,700	101,546

(1.60)/3 month GBP-LIBOR-BBA/Oct-47	Oct-17/1.60	GBP	3,629,800	101,722

2.46/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.46		$122,180,850	112,406

(0.779)/3 month GBP-LIBOR-BBA/Oct-20	Oct-17/0.779	GBP	33,505,500	115,823

(2.3025)/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.3025		$28,586,000	232,976

JPMorgan Chase Bank N.A.

2.5385/3 month USD-LIBOR-BBA/Aug-27	Aug-17/2.5385		29,375,000	7,638

1.993/3 month USD-LIBOR-BBA/Oct-20	Oct-17/1.993		27,151,000	11,132

(1.98)/3 month USD-LIBOR-BBA/Aug-18	Aug-17/1.98		81,453,900	11,404

2.534/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.534		27,151,300	72,494

(1.783)/3 month USD-LIBOR-BBA/Oct-20	Oct-17/1.783		27,151,000	75,208

(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00		26,070,000	920,271

Royal Bank of Scotland PLC (The)

(1.005)/3 month GBP-LIBOR-BBA/Aug-27	Aug-17/1.005	GBP	4,653,550	123

(1.0436)/3 month GBP-LIBOR-BBA/Aug-27	Aug-17/1.0436	GBP	9,307,100	491

1.267/3 month GBP-LIBOR-BBA/Aug-27	Aug-17/1.267	GBP	4,653,550	38,252

1.3056/3 month GBP-LIBOR-BBA/Aug-27	Aug-17/1.3056	GBP	9,307,100	50,960

Total				$4,138,146

WRITTEN OPTIONS OUTSTANDING at 7/31/17 (premiums $1,422,359)

	Expiration		Contract
	date/strike price		amount	Value

Federal National Mortgage Association
30 yr 2.50% TBA commitments (Put)	Sep-17/$96.20		$31,000,000	$113,490

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Put)	Sep-17/99.70		142,000,000	473,286

Premier Income Trust 63

WRITTEN OPTIONS OUTSTANDING at 7/31/17 (premiums $1,422,359) cont.

	Expiration	Contract
	date/strike price	amount	Value

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Put)	Sep-17/$99.61	$62,000,000	$185,690

Federal National Mortgage Association
30 yr 3.00% TBA commitments (Put)	Sep-17/99.17	62,000,000	109,058

USD/CNH (Put)	Oct-17/CNH 6.60	29,755,250	20,115

USD/CNH (Put)	Oct-17/CNH 6.60	29,755,250	17,347

USD/JPY (Put)	Nov-17/JPY 103.00	17,856,750	63,499

Total			$982,485

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/17

Counterparty
Fixed right or obligation % to			Premium	Unrealized
receive or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Bank of America N.A.

(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	$13,575,700	$(530,810)	$22,128

2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	8,145,400	(287,125)	652

2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	8,145,400	(874,001)	(2,444)

(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	13,575,700	(271,514)	(8,824)

(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	8,145,400	(874,001)	(20,526)

2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	13,575,700	(271,514)	(31,631)

2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	13,575,700	(530,810)	(35,433)

(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	8,145,400	(287,125)	(138,309)

2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	8,145,400	735,937	252,508

(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	8,145,400	735,937	93,835

(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	13,575,700	521,986	74,259

2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	13,575,700	521,986	(5,973)

Barclays Bank PLC

2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	8,145,400	(113,628)	20,608

(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	13,575,700	(271,514)	(9,367)

2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	13,575,700	(271,514)	(31,088)

(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	8,145,400	(113,628)	(71,028)

64 Premier Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 7/31/17 cont.

Counterparty
Fixed right or obligation % to			Premium	Unrealized
receive or (pay)/Floating rate index/	Expiration	Contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)

Citibank, N.A.

(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	$13,575,700	$(530,810)	$20,092

2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	13,575,700	(530,810)	(33,532)

(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	13,575,700	522,664	70,865

2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	13,575,700	519,949	(3,530)

Goldman Sachs International

2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	1,629,100	(205,674)	4,187

1.995/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/1.995	44,063,000	(118,970)	264

(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	1,629,100	(205,674)	(6,484)

2.60/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.60	44,063,000	118,970	14,012

JPMorgan Chase Bank N.A.

2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	8,145,400	(1,137,301)	22,481

1.9777/3 month USD-LIBOR-BBA/
Sep-27 (Purchased)	Sep-17/1.9777	44,063,000	(60,513)	88

(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	8,145,400	(1,137,301)	(195,327)

2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	8,145,400	773,406	307,652

(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	8,145,400	773,406	15,639

2.5777/3 month USD-LIBOR-BBA/
Sep-27 (Written)	Sep-17/2.5777	44,063,000	60,513	4,010

Total			$(3,339,483)	$329,784

TBA SALE COMMITMENTS OUTSTANDING at 7/31/17 (proceeds receivable $332,683,438)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 5.50%, 8/1/47	$5,000,000	8/14/17	$5,535,993

Federal National Mortgage Association, 4.50%, 8/1/47	14,000,000	8/14/17	15,030,313

Federal National Mortgage Association, 4.00%, 8/1/47	13,000,000	8/14/17	13,687,578

Federal National Mortgage Association, 3.50%, 8/1/47	152,000,000	8/14/17	156,488,742

Federal National Mortgage Association, 3.00%, 9/1/47	50,000,000	9/13/17	50,007,810

Federal National Mortgage Association, 3.00%, 8/1/47	93,000,000	8/14/17	93,152,576

Total			$333,903,012

Premier Income Trust 65

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/17

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$422,342,500 E	$854,383	9/20/19	1.70%	3 month USD-	$307,027
				LIBOR-BBA

27,151,300	72,948	7/12/27	3 month USD-	2.291%	207,555
			LIBOR-BBA

40,726,950	(244,902)	7/18/27	2.124%	3 month USD-	184,318
				LIBOR-BBA

81,453,900	243,282	7/18/27	3 month USD-	2.204%	(19,576)
			LIBOR-BBA

8,952,000 E	(17,550)	9/20/22	1.95%	3 month USD-	(25,580)
				LIBOR-BBA

31,565,000 E	(277,444)	9/20/27	3 month USD-	2.25%	(322,267)
			LIBOR-BBA

13,575,650	86,704	7/25/27	3 month USD-	2.132%	(50,332)
			LIBOR-BBA

11,023,500	(84,545)	7/25/47	2.488%	3 month USD-	69,176
				LIBOR-BBA

116,431,100 E	603,968	9/20/27	2.20%	3 month USD-	1,299,528
				LIBOR-BBA

103,817,100 E	218,183	9/20/22	1.90%	3 month USD-	373,494
				LIBOR-BBA

15,586,100 E	(165,062)	9/20/47	3 month USD-	2.45%	(541,420)
			LIBOR-BBA

37,101,900	(492)	6/27/27	2.15%	3 month USD-	272,422
				LIBOR-BBA

21,300,000	(282)	6/26/27	3 month USD-	2.11504%	(224,745)
			LIBOR-BBA

13,575,650	54,483	7/13/27	3 month USD-	2.18%	(16,463)
			LIBOR-BBA

3,605,000	(48)	6/30/27	2.1965%	3 month USD-	11,260
				LIBOR-BBA

41,523,000	(157)	7/5/19	1.60431%	3 month USD-	(22,294)
				LIBOR-BBA

41,523,000	(157)	7/5/19	1.6076%	3 month USD-	(24,967)
				LIBOR-BBA

2,944,000	(39)	7/5/27	2.312%	3 month USD-	(21,063)
				LIBOR-BBA

9,350,500	(124)	7/5/27	2.317%	3 month USD-	(71,177)
				LIBOR-BBA

11,750,000	(156)	7/7/27	2.317%	3 month USD-	(88,572)
				LIBOR-BBA

18,032,500	(239)	7/10/27	2.34267%	3 month USD-	(175,827)
				LIBOR-BBA

18,032,500	(239)	7/10/27	2.34955%	3 month USD-	(187,169)
				LIBOR-BBA

18,032,500	(239)	7/10/27	2.35263%	3 month USD-	(192,251)
				LIBOR-BBA

2,858,600 E	(40)	8/7/27	2.3625%	3 month USD-	(29,956)
				LIBOR-BBA

66 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

	$9,016,300	$(120)	7/10/27	2.3575%	3 month USD-	$(100,131)
					LIBOR-BBA

	3,049,000 E	(43)	8/9/27	2.3725%	3 month USD-	(34,555)
					LIBOR-BBA

	16,123,000	(214)	7/13/27	2.34524%	3 month USD-	(159,471)
					LIBOR-BBA

	16,123,000	(214)	7/13/27	2.34667%	3 month USD-	(161,579)
					LIBOR-BBA

	11,905,000	(158)	7/14/27	3 month USD-	2.2785%	44,403
				LIBOR-BBA

	2,591,000	(34)	7/19/27	2.264%	3 month USD-	(5,797)
					LIBOR-BBA

	2,330,000	(31)	7/20/27	2.202%	3 month USD-	8,082
					LIBOR-BBA

	2,572,000	(34)	7/25/27	3 month USD-	2.22%	(5,315)
				LIBOR-BBA

	2,674,000	(35)	7/25/27	2.21%	3 month USD-	7,899
					LIBOR-BBA

	17,559,000	(233)	7/25/27	2.20843%	3 month USD-	54,402
					LIBOR-BBA

	6,109,000 E	(87)	8/30/27	2.27%	3 month USD-	(7,637)
					LIBOR-BBA

	6,098,000 E	(81)	8/7/27	3 month USD-	2.27%	12,219
				LIBOR-BBA

	396,000	(5)	7/28/27	2.274%	3 month USD-	(1,105)
					LIBOR-BBA

	8,422,187 E	(112)	8/9/27	3 month USD-	2.275%	20,270
				LIBOR-BBA

	9,400,000 E	(133)	10/3/27	2.2777%	3 month USD-	(7,710)
					LIBOR-BBA

	12,925,000 E	(183)	11/2/27	2.295%	3 month USD-	(16,559)
					LIBOR-BBA

AUD	49,004,000	307,454	6/28/22	2.60%	6 month AUD-	(39,543)
					BBR-BBSW

AUD	5,771,000	(34,541)	6/28/27	6 month AUD-BBR-	3.00%	25,834
				BBSW

BRL	20,713,797	(57)	1/2/23	Brazil Cetip	0.00%	(6,777)
				Interbank Deposit
				Rate Over

BRL	9,376,696	(24)	1/2/23	0.00%	Brazil Cetip	(354,912)
					Interbank Deposit
					Rate Over

BRL	10,385,863	(27)	1/2/23	Brazil Cetip	0.00%	153,895
				Interbank Deposit
				Rate Over

BRL	39,759,436	(48)	1/2/19	0.00%	Brazil Cetip	(166,932)
					Interbank Deposit
					Rate Over

Premier Income Trust 67

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

CAD	12,733,000 E	$(244,640)	9/20/27	1.95%	3 month CAD-	$123,884
					BA-CDOR

CAD	52,000 E	(101)	9/20/22	3 month CAD-	1.60%	(906)
				BA-CDOR

CHF	39,933,000 E	(145,364)	9/20/22	6 month CHF-	0.30%	169,944
				LIBOR-BBA

CHF	6,657,000 E	115,277	9/20/27	6 month CHF-	0.15%	(25,326)
				LIBOR-BBA

CZK	37,540,000	(22)	7/13/27	1.35%	6 month CZK-	9,819
					PRIBOR-PRBO

EUR	8,503,000 E	(34)	2/18/20	1 Day Euribor rate	0.124%	3,228

EUR	8,503,000 E	(34)	2/18/20	1 Day Euribor rate	0.104%	1,174

EUR	27,506,000	(241)	4/26/22	0.21%	6 month EUR-	5,923
					EURIBOR-
					REUTERS

EUR	27,544,000	(242)	5/4/22	0.21%	6 month EUR-	14,369
					EURIBOR-
					REUTERS

EUR	39,032,000 E	(319,244)	9/20/22	0.20%	6 month EUR-	(54,067)
					EURIBOR-
					REUTERS

EUR	54,591,000 E	384,194	9/20/27	6 month EUR-	0.80%	(747,709)
				EURIBOR-REUTERS

GBP	3,856,000 E	(72)	1/19/32	1.912%	6 month GBP-	(48,002)
					LIBOR-BBA

GBP	66,430,000 E	(503,244)	9/20/22	0.75%	6 month GBP-	267,004
					LIBOR-BBA

GBP	1,411,000 E	(29,956)	9/20/27	1.15%	6 month GBP-	(668)
					LIBOR-BBA

MXN	84,723,000	—	1/1/26	1 month MXN-TIIE-	6.16%	(281,639)
				BANXICO

MXN	90,430,000	—	10/6/21	1 month MXN-TIIE-	5.93%	(171,607)
				BANXICO

MXN	21,470,000	(14)	12/24/26	8.12%	1 month MXN-	(87,574)
					TIIE-BANXICO

MXN	25,900,000	(17)	1/7/27	8.20%	1 month MXN-	(114,572)
					TIIE-BANXICO

MXN	16,305,000	(17)	3/12/32	1 month MXN-TIIE-	7.67%	28,605
				BANXICO

NOK	171,620,000 E	(121,465)	9/20/22	1.45%	6 month NOK-	14,167
					NIBOR-NIBR

NOK	102,698,000 E	9,103	9/20/27	6 month NOK-	1.90%	(155,456)
				NIBOR-NIBR

NZD	22,960,000 E	(61)	3/29/20	3 month NZD-	3.0475%	60,600
				BBR-FRA

NZD	8,297,000 E	(52,067)	9/20/22	2.75%	3 month NZD-	(36,402)
					BBR-FRA

NZD	23,359,000 E	87,847	9/20/27	3 month NZD-	3.25%	(7,902)
				BBR-FRA

68 Premier Income Trust

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.

		Upfront		Payments	Payments	Unrealized
		premium	Termination	made by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	fund per annum	(depreciation)

SEK	379,251,000 E	$(205,231)	9/20/22	0.30%	3 month SEK-	$319,223
					STIBOR-SIDE

SEK	23,250,000 E	48,559	9/20/27	3 month SEK-	1.10%	(17,524)
				STIBOR-SIDE

ZAR	16,652,000	(15)	10/11/26	8.32625%	3 month ZAR-	(46,398)
					JIBAR-SAFEX

ZAR	65,820,000	(19)	3/9/19	3 month ZAR-	7.305%	37,851
				JIBAR-SAFEX

Total		$636,156				$(769,859)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/17

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC

$677,863	$—	1/12/42	4.00% (1 month	Synthetic TRS Index	$(3,017)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

237,127	—	1/12/40	4.00% (1 month	Synthetic MBX Index	1,034
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

551,926	—	1/12/39	6.00% (1 month	Synthetic TRS Index	276
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

573,860	—	1/12/40	4.00% (1 month	Synthetic MBX Index	2,503
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

70,763	—	1/12/38	6.50% (1 month	Synthetic TRS Index	64
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

299,103	—	1/12/41	5.00% (1 month	Synthetic MBX Index	753
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

1,398,521	—	1/12/40	4.00% (1 month	Synthetic MBX Index	6,101
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,114,859	—	1/12/40	4.50% (1 month	Synthetic MBX Index	3,398
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

654,168	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(1,665)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

901,030	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,001)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

542,404	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(603)
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

Premier Income Trust 69

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.

	$687,863	$—	1/12/41	5.00% (1 month	Synthetic TRS Index	$(764)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	1,047,530	—	1/12/38	6.50% (1 month	Synthetic TRS Index	947
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	150,318	—	1/12/38	6.50% (1 month	Synthetic TRS Index	136
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	2,502,663	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	15,299
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,055,033	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(2,159)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	3,592,782	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	10,349
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	2,192,699	—	1/12/40	5.00% (1 month	Synthetic MBX Index	3,802
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	18,656,502	—	1/12/41	5.00% (1 month	Synthetic MBX Index	40,988
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	10,816,145	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(65,732)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	7,142,000	—	7/3/22	(1.9225%)	USA Non Revised	2,143
					Consumer Price
					Index- Urban (CPI-U)

	7,142,000	—	7/3/27	2.085%	USA Non Revised	(10,356)
					Consumer Price
					Index- Urban (CPI-U)

	8,217,000	—	7/5/22	(1.89%)	USA Non Revised	16,516
					Consumer Price
					Index- Urban (CPI-U)

	8,217,000	—	7/5/27	2.05%	USA Non Revised	(41,249)
					Consumer Price
					Index- Urban (CPI-U)

EUR	6,626,000	—	9/15/17	(0.4975%)	Eurostat Eurozone	18,982
					HICP excluding
					tobacco

EUR	3,313,000	—	9/15/17	(0.46%)	Eurostat Eurozone	12,472
					HICP excluding
					tobacco

EUR	4,713,000	—	9/15/17	(0.435%)	Eurostat Eurozone	20,532
					HICP excluding
					tobacco

70 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Citibank, N.A.

	$1,098,090	$—	1/12/41	5.00% (1 month	Synthetic MBX Index	$2,412
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	2,498,499	—	1/12/41	5.00% (1 month	Synthetic MBX Index	5,489
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	381,646	—	1/12/41	5.00% (1 month	Synthetic MBX Index	838
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

EUR	17,671,000	—	7/15/27	(1.40%)	Eurostat Eurozone	88,090
					HICP excluding
					tobacco

EUR	17,671,000	—	7/15/37	1.71%	Eurostat Eurozone	(207,265)
					HICP excluding
					tobacco

Credit Suisse International

	$832,833	—	1/12/41	5.00% (1 month	Synthetic MBX Index	1,830
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

	795,542	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,835)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	1,438,040	—	1/12/41	5.00% (1 month	Synthetic TRS Index	(1,597)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	1,532,205	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	9,367
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,681,698	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	10,281
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

	1,535,695	—	1/12/41	5.00% (1 month	Synthetic MBX Index	(1,706)
				USD-LIBOR)	5.00% 30 year Ginnie
					Mae II pools

	923,302	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,660)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	73,999	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(213)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	73,926	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(186)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	648,638	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(1,631)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

	1,241,830	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(2,542)
				USD-LIBOR)	3.50% 30 year Fannie
					Mae pools

Premier Income Trust 71

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.
	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Credit Suisse International cont.

$342,213	$—	1/12/43	3.50% (1 month	Synthetic TRS Index	$(700)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

195,764	—	1/12/43	3.50% (1 month	Synthetic TRS Index	(401)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

5,167,740	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(26,206)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,853,113	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(9,397)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,875,206	—	1/12/45	3.50% (1 month	Synthetic TRS Index	(9,694)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

3,216,062	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,264
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Deutsche Bank AG

795,542	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,835)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

Goldman Sachs International

805,481	—	1/12/39	6.00% (1 month	Synthetic TRS Index	403
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

329,553	—	1/12/38	6.50% (1 month	Synthetic TRS Index	298
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

1,681,892	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(7,487)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

1,681,892	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(7,487)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

503,896	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,062)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

189,299	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,150)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

386,693	—	1/12/39	6.00% (1 month	Synthetic TRS Index	194
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

58,159	—	1/12/39	6.00% (1 month	Synthetic TRS Index	29
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

1,052,154	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(6,483)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

72 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

$389,051	$—	1/12/39	6.00% (1 month	Synthetic TRS Index	$195
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

778,064	—	1/12/39	6.00% (1 month	Synthetic TRS Index	390
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

23,707	—	1/12/38	6.50% (1 month	Synthetic TRS Index	21
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

355,209	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,159)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

690,331	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(4,195)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

426,211	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(2,590)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

32,657	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(198)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

87,112	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(529)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

3,828,257	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(17,041)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

3,313,020	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(14,748)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,398,768	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	14,664
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

3,134,685	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(7,884)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

2,483,067	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(6,245)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,310,391	—	1/12/44	3.50% (1 month	Synthetic TRS Index	(3,296)
			USD-LIBOR)	3.50% 30 year Fannie
				Mae pools

1,838,883	—	1/12/45	4.00% (1 month	Synthetic TRS Index	(9,325)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,126,006	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	4,352
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

Premier Income Trust 73

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.

	$6,441,623	$—	1/12/45	4.00% (1 month	Synthetic TRS Index	$(32,665)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,528,912	—	1/12/44	(3.00%) 1 month	Synthetic TRS Index	(1,705)
				USD-LIBOR	3.00% 30 year Fannie
					Mae pools

	5,672,195	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	16,340
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

EUR	23,854,000	—	8/10/17	(0.63%)	Eurostat Eurozone	(17,367)
					HICP excluding
					tobacco

EUR	7,876,000	—	8/11/17	(0.63%)	Eurostat Eurozone	(5,734)
					HICP excluding
					tobacco

EUR	6,626,000	—	8/31/17	(0.27%)	Eurostat Eurozone	51,926
					HICP excluding
					tobacco

EUR	6,626,000	—	9/1/17	(0.37%)	Eurostat Eurozone	39,062
					HICP excluding
					tobacco

JPMorgan Chase Bank N.A.

	$4,967,765	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,310)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,882,347	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(8,303)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	958,139	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(2,760)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,675,486	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(7,707)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	2,398,768	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	14,664
				USD-LIBOR	5.00% 30 year Fannie
					Mae pools

JPMorgan Securities LLC

	2,939,226	—	1/12/44	4.00% (1 month	Synthetic TRS Index	(9,395)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	708,835	—	1/12/43	(3.50%) 1 month	Synthetic TRS Index	1,451
				USD-LIBOR	3.50% 30 year Fannie
					Mae pools

	11,182,923	—	1/12/42	(4.00%) 1 month	Synthetic TRS Index	49,780
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

74 Premier Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 7/31/17 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

JPMorgan Securities LLC cont.

$3,325,851	$—	1/12/41	(5.00%) 1 month	Synthetic MBX Index	$3,694
			USD-LIBOR	5.00% 30 year Ginnie
				Mae II pools

7,650,706	(38,253)	1/12/44	(3.50%) 1 month	Synthetic TRS Index	(12,811)
			USD-LIBOR	3.50% 30 year Fannie
				Mae pools

Total	$(38,253)				$(125,721)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/17

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.

CMBX NA BBB–.6	BBB–/P	$9,980	$146,000	5/11/63	300 bp	$(6,492)
Index

CMBX NA BBB–.6	BBB–/P	19,586	325,000	5/11/63	300 bp	(17,080)
Index

CMBX NA BBB–.6	BBB–/P	40,127	650,000	5/11/63	300 bp	(33,203)
Index

CMBX NA BBB–.6	BBB–/P	38,247	671,000	5/11/63	300 bp	(37,453)
Index

Credit Suisse International

CMBX NA BB.7 Index	—	(101,879)	5,772,000	5/11/63	(500 bp)	986,304

CMBX NA BB.7 Index	—	(507,935)	3,088,000	1/17/47	(500 bp)	(27,048)

CMBX NA BBB–.6	BBB–/P	124,926	1,090,000	5/11/63	300 bp	1,956
Index

CMBX NA BBB–.6	BBB–/P	151,088	1,317,000	5/11/63	300 bp	2,508
Index

CMBX NA BBB–.6	BBB–/P	143,661	1,359,000	5/11/63	300 bp	(9,657)
Index

CMBX NA BBB–.6	BBB–/P	185,042	1,710,000	5/11/63	300 bp	(7,875)
Index

CMBX NA BBB–.6	BBB–/P	1,187,355	11,105,000	5/11/63	300 bp	(65,474)
Index

CMBX NA BBB–.7	BBB–/P	27,745	351,000	1/17/47	300 bp	(3,149)
Index

CMBX NA BBB–.7	BBB–/P	143,170	2,180,000	1/17/47	300 bp	(48,706)
Index

CMBX NA BBB–.7	BBB–/P	1,704,920	23,066,000	1/17/47	300 bp	(325,272)
Index

Goldman Sachs International

CMBX NA BB.6 Index	—	(213,805)	2,090,000	5/11/63	(500 bp)	180,218

CMBX NA BB.7 Index	—	(71,729)	474,000	1/17/47	(500 bp)	2,086

CMBX NA BB.6 Index	—	(19,578)	134,000	5/11/63	(500 bp)	5,684

CMBX NA BB.7 Index	—	(135,933)	804,000	1/17/47	(500 bp)	(10,728)

CMBX NA BB.7 Index	—	(84,052)	513,000	1/17/47	(500 bp)	(4,163)

Premier Income Trust 75

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/17 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.

CMBX NA BB.7 Index	—	$(57,666)	$284,000	1/17/47	(500 bp)	$(13,439)

CMBX NA BBB–.6	BBB–/P	17,848	206,000	5/11/63	300 bp	(5,392)
Index

CMBX NA BBB–.6	BBB–/P	24,541	223,000	5/11/63	300 bp	(617)
Index

CMBX NA BBB–.6	BBB–/P	17,962	227,000	5/11/63	300 bp	(7,647)
Index

CMBX NA BBB–.6	BBB–/P	27,421	245,000	5/11/63	300 bp	(240)
Index

CMBX NA BBB–.6	BBB–/P	24,979	296,000	5/11/63	300 bp	(8,415)
Index

CMBX NA BBB–.6	BBB–/P	44,904	403,000	5/11/63	300 bp	(561)
Index

CMBX NA BBB–.6	BBB–/P	34,559	417,000	5/11/63	300 bp	(12,485)
Index

CMBX NA BBB–.6	BBB–/P	45,403	418,000	5/11/63	300 bp	(1,754)
Index

CMBX NA BBB–.6	BBB–/P	45,228	418,000	5/11/63	300 bp	(1,929)
Index

CMBX NA BBB–.6	BBB–/P	37,046	439,000	5/11/63	300 bp	(12,480)
Index

CMBX NA BBB–.6	BBB–/P	30,861	453,000	5/11/63	300 bp	(20,245)
Index

CMBX NA BBB–.6	BBB–/P	51,553	462,000	5/11/63	300 bp	(645)
Index

CMBX NA BBB–.6	BBB–/P	51,553	462,000	5/11/63	300 bp	(645)
Index

CMBX NA BBB–.6	BBB–/P	73,722	531,000	5/11/63	300 bp	13,816
Index

CMBX NA BBB–.6	BBB–/P	48,875	566,000	5/11/63	300 bp	(14,980)
Index

CMBX NA BBB–.6	BBB–/P	31,646	638,000	5/11/63	300 bp	(40,331)
Index

CMBX NA BBB–.6	BBB–/P	31,103	638,000	5/11/63	300 bp	(40,874)
Index

CMBX NA BBB–.6	BBB–/P	34,009	652,000	5/11/63	300 bp	(39,548)
Index

CMBX NA BBB–.6	BBB–/P	84,497	694,000	5/11/63	300 bp	6,202
Index

CMBX NA BBB–.6	BBB–/P	76,544	707,000	5/11/63	300 bp	(3,218)
Index

CMBX NA BBB–.6	BBB–/P	69,759	928,000	5/11/63	300 bp	(34,935)
Index

CMBX NA BBB–.6	BBB–/P	124,015	1,131,000	5/11/63	300 bp	(3,581)
Index

CMBX NA BBB–.6	BBB–/P	124,607	1,193,000	5/11/63	300 bp	(9,983)
Index

76 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/17 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Goldman Sachs International cont.

CMBX NA BBB–.6	BBB–/P	$155,880	$1,414,000	5/11/63	300 bp	$(3,643)
Index

CMBX NA BBB–.6	BBB–/P	184,707	1,551,000	5/11/63	300 bp	9,728
Index

CMBX NA BBB–.6	BBB–/P	93,617	1,935,000	5/11/63	300 bp	(124,684)
Index

CMBX NA BBB–.7	BBB–/P	104,272	1,496,000	1/17/47	300 bp	(27,401)
Index

CMBX NA BBB–.7	BBB–/P	260,919	3,530,000	1/17/47	300 bp	(49,779)
Index

JPMorgan Securities LLC

CMBX NA BB.6 Index	—	(108,451)	748,000	5/11/63	(500 bp)	32,567

CMBX NA BB.6 Index	—	(84,642)	602,000	5/11/63	(500 bp)	28,852

CMBX NA BB.6 Index	—	(80,830)	562,000	5/11/63	(500 bp)	25,123

CMBX NA BB.6 Index	—	(41,215)	310,000	5/11/63	(500 bp)	17,229

CMBX NA BB.7 Index	—	(216,992)	1,389,000	1/17/47	(500 bp)	(686)

CMBX NA BB.7 Index	—	(153,231)	932,000	1/17/47	(500 bp)	(8,092)

CMBX NA BB.7 Index	—	(146,528)	917,000	1/17/47	(500 bp)	(3,725)

CMBX NA BB.7 Index	—	(117,583)	724,000	1/17/47	(500 bp)	(4,836)

CMBX NA BB.7 Index	—	(34,479)	227,000	1/17/47	(500 bp)	872

CMBX NA BBB–.6	BBB–/P	15,040	132,000	5/11/63	300 bp	149
Index

CMBX NA BBB–.6	BBB–/P	15,674	227,000	5/11/63	300 bp	(9,935)
Index

CMBX NA BBB–.6	BBB–/P	36,031	323,000	5/11/63	300 bp	(409)
Index

CMBX NA BBB–.6	BBB–/P	36,027	329,000	5/11/63	300 bp	(1,090)
Index

CMBX NA BBB–.6	BBB–/P	21,774	353,000	5/11/63	300 bp	(18,050)
Index

CMBX NA BBB–.6	BBB–/P	52,122	357,000	5/11/63	300 bp	11,847
Index

CMBX NA BBB–.6	BBB–/P	32,069	376,000	5/11/63	300 bp	(10,350)
Index

CMBX NA BBB–.6	BBB–/P	35,499	417,000	5/11/63	300 bp	(11,545)
Index

CMBX NA BBB–.6	BBB–/P	19,968	452,000	5/11/63	300 bp	(31,025)
Index

CMBX NA BBB–.6	BBB–/P	60,080	480,000	5/11/63	300 bp	5,928
Index

CMBX NA BBB–.6	BBB–/P	75,904	613,000	5/11/63	300 bp	6,747
Index

CMBX NA BBB–.6	BBB–/P	71,792	646,000	5/11/63	300 bp	(1,088)
Index

CMBX NA BBB–.6	BBB–/P	71,979	646,000	5/11/63	300 bp	(901)
Index

Premier Income Trust 77

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/17 cont.
		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.

CMBX NA BBB–.6	BBB–/P	$55,662	$680,000	5/11/63	300 bp	$(21,053)
Index

CMBX NA BBB–.6	BBB–/P	79,783	703,000	5/11/63	300 bp	473
Index

CMBX NA BBB–.6	BBB–/P	45,131	705,000	5/11/63	300 bp	(34,405)
Index

CMBX NA BBB–.6	BBB–/P	37,564	705,000	5/11/63	300 bp	(41,972)
Index

CMBX NA BBB–.6	BBB–/P	35,905	705,000	5/11/63	300 bp	(43,630)
Index

CMBX NA BBB–.6	BBB–/P	77,653	707,000	5/11/63	300 bp	(2,108)
Index

CMBX NA BBB–.6	BBB–/P	83,232	732,000	5/11/63	300 bp	650
Index

CMBX NA BBB–.6	BBB–/P	89,585	733,000	5/11/63	300 bp	6,890
Index

CMBX NA BBB–.6	BBB–/P	89,585	733,000	5/11/63	300 bp	6,890
Index

CMBX NA BBB–.6	BBB–/P	79,991	815,000	5/11/63	300 bp	(11,954)
Index

CMBX NA BBB–.6	BBB–/P	98,087	830,000	5/11/63	300 bp	4,449
Index

CMBX NA BBB–.6	BBB–/P	104,739	857,000	5/11/63	300 bp	8,056
Index

CMBX NA BBB–.6	BBB–/P	99,018	892,000	5/11/63	300 bp	(1,614)
Index

CMBX NA BBB–.6	BBB–/P	105,395	899,000	5/11/63	300 bp	3,973
Index

CMBX NA BBB–.6	BBB–/P	110,130	1,047,000	5/11/63	300 bp	(7,989)
Index

CMBX NA BBB–.6	BBB–/P	116,769	1,061,000	5/11/63	300 bp	(2,930)
Index

CMBX NA BBB–.6	BBB–/P	125,112	1,193,000	5/11/63	300 bp	(9,478)
Index

CMBX NA BBB–.6	BBB–/P	142,215	1,291,000	5/11/63	300 bp	(3,431)
Index

CMBX NA BBB–.6	BBB–/P	92,457	1,704,000	5/11/63	300 bp	(99,783)
Index

CMBX NA BBB–.6	BBB–/P	195,139	1,768,000	5/11/63	300 bp	(4,321)
Index

CMBX NA BBB–.6	BBB–/P	188,751	1,794,000	5/11/63	300 bp	(13,642)
Index

CMBX NA BBB–.6	BBB–/P	227,587	1,838,000	5/11/63	300 bp	20,230
Index

CMBX NA BBB–.6	BBB–/P	117,048	2,116,000	5/11/63	300 bp	(121,673)
Index

78 Premier Income Trust

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/17 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

JPMorgan Securities LLC cont.

CMBX NA BBB–.6	BBB–/P	$238,942	$3,047,000	5/11/63	300 bp	$(104,811)
Index

CMBX NA BBB–.6	BBB–/P	525,740	5,013,000	5/11/63	300 bp	(39,810)
Index

CMBX NA BBB–.6	BBB–/P	563,900	5,381,000	5/11/63	300 bp	(43,166)
Index

CMBX NA BBB–.7	—	(259,640)	2,819,000	1/17/47	(300 bp)	(11,521)
Index

CMBX NA BBB–.7	—	(93,842)	1,128,000	1/17/47	(300 bp)	5,441
Index

CMBX NA BBB–.7	—	(39,631)	501,000	1/17/47	(300 bp)	4,466
Index

CMBX NA BBB–.7	—	(15,492)	288,000	1/17/47	(300 bp)	9,853
Index

Total		$7,411,823				$(387,587)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 7/31/17

		Upfront			Payments
		premium		Termi-	received
		received	Notional	nation	(paid) by fund	Unrealized
Referenced debt*	Rating***	(paid)**	amount	date	per annum	depreciation

NA HY Series 28	B+/P	$1,246,041	$16,720,000	6/20/22	500 bp	$(127,194)
Index

Total		$1,246,041				$(127,194)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at July 31, 2017. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Premier Income Trust 79

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer cyclicals	$—	$—	$23,241

Energy	321,240	20,496	13,689

Transportation	—	18,040	—

Utilities and power	—	22,127	—

Total common stocks	321,240	60,663	36,930

Convertible bonds and notes	—	129,031	—

Convertible preferred stocks	—	32,000	—

Corporate bonds and notes	—	200,480,339	5

Foreign government and agency bonds and notes	—	62,400,682	—

Mortgage-backed securities	—	271,844,017	552,063

Preferred stocks	431,836	—	—

Purchased options outstanding	—	1,816,156	—

Purchased swap options outstanding	—	4,112,164	—

Senior loans	—	12,560,130	—

U.S. government and agency mortgage obligations	—	437,344,904	—

U.S. treasury obligations	—	296,879	—

Warrants	4,712	—	—

Short-term investments	24,452,059	29,295,692	—

Totals by level	$25,209,847	$1,020,372,657	$588,998

80 Premier Income Trust

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$287,599	$—

Futures contracts	36,583	—	—

Written options outstanding	—	(982,485)	—

Written swap options outstanding	—	(4,138,146)	—

Forward premium swap option contracts	—	329,784	—

TBA sale commitments	—	(333,903,012)	—

Interest rate swap contracts	—	(1,406,015)	—

Total return swap contracts	—	(87,468)	—

Credit default contracts	—	(9,172,645)	—

Totals by level	$36,583	$(349,072,388)	$—

*Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 81

Statement of assets and liabilities 7/31/17

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,019,183,813)	$1,022,589,443
Affiliated issuers (identified cost $23,582,059) (Notes 1 and 5)	23,582,059

Cash	166,747

Foreign currency (cost $71,172) (Note 1)	71,319

Dividends, interest and other receivables	7,372,883

Receivable for investments sold	12,079,554

Receivable for sales of delayed delivery securities (Note 1)	215,486,182

Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,625,662

Unrealized appreciation on forward premium swap option contracts (Note 1)	923,280

Unrealized appreciation on forward currency contracts (Note 1)	6,027,277

Unrealized appreciation on OTC swap contracts (Note 1)	1,890,516

Premium paid on OTC swap contracts (Note 1)	2,623,386

Prepaid assets	43,562

Total assets	1,294,481,870

LIABILITIES

Payable for investments purchased	9,116,314

Payable for purchases of delayed delivery securities (Note 1)	323,651,091

Payable for compensation of Manager (Note 2)	1,118,431

Payable for custodian fees (Note 2)	48,526

Payable for investor servicing fees (Note 2)	74,425

Payable for Trustee compensation and expenses (Note 2)	304,993

Payable for administrative services (Note 2)	2,478

Payable for variation margin on futures contracts (Note 1)	1,990

Payable for variation margin on centrally cleared swap contracts (Note 1)	1,434,308

Distributions payable to shareholders	2,787,711

Unrealized depreciation on OTC swap contracts (Note 1)	2,403,824

Premium received on OTC swap contracts (Note 1)	9,996,956

Unrealized depreciation on forward currency contracts (Note 1)	5,739,678

Unrealized depreciation on forward premium swap option contracts (Note 1)	593,496

Written options outstanding, at value (premiums $11,776,376) (Notes 1 and 3)	5,120,631

TBA sale commitments, at value (proceeds receivable $332,683,438) (Note 1)	333,903,012

Collateral on certain derivative contracts, at value (Note 1)	1,292,535

Other accrued expenses	250,482

Total liabilities	697,840,881

Net assets	$596,640,989

(Continued on next page)

82 Premier Income Trust

Statement of assets and liabilities cont.

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$802,883,624

Undistributed net investment income (Note 1)	11,565,277

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(225,911,096)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	8,103,184

Total — Representing net assets applicable to capital shares outstanding	$596,640,989

COMPUTATION OF NET ASSET VALUE

Net asset value per share
($596,640,989 divided by 107,254,321 shares)	$5.56

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 83

Statement of operations Year ended 7/31/17

INVESTMENT INCOME

Interest (including interest income of $153,840 from investments in affiliated issuers) (Note 5)	$36,123,041

Dividends	76,150

Total investment income	36,199,191

EXPENSES

Compensation of Manager (Note 2)	4,350,695

Investor servicing fees (Note 2)	295,906

Custodian fees (Note 2)	132,140

Trustee compensation and expenses (Note 2)	35,241

Administrative services (Note 2)	17,870

Other	615,847

Total expenses	5,447,699

Expense reduction (Note 2)	(1,627)

Net expenses	5,446,072

Net investment income	30,753,119

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(27,097,824)

Net realized gain on forward currency contracts (Note 1)	6,920,736

Net realized gain on foreign currency transactions (Note 1)	31,548

Net realized gain on swap contracts (Note 1)	13,415,688

Net realized gain on futures contracts (Note 1)	1,464,105

Net realized gain on written options (Notes 1 and 3)	5,040,693

Net unrealized appreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	31,601,316

Net unrealized depreciation of forward currency contracts during the year	(2,393,525)

Net unrealized appreciation of assets and liabilities in foreign currencies during the year	19,638

Net unrealized appreciation of swap contracts during the year	189,149

Net unrealized appreciation of futures contracts during the year	478,883

Net unrealized appreciation of written options during the year	3,241,510

Net gain on investments	32,911,917

Net increase in net assets resulting from operations	$63,665,036

The accompanying notes are an integral part of these financial statements.

84 Premier Income Trust

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 7/31/17	Year ended 7/31/16

Operations

Net investment income	$30,753,119	$34,826,419

Net realized loss on investments
and foreign currency transactions	(225,054)	(51,865,294)

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	33,136,971	(2,825,597)

Net increase (decrease) in net assets resulting
from operations	63,665,036	(19,864,472)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income	(33,651,799)	(35,145,808)

Decrease from shares repurchased (Note 4)	(10,608,061)	(37,648,101)

Total increase (decrease) in net assets	19,405,176	(92,658,381)

NET ASSETS

Beginning of year	577,235,813	669,894,194

End of year (including undistributed net investment
income of $11,565,277 and $1,282,812, respectively)	$596,640,989	$577,235,813

NUMBER OF FUND SHARES

Shares outstanding at beginning of year	109,420,660	117,160,420

Shares repurchased (Note 4)	(2,166,339)	(7,739,760)

Shares outstanding at end of year	107,254,321	109,420,660

The accompanying notes are an integral part of these financial statements.

Premier Income Trust 85

Financial highlights (For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE

			Year ended

	7/31/17	7/31/16	7/31/15	7/31/14	7/31/13

Net asset value, beginning of period	$5.28	$5.72	$6.20	$5.96	$5.76

Investment operations:
Net investment income [a]	.28	.31	.28	.32	.32

Net realized and unrealized
gain (loss) on investments	.30	(.48)	(.49)	.17	.19

Total from investment operations	.58	(.17)	(.21)	.49	.51
Less distributions:
From net investment income	(.31)	(.31)	(.31)	(.31)	(.33)

From return of capital	—	—	—	—	—

Total distributions	(.31)	(.31)	(.31)	(.31)	(.33)

Increase from shares repurchased	.01	.04	.04	.06	.02

Net asset value, end of period	$5.56	$5.28	$5.72	$6.20	$5.96

Market price, end of period	$5.39	$4.72	$5.10	$5.47	$5.25

Total return at market price (%) [b]	21.30	(1.31)	(1.14)	10.29	(1.06)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$596,641	$577,236	$669,894	$775,817	$825,433

Ratio of expenses to average
net assets (%) [c]	.92	.91	.87	.90	.86

Ratio of net investment income
to average net assets (%)	5.20	5.75	4.74	5.23	5.49

Portfolio turnover (%)	1,055 [d]	808 [d]	654 [d]	189 [e]	215 [e]

* Not annualized.

** Unaudited.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Includes amounts paid through expense offset arrangements, if any (Note 2).

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sales commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %

July 31, 2014	485%

July 31, 2013	586

The accompanying notes are an integral part of these financial statements.

86 Premier Income Trust

Notes to financial statements 7/31/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from August 1, 2016 through July 31, 2017.

Putnam Premier Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The fund is currently operating as a diversified fund. In the future, the fund may operate as a non-diversified fund to the extent permitted by applicable law. Under current law, shareholder approval would be required before the fund could operate as a non-diversified fund. The goal of the fund is to seek high current income consistent with the preservation of capital by allocating its investments among the U.S. government sector, high yield sector and international sector of the fixed-income securities market.

The fund’s shares trade on a stock exchange at market prices, which may be lower than the fund’s net asset value.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected

Premier Income Trust 87

by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is

88 Premier Income Trust

determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and for gaining exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts

Premier Income Trust 89

are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning, and for gaining exposure to rates in various countries.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, for hedging sector exposure, for gaining exposure to specific sectors, for hedging inflation, and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts for hedging credit risk, for gaining liquid exposure to individual names, to hedge market risk, and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the

90 Premier Income Trust

reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Premier Income Trust 91

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $160,186 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $8,243,289 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $8,130,173 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At July 31, 2017, the fund had a capital loss carryover of $210,712,718 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

92 Premier Income Trust

	Loss carryover

Short-term	Long-term	Total	Expiration

$88,237,739	$35,939,547	$124,177,286	*

86,535,432	N/A	86,535,432	July 31, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from foreign currency gains and losses, from the expiration of a capital loss carryover, from dividends payable, from income on swap contracts, and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $13,181,145 to decrease distributions in excess of net investment income, $58,724,784 to decrease paid-in capital and $45,543,639 to decrease accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$18,063,639

Unrealized depreciation	(29,793,102)

Net unrealized depreciation	(11,729,463)

Undistributed ordinary income	17,995,161

Capital loss carryforward	(210,712,718)

Cost for federal income tax purposes	$1,057,884,410

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management for management and investment advisory services quarterly based on the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the fund. The fee is based on the following annual rates:

	of the first $500 million of average		of the next $5 billion of average
0.750%	net assets,	0.480%	net assets,

	of the next $500 million of average		of the next $5 billion of average
0.650%	net assets,	0.470%	net assets,

	of the next $500 million of average		of the next $5 billion of average
0.600%	net assets,	0.460%	net assets,

	of the next $5 billion of average		of the next $5 billion of average
0.550%	net assets,	0.450%	net assets,

	of the next $5 billion of average		of the next $5 billion of average
0.525%	net assets,	0.440%	net assets,

	of the next $5 billion of average		of the next $8.5 billion of average net
0.505%	net assets,	0.430%	assets and

	of the next $5 billion of average	0.420%	of any excess thereafter.
0.490%	net assets,

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.735% of the fund’s average net assets.

Premier Income Trust 93

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets (including assets, but excluding liabilities, attributable to leverage for investment purposes) of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.05% of the fund’s average daily net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,627 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $442, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities, including TBA commitments (Long-term)	$7,289,454,435	$7,408,620,691

U.S. government securities (Long-term)	—	—

Total	$7,289,454,435	$7,408,620,691

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

94 Premier Income Trust

Written option transactions during the reporting period are summarized as follows:

		Written swap	Written swap	Written option
		option contract	option	contract	Written option
		amounts	premiums	amounts	premiums

Written options	USD	$501,226,900	$6,027,051	$409,000,000	$1,369,453
outstanding at the	EUR	$—	$—	$—	$—
beginning of the
reporting period	GBP	$—	$—	$—	$—

Options opened	USD	8,220,061,850	24,405,923	3,261,996,750	16,179,599
	EUR	55,609,600	240,687	11,344,200	101,584
	GBP	102,285,000	530,565	—	—

Options exercised	USD	(504,141,350)	(2,338,409)	—	—
	EUR	—	—	—	—
	GBP	—	—	—	—

Options expired	USD	(2,704,186,150)	(5,690,072)	—	—
	EUR	(3,583,200)	(114,298)	—	—
	GBP	—	—	—	—

Options closed	USD	(3,419,664,050)	(12,574,200)	(3,296,629,500)	(16,126,693)
	EUR	—	—	(11,344,200)	(101,584)
	GBP	(37,228,400)	(133,230)	—	—

Written options	USD	$2,093,297,200	$9,830,293	$374,367,250	$1,422,359
outstanding at the end	EUR	$52,026,400	$126,389	$—	$—
of the reporting period	GBP	$65,056,600	$397,335	$—	$—

Note 4: Shares repurchased

In September 2016, the Trustees approved the renewal of the repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2017 (based on shares outstanding as of October 7, 2016). Prior to this renewal, the Trustees had approved a repurchase program to allow the fund to repurchase up to 10% of its outstanding common shares over the 12-month period ending October 7, 2016 (based on shares outstanding as of October 7, 2015). Repurchases are made when the fund’s shares are trading at less than net asset value and in accordance with procedures approved by the fund’s Trustees.

For the reporting period, the fund repurchased 2,166,339 common shares for an aggregate purchase price of $10,608,061, which reflects a weighted-average discount from net asset value per share of 9.82%. The weighted-average discount reflects the payment of commissions by the fund to execute repurchase trades.

For the previous fiscal year, the fund repurchased 7,739,760 common shares for an aggregate purchase price of $37,648,101, which reflected a weighted-average discount from net asset value per share of 10.24%. The weighted-average discount reflected the payment of commissions by the fund to execute repurchase trades.

Premier Income Trust 95

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 7/31/16	Cost	Proceeds	Income	of 7/31/17

Short-term investments

Putnam Short Term
Investment Fund*	$10,615,872	$231,163,803	$218,197,616	$153,840	$23,582,059

Total Short-term
investments	$10,615,872	$231,163,803	$218,197,616	$153,840	$23,582,059

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

96 Premier Income Trust

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$277,500,000

Purchased currency options (contract amount)	$26,000,000

Purchased swap option contracts (contract amount)	$1,078,400,000

Written TBA commitment option contracts (contract amount) (Note 3)	$385,000,000

Written currency options (contract amount) (Note 3)	$26,000,000

Written swap option contracts (contract amount) (Note 3)	$1,151,900,000

Futures contracts (number of contracts)	100

Forward currency contracts (contract amount)	$550,900,000

OTC interest rate swap contracts (notional)	$10,100,000

Centrally cleared interest rate swap contracts (notional)	$1,506,600,000

OTC total return swap contracts (notional)	$264,400,000

OTC credit default contracts (notional)	$105,100,000

Centrally cleared credit default contracts (notional)	$11,600,000

Warrants (number of warrants)	6,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

			Payables, Net assets —
Credit contracts	Receivables	$3,799,590	Unrealized depreciation	$12,972,235*

Foreign exchange
contracts	Investments, Receivables	6,384,261	Payables	5,840,639

Equity contracts	Investments	4,712	Payables	—

	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	11,839,368*	Unrealized depreciation	12,414,818*

Total		$22,027,931		$31,227,692

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

Premier Income Trust 97

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(1,246,283)	$(1,246,283)

Foreign exchange
contracts	—	677,315	—	6,920,736	—	$7,598,051

Equity contracts	5,676	—	—	—	—	$5,676

Interest rate
contracts	—	(8,386,941)	1,464,105	—	14,661,971	$7,739,135

Total	$5,676	$(7,709,626)	$1,464,105	$6,920,736	$13,415,688	$14,096,579

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not
accounted for as
hedging				Forward
instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$221,829	$221,829

Foreign exchange
contracts	—	(14,220)	—	(2,393,525)	—	$(2,407,745)

Equity contracts	4,712	—	—	—	—	$4,712

Interest rate
contracts	—	2,598,291	478,883	—	(32,680)	$3,044,494

Total	$4,712	$2,584,071	$478,883	$(2,393,525)	$189,149	$863,290

98 Premier Income Trust

This page left blank intentionally.

Premier Income Trust 99

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Credit Suisse Securities(USA), LLC (clearing broker)	Deutsche BankAG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Royal Bank of Scotland PLC (The)	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared interest rate swap
contracts§	$—	$—	$1,603,428	$—	$—	$22,234	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,625,662

OTC Total return swap contracts*#	—	156,295	—	96,829	30,742	—	—	127,874	—	14,664	80,367	—	—	—	—	—	506,771

OTC Credit default contracts*#	—	—	—	—	1,569,070	—	—	742,421	—	—	1,488,099	—	—	—	—	—	3,799,590

Centrally cleared credit default
contracts§	—	—	—	—	—		—	—	—	—	—	—	—	—	—	—	—

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	936,620	343,834	—	459,128	136,431	—	—	648,904	321,088	382,116	—	—	698,979	1,507,475	494,842	97,860	6,027,277

Forward premium swap option
contracts#	443,382	20,608	—	90,957	—	—	—	18,463	—	349,870	—	—	—	—	—	—	923,280

Purchased swap options**#	68	28,554	—	2,185,449	416,349	—	—	1,222,477	—	137,083	—	—	122,184	—	—	—	4,112,164

Purchased options**#	266,915	—	—	—	—	—	—	90,069	—	1,459,172	—	—	—	—	—	—	1,816,156

Total Assets	$1,646,985	$549,291	$1,603,428	$2,832,363	$2,152,592	$22,234	$—	$2,850,208	$321,088	$2,342,905	$1,568,466	$—	$821,163	$1,507,475	$494,842	$97,860	$18,810,900

Liabilities:

Centrally cleared interest rate swap
contracts§	—	—	1,417,558	—	—	6,630	—	—	—	—	—	—	—	—	—	—	1,424,188

OTC Total return swap contracts*#	—	126,546	—	207,265	61,768	—	4,835	151,350	—	33,080	9,395	—	—	—	—	—	594,239

OTC Credit default contracts*#	202,168	—	—	—	4,123,576	—	—	2,388,296	—	—	4,884,960	—	—	—	—	—	11,599,000

Centrally cleared credit default
contracts§	—	—	10,120	—	—	—	—	—	—	—	—	—	—	—	—	—	10,120

Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	1,990	—	—	—	—	1,990

Forward currency contracts#	811,216	55,453	—	540,230	321,408	—	—	855,367	126,045	493,479	—	—	361,123	1,306,473	745,248	123,636	5,739,678

Forward premium swap option
contracts#	243,140	111,483	—	37,062	—	—	—	6,484	—	195,327	—	—	—	—	—	—	593,496

Written swap options#	136	15,557	—	1,579,545	315,253	—	—	1,039,682	—	1,098,147	—	—	89,826	—	—	—	4,138,146

Written options#	83,614	—	—	—	—	—	—	17,347	—	881,524	—	—	—	—	—	—	982,485

Total Liabilities	$1,340,274	$309,039	$1,427,678	$2,364,102	$4,822,005	$6,630	$4,835	$4,458,526	$126,045	$2,701,557	$4,894,355	$1,990	$450,949	$1,306,473	$745,248	$123,636	$25,083,342

Total Financial and Derivative
Net Assets	$306,711	$240,252	$175,750	$468,261	$(2,669,413)	$15,604	$(4,835)	$(1,608,318)	$195,043	$(358,652)	$(3,325,889)	$(1,990)	$370,214	$201,002	$(250,406)	$(25,776)	$(6,272,442)

Total collateral received (pledged)†##	$255,656	$160,513	$—	$440,000	$(2,653,152)	$—	$—	$(1,508,447)	$136,366	$(358,652)	$(3,325,889)	$—	$310,186	$150,000	$(210,908)	$—

Net amount	$51,055	$79,739	$175,750	$28,261	$(16,261)	$15,604	$(4,835)	$(99,871)	$58,677	$—	$—	$(1,990)	$60,028	$51,002	$(39,498)	$(25,776)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

100 Premier Income Trust	Premier Income Trust 101

Note 10: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management has evaluated the amendments and its adoption will have no effect on the fund’s net assets or results of operations.

102 Premier Income Trust

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $26,958,749 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

Shareholder meeting results (Unaudited)

April 28, 2017 special meeting

At the meeting, a proposal to fix the number of Trustees at 12 was approved as follows:

Votes for	Votes against	Abstentions

90,801,379	3,128,374	1,014,223

At the meeting, each of the nominees for Trustees was elected as follows:

	Votes for	Votes withheld

Liaquat Ahamed	90,141,856	4,802,126

Ravi Akhoury	90,109,003	4,834,980

Barbara M. Baumann	90,365,873	4,578,110

Jameson A. Baxter	91,974,085	2,969,897

Katinka Domotorffy	90,262,193	4,681,789

Catherine Hill	90,293,500	4,650,483

Paul L. Joskow	90,027,101	4,916,881

Kenneth R. Leibler	90,079,457	4,864,526

Robert E. Patterson	89,950,399	4,993,584

George Putnam, III	91,830,572	3,113,411

Robert L. Reynolds	90,340,247	4,603,736

Manoj Singh	90,055,584	4,888,398

A proposal to approve the conversion of your fund from closed-end to open-end status and certain related amendments to your fund’s Declaration of Trust was not approved as follows:

Votes for	Votes against	Abstentions

9,277,003	44,172,990	1,503,936

All tabulations are rounded to the nearest whole number.

Premier Income Trust 103

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

104 Premier Income Trust

Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

Kenneth R. Leibler

Born 1949, Trustee since 2006 and Vice Chair since 2016

Principal occupations during past five years: Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

Other directorships: Eversource Corporation, which operates New England's largest energy delivery system

Robert E. Patterson

Born 1945, Trustee since 1984

Principal occupations during past five years: Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

George Putnam, III

Born 1951, Trustee since 1984

Principal occupations during past five years: Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

Manoj P. Singh

Born 1952, Trustee since 2017

Principal occupations during past five years: Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

Other directorships: Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

INTERESTED TRUSTEE

Robert L. Reynolds*

Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009

Principal occupations during past five years: President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of July 31, 2017, there were 103 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Premier Income Trust 105

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Director of Accounting & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Director of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

106 Premier Income Trust

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Emerging Markets Income Fund
Small Cap Growth Fund	Floating Rate Income Fund
Global Income Trust
Blend	Government Money Market Fund*
Capital Opportunities Fund	High Yield Fund
Capital Spectrum Fund	Income Fund
Emerging Markets Equity Fund	Money Market Fund†
Equity Spectrum Fund	Short Duration Income Fund
Europe Equity Fund	U.S. Government Income Trust
Global Equity Fund
International Capital Opportunities Fund	Tax-free Income
International Equity Fund	AMT-Free Municipal Fund
Investors Fund	Intermediate-Term Municipal Income Fund
Low Volatility Equity Fund	Short-Term Municipal Income Fund
Multi-Cap Core Fund	Tax Exempt Income Fund
Research Fund	Tax-Free High Yield Fund

Value	State tax-free income funds‡:
Convertible Securities Fund	California, Massachusetts, Minnesota,
Equity Income Fund	New Jersey, New York, Ohio, and Pennsylvania.
International Value Fund
Multi-Cap Value Fund
Small Cap Value Fund

Premier Income Trust 107

Absolute Return	Retirement Income Fund Lifestyle 1 — a portfolio
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
RetirementReady® Funds — portfolios with
Global Sector	adjusting allocations to stocks, bonds, and
Global Consumer Fund	money market instruments, becoming more
Global Financials Fund	conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady® 2060 Fund
Global Natural Resources Fund	RetirementReady® 2055 Fund
Global Sector Fund	RetirementReady® 2050 Fund
Global Technology Fund	RetirementReady® 2045 Fund
Global Telecommunications Fund	RetirementReady® 2040 Fund
Global Utilities Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Asset Allocation	RetirementReady® 2025 Fund
George Putnam Balanced Fund	RetirementReady® 2020 Fund

Global Asset Allocation Funds — four
investment portfolios that spread your money
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

108 Premier Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Independent Registered Public	Principal Executive Officer,	Proxy Voting and Corporate
Accounting Firm	and Compliance Liaison	Governance, Assistant Clerk,
KPMG LLP		and Assistant Treasurer
Robert T. Burns
	Vice President and	Denere P. Poulack
	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

Call 1-800-225-1581 Monday through Friday between 8:00 a.m. and 8:00 p.m. Eastern Time, or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN708 307446 9/17

Item 2. Code of Ethics:

(a) The Fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

July 31, 2017	$182,621	$ —	$7,188	$ —
July 31, 2016	$174,736	$ —	$7,000	$ —

For the fiscal years ended July 31, 2017 and July 31, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $7,188 and $7,000 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

July 31, 2017	$ —	$ —	$ —	$ —

July 31, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

(a) The fund has a separately-designated Audit, Compliance and Distributions Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit, Compliance and Distribution Committee of the fund's Board of Trustees is composed of the following persons:

Ravi Akhoury

Robert E. Patterson

Barbara M. Baumann

Katinka Domotorffy

Manoj P. Singh

(b) Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Proxy voting guidelines of the Putnam funds

The proxy voting guidelines below summarize the funds' positions on various issues of concern to investors, and give a general indication of how fund portfolio securities will be voted on proposals dealing with particular issues. The funds' proxy voting service is instructed to vote all proxies relating to fund portfolio securities in accordance with these guidelines, except as otherwise instructed by the Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), a member of the Office of the Trustees who is appointed to assist in the coordination and voting of the funds' proxies.

The proxy voting guidelines are just that — guidelines. The guidelines are not exhaustive and do not address all potential voting issues. Because the circumstances of individual companies are so varied, there may be instances when the funds do not vote in strict adherence to these guidelines. For example, the proxy voting service is expected to bring to the Proxy Voting Director's attention proxy questions that are company-specific and of a non-routine nature and that, even if covered by the guidelines, may be more appropriately handled on a case-by-case basis.

Similarly, Putnam Management's investment professionals, as part of their ongoing review and analysis of all fund portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Director of circumstances where the interests of fund shareholders may warrant a vote contrary to these guidelines. In such instances, the investment professionals submit a written recommendation to the Proxy Voting Director and the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing referral items under the funds' “Proxy Voting Procedures.” The Proxy Voting Director, in consultation with a senior member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee, as appropriate, will determine how the funds' proxies will be voted. When indicated, the Chair of the Board Policy and Nominating Committee may consult with other members of the Committee or the full Board of Trustees.

The following guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals submitted by management and approved and recommended by a company's board of directors. Part II deals with proposals submitted by shareholders. Part III addresses unique considerations pertaining to non-U.S. issuers.

The Trustees of the Putnam funds are committed to promoting strong corporate governance practices and encouraging corporate actions that enhance shareholder value through the judicious voting of the funds' proxies. It is the funds' policy to vote their proxies at all shareholder meetings where it is practicable to do so. In furtherance of this, the funds' have requested that their securities lending agent recall each domestic issuer's voting securities that are on loan, in advance of the record date for the issuer's shareholder meetings, so that the funds may vote at the meetings.

The Putnam funds will disclose their proxy votes not later than August 31 of each year for the most recent 12-month period ended June 30, in accordance with the timetable established by SEC rules.

I. BOARD-APPROVED PROPOSALS

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself (sometimes referred to as “management proposals”), which have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies and of the funds' intent to hold corporate boards accountable for their actions in promoting shareholder interests, the funds' proxies generally will be voted for the decisions reached by majority independent boards of directors, except as otherwise indicated in these guidelines. Accordingly, the funds' proxies will be voted for board-approved proposals, except as follows:

Matters relating to the Board of Directors

Uncontested Election of Directors

The funds' proxies will be voted for the election of a company's nominees for the board of directors, except as follows:

►	The funds will withhold votes from the entire board of directors if

•	the board does not have a majority of independent directors,

•	the board has not established independent nominating, audit, and compensation committees,

•	the board has more than 19 members or fewer than five members, absent special circumstances,

•	the board has not acted to implement a policy requested in a shareholder proposal that received the support of a majority of the shares of the company cast at its previous two annual meetings, or

•	the board has adopted or renewed a shareholder rights plan (commonly referred to as a “poison pill”) without shareholder approval during the current or prior calendar year.

►	The funds will on a case-by-case basis withhold votes from the entire board of directors, or from particular directors as may be appropriate, if the board has approved compensation arrangements for one or more company executives that the funds determine are unreasonably excessive relative to the company's performance or has otherwise failed to observe good corporate governance practices.

►	The funds will withhold votes from any nominee for director:

•	who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director (e.g., investment banking, consulting, legal, or financial advisory fees),

•	who attends less than 75% of board and committee meetings without valid reasons for the absences (e.g., illness, personal emergency, etc.),

•	of a public company (Company A) who is employed as a senior executive of another company (Company B), if a director of Company B serves as a senior executive of Company A (commonly referred to as an “interlocking directorate”),

•	who serves on more than five unaffiliated public company boards (for the purpose of this guideline, boards of affiliated registered investment companies will count as one board),

•	who serves as an executive officer of any company while serving on more than two public company boards (votes withheld only at the nominee's outside boards), or

•	who is a member of the governance or other responsible committee, if the company has adopted without shareholder approval a bylaw provision shifting legal fees and costs to unsuccessful plaintiffs in intra-corporate litigation.

Commentary:

Board independence: Unless otherwise indicated, for the purposes of determining whether a board has a majority of independent directors and independent nominating, audit, and compensation committees, an “independent director” is a director who (1) meets all requirements to serve as an independent director of a company under the NYSE Corporate Governance Rules (e.g., no material business relationships with the company and no present or recent employment relationship with the company including employment of an immediate family member as an executive officer), and (2) has not within the last three years accepted directly or indirectly any consulting, advisory, or other compensatory fee from the company other than in his or her capacity as a member of the board of directors or any board committee. The funds' Trustees believe that the recent (i.e., within the last three years) receipt of any amount of compensation for services other than service as a director raises significant independence issues.

Board size: The funds' Trustees believe that the size of the board of directors can have a direct impact on the ability of the board to govern effectively. Boards that have too many members can be unwieldy and ultimately inhibit their ability to oversee management performance. Boards that have too few members can stifle innovation and lead to excessive influence by management.

Time commitment: Being a director of a company requires a significant time commitment to adequately prepare for and attend the company's board and committee meetings. Directors must be able to commit the time and attention necessary to perform their fiduciary duties in proper fashion, particularly in times of crisis. The funds' Trustees are concerned about over-committed directors. In some cases, directors may serve on too many boards to make a meaningful contribution. This may be particularly true for senior executives of public companies (or other directors with substantially full-time employment) who serve on more than a few outside boards. Generally, the funds withhold support from directors serving on more than five unaffiliated public company boards, although an exception may be made in the case of a director who represents an investing firm with the sole purpose of managing a portfolio of investments that includes the company. The funds also withhold support from directors who serve as executive officers at a company and on the boards of more than two unaffiliated public companies (votes withheld at outside boards only). The funds may also withhold votes from such directors on a case-by-case basis where it appears that they may be unable to discharge their duties properly because of excessive commitments.

Interlocking directorships: The funds' Trustees believe that interlocking directorships are inconsistent with the degree of independence required for outside directors of public companies.

Corporate governance practices: Board independence depends not only on its members' individual relationships, but also on the board's overall attitude toward management and shareholders. Independent boards are committed to good corporate governance practices and, by providing objective independent judgment, enhancing shareholder value. The funds may withhold votes on a case-by-case basis from some or all directors who, through their lack of independence or otherwise, have failed to observe good corporate governance practices or, through specific corporate action, have demonstrated a disregard for the interests of shareholders. Such instances may include cases where a board of directors has approved compensation arrangements for one or more members of management that, in the judgment of the funds' Trustees, are excessive by reasonable corporate standards relative to the company's record of performance. It may also represent a disregard for the interests of shareholders if a board of directors fails to register an appropriate response when a director who fails to win the support of a majority of shareholders in an election (sometimes referred to as a “rejected director”) continues to serve on the board. While the Trustees recognize that it may in some circumstances be appropriate for a rejected director to continue his or her service on the board, steps should be taken to address the concerns reflected by the shareholders' lack of support for the rejected director. Adopting a fee-shifting bylaw provision without shareholder approval, which may discourage legitimate shareholders lawsuits as well as frivolous ones, is another example of disregard for shareholder interests.

Contested Elections of Directors

►	The funds will vote on a case-by-case basis in contested elections of directors.

Classified Boards

►	The funds will vote against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by this structure.

Commentary: Under a typical classified board structure, the directors are divided into three classes, with each class serving a three-year term. The classified board structure results in directors serving staggered terms, with usually only a third of the directors up for re-election at any given annual meeting. The funds' Trustees generally believe that it is appropriate for directors to stand for election each year, but recognize that, in special circumstances, shareholder interests may be better served under a classified board structure.

Other Board-Related Proposals

The funds will generally vote for proposals that have been approved by a majority independent board, and on a case-by-case basis on proposals that have been approved by a board that fails to meet the guidelines' basic independence standards (i.e., majority of independent directors and independent nominating, audit, and compensation committees).

Executive Compensation

The funds generally favor compensation programs that relate executive compensation to a company's long-term performance. The funds will vote on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for stock option and restricted stock plans that will result in an average annual dilution of 1.67% or less (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against stock option and restricted stock plans that will result in an average annual dilution of greater than 1.67% (based on the disclosed term of the plan and including all equity-based plans).

►	The funds will vote against any stock option or restricted stock plan where the company's actual grants of stock options and restricted stock under all equity-based compensation plans during the prior three (3) fiscal years have resulted in an average annual dilution of greater than 1.67%.

►	The funds will vote against stock option plans that permit the replacing or repricing of underwater options (and against any proposal to authorize a replacement or repricing of underwater options).

►	The funds will vote against stock option plans that permit issuance of options with an exercise price below the stock's current market price.

►	Except where the funds are otherwise withholding votes for the entire board of directors, the funds will vote for an employee stock purchase plan that has the following features: (1) the shares purchased under the plan are acquired for no less than 85% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

►	The funds will vote for proposals to approve a company's executive compensation program (i.e., “say on pay” proposals in which the company's board proposes that shareholders indicate their support for the company's compensation philosophy, policies, and practices), except that the funds will vote against the proposal if the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

►	The funds will vote for bonus plans under which payments are treated as performance-based compensation that is deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended, except that the funds will vote on a case-by-case basis if any of the following circumstances exist:

the amount per employee under the plan is unlimited, or

the plan's performance criteria is undisclosed, or

the company is assigned to the lowest category, through independent third party benchmarking performed by the funds' proxy voting service, for the correlation of the company's executive compensation program with its performance.

Commentary: Companies should have compensation programs that are reasonable and that align shareholder and management interests over the longer term. Further, disclosure of compensation programs should provide absolute transparency to shareholders regarding the sources and amounts of, and the factors influencing, executive compensation. Appropriately designed equity-based compensation plans can be an effective way to align the interests of long-term shareholders with the interests of management. However, the funds may vote against these or other executive compensation proposals on a case-by-case basis where compensation is excessive by reasonable corporate standards, where a company fails to provide transparent disclosure of executive compensation, or, in some instances, where independent third-party benchmarking indicates that compensation is inadequately correlated with performance, relative to peer companies. (Examples of excessive executive compensation may include, but are not limited to, equity incentive plans that exceed the dilution criteria noted above, excessive perquisites, performance-based compensation programs that do not properly correlate reward and performance, “golden parachutes” or other severance arrangements that present conflicts between management's interests and the interests of shareholders, and “golden coffins” or unearned death benefits.) In voting on a proposal relating to executive compensation, the funds will consider whether the proposal has been approved by an independent compensation committee of the board.

Capitalization

Many proxy proposals involve changes in a company's capitalization, including the authorization of additional stock, the issuance of stock, the repurchase of outstanding stock, or the approval of a stock split. The management of a company's capital structure involves a number of important issues, including cash flow, financing needs, and market conditions that are unique to the circumstances of the company. As a result, the funds will vote on a case-by-case basis on board-approved proposals involving changes to a company's capitalization, except that where the funds are not otherwise withholding votes from the entire board of directors:

►	The funds will vote for proposals relating to the authorization and issuance of additional common stock (except where such proposals relate to a specific transaction).

►	The funds will vote for proposals to effect stock splits (excluding reverse stock splits).

►	The funds will vote for proposals authorizing share repurchase programs.

Commentary: A company may decide to authorize additional shares of common stock for reasons relating to executive compensation or for routine business purposes. For the most part, these decisions are best left to the board of directors and senior management. The funds will vote on a case-by-case basis, however, on other proposals to change a company's capitalization, including the authorization of common stock with special voting rights, the authorization or issuance of common stock in connection with a specific transaction (e.g., an acquisition, merger or reorganization), or the authorization or issuance of preferred stock. Actions such as these involve a number of considerations that may affect a shareholder's investment and that warrant a case-by-case determination.

Acquisitions, Mergers, Reincorporations, Reorganizations and Other Transactions

Shareholders may be confronted with a number of different types of transactions, including acquisitions, mergers, reorganizations involving business combinations, liquidations, and the sale of all or substantially all of a company's assets, which may require their consent. Voting on such proposals involves considerations unique to each transaction. As a result, the funds will vote on a case-by-case basis on board-approved proposals to effect these types of transactions, except as follows:

►	The funds will vote for mergers and reorganizations involving business combinations designed solely to reincorporate a company in Delaware.

Commentary: A company may reincorporate into another state through a merger or reorganization by setting up a “shell” company in a different state and then merging the company into the new company. While reincorporation into states with extensive and established corporate laws — notably Delaware — provides companies and shareholders with a more well-defined legal framework, shareholders must carefully consider the reasons for a reincorporation into another jurisdiction, including especially an offshore jurisdiction.

Anti-Takeover Measures

Some proxy proposals involve efforts by management to make it more difficult for an outside party to take control of the company without the approval of the company's board of directors. These include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, the adoption of fair price provisions, the issuance of blank check preferred stock, and the creation of a separate class of stock with disparate voting rights. Such proposals may adversely affect shareholder rights, lead to management entrenchment, or create conflicts of interest. As a result, the funds will vote against board-approved proposals to adopt such anti-takeover measures, except as follows:

►	The funds will vote on a case-by-case basis on proposals to ratify or approve shareholder rights plans; and

►	The funds will vote on a case-by-case basis on proposals to adopt fair price provisions.

Commentary: The funds' Trustees recognize that poison pills and fair price provisions may enhance or protect shareholder value under certain circumstances. For instance, where a company has incurred significant operating losses, a shareholder rights plan may be appropriately tailored to protect shareholder value by preserving a company's net operating losses. Thus, the funds will consider proposals to approve such matters on a case-by-case basis.

Other Business Matters

Many proxies involve approval of routine business matters, such as changing a company's name, ratifying the appointment of auditors, and procedural matters relating to the shareholder meeting. For the most part, these routine matters do not materially affect shareholder interests and are best left to the board of directors and senior management of the company. The funds will vote for board-approved proposals approving such matters, except as follows:

►	The funds will vote on a case-by-case basis on proposals to amend a company's charter or bylaws (except for charter amendments necessary to effect stock splits, to change a company's name or to authorize additional shares of common stock).

►	The funds will vote against authorization to transact other unidentified, substantive business at the meeting.

►	The funds will vote on a case-by-case basis on proposals to ratify the selection of independent auditors if there is evidence that the audit firm's independence or the integrity of an audit is compromised.

►	The funds will vote on a case-by-case basis on other business matters where the funds are otherwise withholding votes for the entire board of directors.

Commentary: Charter and bylaw amendments (for example, amendments implementing proxy access proposals) and the transaction of other unidentified, substantive business at a shareholder meeting may directly affect shareholder rights and have a significant impact on shareholder value. As a result, the funds do not view these items as routine business matters. Putnam Management's investment professionals and the funds' proxy voting service may also bring to the Proxy Voting Director's attention company-specific items that they believe to be non-routine and warranting special consideration. Under these circumstances, the funds will vote on a case-by-case basis.

The fund's proxy voting service may identify circumstances that call into question an audit firm's independence or the integrity of an audit. These circumstances may include recent material restatements of financials, unusual audit fees, egregious contractual relationships, and aggressive accounting policies. The funds will consider proposals to ratify the selection of auditors in these circumstances on a case-by-case basis. In all other cases, given the existence of rules that enhance the independence of audit committees and auditors by, for example, prohibiting auditors from performing a range of non-audit services for audit clients, the funds will vote for the ratification of independent auditors

II. SHAREHOLDER PROPOSALS

SEC regulations permit shareholders to submit proposals for inclusion in a company's proxy statement. These proposals generally seek to change some aspect of the company's corporate governance structure or to change some aspect of its business operations. The funds generally will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals, except as follows:

►	The funds will vote on a case-by-case basis on shareholder proposals requiring that the chairman's position be filled by someone other than the chief executive officer.

►	The funds will vote for shareholder proposals asking that director nominees receive support from holders of a majority of votes cast or a majority of shares outstanding in order to be (re)elected.

►	The funds will vote for shareholder proposals to declassify a board, absent special circumstances which would indicate that shareholder interests are better served by a classified board structure.

►	The funds will vote for shareholder proposals to eliminate supermajority vote requirements in the company's charter documents.

►	The funds will vote for shareholder proposals to require shareholder approval of shareholder rights plans.

►	The funds will vote for shareholder proposals to amend a company's charter documents to permit shareholders to call special meetings, but only if both of the following conditions are met:

•	the proposed amendment limits the right to call special meetings to shareholders holding at least 15% of the company's outstanding shares, and

•	applicable state law does not otherwise provide shareholders with the right to call special meetings.

►	The funds will vote on a case-by-case basis on shareholder proposals relating to proxy access.

►	The funds will vote for shareholder proposals requiring companies to make cash payments under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote for shareholder proposals requiring companies to accelerate vesting of equity awards under management severance agreements only if both of the following conditions are met:

•	the company undergoes a change in control, and

•	the change in control results in the termination of employment for the person receiving the severance payment.

►	The funds will vote on a case-by-case basis on shareholder proposals to limit a company's ability to make excise tax gross-up payments under management severance agreements.

►	The funds will vote on a case-by-case basis on shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, to the fullest extent practicable, for the benefit of the company, all performance-based bonuses or awards that were paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met.

►	The funds will vote for shareholder proposals calling for the company to obtain shareholder approval for any future golden coffins or unearned death benefits (payments or awards of unearned salary or bonus, accelerated vesting or the continuation of unvested equity awards, perquisites or other payments or awards in respect of an executive following his or her death), and for shareholder proposals calling for the company to cease providing golden coffins or unearned death benefits.

►	The funds will vote for shareholder proposals requiring a company to report on its executive retirement benefits (e.g., deferred compensation, split-dollar life insurance, SERPs and pension benefits).

►	The funds will vote for shareholder proposals requiring a company to disclose its relationships with executive compensation consultants (e.g., whether the company, the board or the compensation committee retained the consultant, the types of services provided by the consultant over the past five years, and a list of the consultant's clients on which any of the company's executives serve as a director).

►	The funds will vote for shareholder proposals that are consistent with the funds' proxy voting guidelines for board-approved proposals.

►	The funds will vote on a case-by-case basis on other shareholder proposals where the funds are otherwise withholding votes for the entire board of directors.

Commentary: The funds' Trustees believe that effective corporate reforms should be promoted by holding boards of directors — and in particular their independent directors — accountable for their actions, rather than by imposing additional legal restrictions on board governance through piecemeal proposals. As stated above, the funds' Trustees believe that boards of directors and management are responsible for ensuring that their businesses are operating in accordance with high legal and ethical standards and should be held accountable for resulting corporate behavior. Accordingly, the funds will generally support the recommendations of boards that meet the basic independence and governance standards established in these guidelines. Where boards fail to meet these standards, the funds will generally evaluate shareholder proposals on a case-by-case basis. The funds will also consider proposals requiring that the chairman's position be filled by someone other than the company's chief executive officer on a case-by-case basis, recognizing that in some cases this separation may advance the company's corporate governance while in other cases it may be less necessary to the sound governance of the company. The funds will take into account the level of independent leadership on a company's board in evaluating these proposals.

However, the funds generally support shareholder proposals to implement majority voting for directors, observing that majority voting is an emerging standard intended to encourage directors to be attentive to shareholders' interests. The funds also generally support shareholder proposals to declassify a board, to eliminate supermajority vote requirements, or to require shareholder approval of shareholder rights plans. The funds' Trustees believe that these shareholder proposals further the goals of reducing management entrenchment and conflicts of interest, and aligning management's interests with shareholders' interests in evaluating proposed acquisitions of the company. The Trustees also believe that shareholder proposals to limit severance payments may further these goals in some instances. In general, the funds favor arrangements in which severance payments are made to an executive only when there is a change in control and the executive loses his or her job as a result. Arrangements in which an executive receives a payment upon a change of control even if the executive retains employment introduce potential conflicts of interest and may distract management focus from the long term success of the company.

In evaluating shareholder proposals that address severance payments, the funds distinguish between cash and equity payments. The funds generally do not favor cash payments to executives upon a change in control transaction if the executive retains employment. However, the funds recognize that accelerated vesting of equity incentives, even without termination of employment, may help to align management and shareholder interests in some instances, and will evaluate shareholder proposals addressing accelerated vesting of equity incentive payments on a case-by-case basis.

When severance payments exceed a certain amount based on the executive's previous compensation, the payments may be subject to an excise tax. Some compensation arrangements provide for full excise tax gross-ups, which means that the company pays the executive sufficient additional amounts to cover the cost of the excise tax. The funds are concerned that the benefits of providing full excise tax gross-ups to executives may be outweighed by the cost to the company of the gross-up payments. Accordingly, the funds will vote on a case-by-case basis on shareholder proposals to curtail excise tax gross-up payments. The funds generally favor arrangements in which severance payments do not trigger an excise tax or in which the company's obligations with respect to gross-up payments are limited in a reasonable manner.

The funds' Trustees believe that performance-based compensation can be an effective tool for aligning management and shareholder interests. However, to fulfill its purpose, performance compensation should only be paid to executives if the performance targets are actually met. A significant restatement of financial results or a significant extraordinary write-off may reveal that executives who were previously paid performance compensation did not actually deliver the required business performance to earn that compensation. In these circumstances, it may be appropriate for the company to recoup this performance compensation. The funds will consider on a case-by-case basis shareholder proposals requesting that the board adopt a policy to recoup, in the event of a significant restatement of financial results or significant extraordinary write-off, performance-based bonuses or awards paid to senior executives based on the company having met or exceeded specific performance targets to the extent that the specific performance targets were not, in fact, met. The funds do not believe that such a policy should necessarily disadvantage a company in recruiting executives, as executives should understand that they are only entitled to performance compensation based on the actual performance they deliver.

The funds' Trustees disfavor golden coffins or unearned death benefits, and the funds will generally support shareholder proposals to restrict or terminate these practices. The Trustees will also consider whether a company's overall compensation arrangements, taking all of the pertinent circumstances into account, constitute excessive compensation or otherwise reflect poorly on the corporate governance practices of the company. As the Trustees evaluate these matters, they will be mindful of evolving practices and legislation relevant to executive compensation and corporate governance.

The funds' Trustees also believe that shareholder proposals that are intended to increase transparency, particularly with respect to executive compensation, without establishing rigid restrictions upon a company's ability to attract and motivate talented executives, are generally beneficial to sound corporate governance without imposing undue burdens. The funds will generally support shareholder proposals calling for reasonable disclosure.

III. VOTING SHARES OF NON-U.S. ISSUERS

Many of the Putnam funds invest on a global basis, and, as a result, they may hold, and have an opportunity to vote, shares in non-U.S. issuers — i.e., issuers that are incorporated under the laws of foreign jurisdictions and whose shares are not listed on a U.S. securities exchange or the NASDAQ stock market.

In many non-U.S. markets, shareholders who vote proxies of a non-U.S. issuer are not able to trade in that company's stock on or around the shareholder meeting date. This practice is known as “share blocking.” In countries where share blocking is practiced, the funds will vote proxies only with direction from Putnam Management's investment professionals.

In addition, some non-U.S. markets require that a company's shares be re-registered out of the name of the local custodian or nominee into the name of the shareholder for the shareholder to be able to vote at the meeting. This practice is known as “share re-registration.” As a result, shareholders, including the funds, are not able to trade in that company's stock until the shares are re-registered back in the name of the local custodian or nominee following the meeting. In countries where share re-registration is practiced, the funds will generally not vote proxies.

Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders than do U.S. laws. As a result, the guidelines applicable to U.S. issuers, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for non-U.S. issuers. However, the funds will vote proxies of non-U.S. issuers in accordance with the guidelines applicable to U.S. issuers except as follows:

Uncontested Board Elections

China, India, Indonesia, Philippines, Taiwan and Thailand

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each composed of a majority of independent directors.

Commentary: Whether a director is considered “independent” or not will be determined by reference to local corporate law or listing standards.

Europe ex-United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	the board has not established audit and compensation committees each composed of a majority of independent, non-executive directors, or

•	the board has not established a nominating committee composed of a majority of independent directors.

Commentary: An “independent director” under the European Commission's guidelines is one who is free of any business, family or other relationship, with the company, its controlling shareholder or the management of either, that creates a conflict of interest such as to impair his judgment. A “non-executive director” is one who is not engaged in the daily management of the company.

Germany

►	For companies subject to “co-determination,” the funds will vote for the election of nominees to the supervisory board, except that the funds will vote on a case-by-case basis for any nominee who is either an employee of the company or who is otherwise affiliated with the company (as determined by the funds' proxy voting service).

►	The funds will withhold votes for the election of a former member of the company's managerial board to chair of the supervisory board.

Commentary: German corporate governance is characterized by a two-tier board system — a managerial board composed of the company's executive officers, and a supervisory board. The supervisory board appoints the members of the managerial board. Shareholders elect members of the supervisory board, except that in the case of companies with a large number of employees, company employees are allowed to elect some of the supervisory board members (one-half of supervisory board members are elected by company employees at companies with more than 2,000 employees; one-third of the supervisory board members are elected by company employees at companies with more than 500 employees but fewer than 2,000). This “co-determination” practice may increase the chances that the supervisory board of a large German company does not contain a majority of independent members. In this situation, under the Fund's proxy voting guidelines applicable to U.S. issuers, the funds would vote against all nominees. However, in the case of companies subject to “co-determination” and with the goal of supporting independent nominees, the Funds will vote for supervisory board members who are neither employees of the company nor otherwise affiliated with the company.

Consistent with the funds' belief that the interests of shareholders are best protected by boards with strong, independent leadership, the funds will withhold votes for the election of former chairs of the managerial board to chair of the supervisory board.

Hong Kong

►	The funds will withhold votes from the entire board of directors if

•	fewer than one-third of the directors are independent directors, or

•	the board has not established audit, compensation and nominating committees each with at least a majority of its members being independent directors, or

•	the chair of the audit, compensation or nominating committee is not an independent director.

Commentary. For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited Section 3.13.

Italy

►	The funds will withhold votes from any director not identified in the proxy materials.

Commentary: In Italy, companies have the right to nominate co-opted directors for election to the board at the next annual general meeting, but do not have to indicate, until the day of the annual meeting, whether or not they are nominating a co-opted director for election. When a company does not explicitly state in its proxy materials that co-opted directors are standing for election, shareholders will not know for sure who the board nominees are until the actual meeting occurs. The funds will withhold support from any such co-opted director on the grounds that there was insufficient information for evaluation before the meeting.

Japan

►	For companies that have established a U.S.-style corporate governance structure, the funds will withhold votes from the entire board of directors if

•	the board does not have a majority of outside directors,

•	the board has not established nominating and compensation committees composed of a majority of outside directors, or

•	the board has not established an audit committee composed of a majority of independent directors.

►	The funds will withhold votes for the appointment of members of a company's board of statutory auditors if a majority of the members of the board of statutory auditors is not independent.

Commentary:

Board structure: Recent amendments to the Japanese Commercial Code give companies the option to adopt a U.S.-style corporate governance structure (i.e., a board of directors and audit, nominating, and compensation committees). The funds will vote for proposals to amend a company's articles of incorporation to adopt the U.S.-style corporate structure.

Definition of outside director and independent director: Corporate governance principles in Japan focus on the distinction between outside directors and independent directors. Under these principles, an outside director is a director who is not and has never been a director, executive, or employee of the company or its parent company, subsidiaries or affiliates. An outside director is “independent” if that person can make decisions completely independent from the managers of the company, its parent, subsidiaries, or affiliates and does not have a material relationship with the company (i.e., major client, trading partner, or other business relationship; familial relationship with current director or executive; etc.). The guidelines have incorporated these definitions in applying the board independence standards above.

Korea

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are outside directors,

•	the board has not established a nominating committee with at least half of the members being outside directors, or

•	the board has not established an audit committee composed of at least three members and in which at least two-thirds of its members are outside directors.

►	The funds will vote withhold votes from nominees to the audit committee if the board has not established an audit committee composed of (or proposed to be composed of) at least three members, and of which at least two-thirds of its members are (or will be) outside directors.

Commentary: For purposes of these guidelines, an “outside director” is a director that is independent from the management or controlling shareholders of the company, and holds no interests that might impair the performance his or her duties impartially with respect to the company, management or controlling shareholder. In determining whether a director is an outside director, the funds will also apply the standards included in Article 415-2(2) of the Korean Commercial Code (i.e., no employment relationship with the company for a period of two years before serving on the committee, no director or employment relationship with the company's largest shareholder, etc.) and may consider other business relationships that would affect the independence of an outside director.

Malaysia

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, less than a majority of the directors are independent directors,

•	the board has not established audit and nominating committees with at least a majority of the members being independent directors and all of the members being non-executive directors, or

•	the board has not established a compensation committee with at least a majority of the members being non-executive directors.

Commentary. For purposes of these guidelines, an “independent director” is a director who has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Malaysia Code of Corporate Governance, Commentary to Recommendation 3.1. A “non-executive director” is a director who does not take on primary responsibility for leadership of the company.

Russia

►	The funds will vote on a case-by-case basis for the election of nominees to the board of directors.

Commentary: In Russia, director elections are typically handled through a cumulative voting process. Cumulative voting allows shareholders to cast all of their votes for a single nominee for the board of directors, or to allocate their votes among nominees in any other way. In contrast, in “regular” voting, shareholders may not give more than one vote per share to any single nominee. Cumulative voting can help to strengthen the ability of minority shareholders to elect a director.

In Russia, as in some other emerging markets, standards of corporate governance are usually behind those in developed markets. Rather than vote against the entire board of directors, as the funds generally would in the case of a company whose board fails to meet the funds' standards for independence, the funds may, on a case by case basis, cast all of their votes for one or more independent director nominees. The funds believe that it is important to increase the number of independent directors on the boards of Russian companies to mitigate the risks associated with dominant shareholders.

Singapore

►	The funds will withhold votes from the entire board of directors if

•	in the case of a board with an independent director serving as chair, fewer than one-third of the directors are independent directors; or, in the case of a board not chaired by an independent director, fewer than half of the directors are independent directors,

•	the board has not established audit and compensation committees, each with an independent director serving as chair, with at least a majority of the members being independent directors, and with all of the directors being non-executive directors, or

•	the board has not established a nominating committee, with an independent director serving as chair, and with at least a majority of the members being independent directors.

Commentary: For purposes of these guidelines, an “independent director” is a director that has no material, financial or other current relationships with the company. In determining whether a director is independent, the funds will apply the standards included in the Singapore Code of Corporate Governance, Guideline 2.3. A “non-executive director” is a director who is not employed with the company.

United Kingdom

►	The funds will withhold votes from the entire board of directors if

•	fewer than half of the directors are independent non-executive directors,

•	the board has not established a nomination committee composed of a majority of independent non-executive directors, or

•	the board has not established compensation and audit committees composed of (1) at least three directors (in the case of smaller companies, two directors) and (2) solely independent non-executive directors, provided that, to the extent permitted under the United Kingdom's Combined Code on Corporate Governance, the company chairman may serve on (but not serve as chairman of) the compensation and audit committees if the chairman was considered independent upon his or her appointment as chairman.

►	The funds will withhold votes from any nominee for director who is considered an independent director by the company and who has received compensation within the last three years from the company other than for service as a director, such as investment banking, consulting, legal, or financial advisory fees.

►	The funds will vote for proposals to amend a company's articles of association to authorize boards to approve situations that might be interpreted to present potential conflicts of interest affecting a director.

Commentary:

Application of guidelines: Although the United Kingdom's Combined Code on Corporate Governance (“Combined Code”) has adopted the “comply and explain” approach to corporate governance, the funds' Trustees believe that the guidelines discussed above with respect to board independence standards are integral to the protection of investors in U.K. companies. As a result, these guidelines will generally be applied in a prescriptive manner.

Definition of independence: For the purposes of these guidelines, a non-executive director shall be considered independent if the director meets the independence standards in section A.3.1 of the Combined Code (i.e., no material business or employment relationships with the company, no remuneration from the company for non-board services, no close family ties with senior employees or directors of the company, etc.), except that the funds do not view service on the board for more than nine years as affecting a director's independence. Company chairmen in the U.K. are generally considered affiliated upon appointment as chairman due to the nature of the position of chairman. Consistent with the Combined Code, a company chairman who was considered independent upon appointment as chairman: may serve as a member of, but not as the chairman of, the compensation (remuneration) committee; and, in the case of smaller companies, may serve as a member of, but not as the chairman of, the audit committee.

Smaller companies: A smaller company is one that is below the FTSE 350 throughout the year immediately prior to the reporting year.

Conflicts of interest: The Companies Act 2006 requires a director to avoid a situation in which he or she has, or can have, a direct or indirect interest that conflicts, or possibly may conflict, with the interests of the company. This broadly written requirement could be construed to prevent a director from becoming a trustee or director of another organization. Provided there are reasonable safeguards, such as the exclusion of the relevant director from deliberations, the funds believe that the board may approve this type of potential conflict of interest in its discretion.

All other jurisdictions

►	The funds will vote for supervisory board nominees when the supervisory board meets the funds' independence standards, otherwise the funds will vote against supervisory board nominees.

Commentary: Companies in many jurisdictions operate under the oversight of supervisory boards. In the absence of jurisdiction-specific guidelines, the funds will generally hold supervisory boards to the same standards of independence as it applies to boards of directors in the United States.

Contested Board Elections

Italy

►	The funds will vote for the management- or board-sponsored slate of nominees if the board meets the funds' independence standards, and against the management- or board-sponsored slate of nominees if the board does not meet the funds' independence standards; the funds will not vote on shareholder-proposed slates of nominees.

Commentary: Contested elections in Italy may involve a variety of competing slates of nominees. In these circumstances, the funds will focus their analysis on the board- or management-sponsored slate.

Corporate Governance

►	The funds will vote for proposals to change the size of a board if the board meets the funds' independence standards, and against proposals to change the size of a board if the board does not meet the funds' independence standards.

►	The funds will vote for shareholder proposals calling for a majority of a company's directors to be independent of management.

►	The funds will vote for shareholder proposals seeking to increase the independence of board nominating, audit, and compensation committees.

►	The funds will vote for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

Australia

►	The funds will vote on a case-by-case basis on board spill resolutions.

Commentary: The Corporations Amendment (Improving Accountability on Director and Executive Compensation) Bill 2011 provides that, if a company's remuneration report receives a “no” vote of 25% or more of all votes cast at two consecutive annual general meetings, at the second annual general meeting, a spill resolution must be proposed. If the spill resolution is approved (by simple majority), then a further meeting to elect a new board (excluding the managing director) must be held within 90 days. The funds will consider board spill resolutions on a case-by-case basis.

Europe

►	The funds will vote for proposals to ratify board acts, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Taiwan

►	The funds will vote against proposals to release directors from their non-competition obligations (their obligations not to engage in any business that is competitive with the company), unless the proposal is narrowly drafted to permit directors to engage in a business that is competitive with the company only on behalf of a wholly-owned subsidiary of the company.

Compensation

►	The funds will vote for proposals to approve annual directors' fees, except that the funds will consider these proposals on a case-by-case basis in each case in which the funds' proxy voting service has recommended a vote against such a proposal.

►	The funds will vote for non-binding proposals to approve remuneration reports, except that the funds will vote against proposals to approve remuneration reports that indicate that awards under a long-term incentive plan are not linked to performance targets.

Commentary: Since proposals relating to directors' fees for non-U.S. issuers generally address relatively modest fees paid to non-executive directors, the funds generally support these proposals, provided that the fees are consistent with directors' fees paid by the company's peers and do not otherwise appear unwarranted. Consistent with the approach taken for U.S. issuers, the funds generally favor compensation programs that relate executive compensation to a company's long-term performance and will support non-binding remuneration reports unless such a correlation is not made.

Europe and Asia ex-Japan

►	In the case of proposals that do not include sufficient information for determining average annual dilution, the funds will will vote for stock option and restricted stock plans that will result in an average gross potential dilution of 5% or less.

Commentary: Asia ex-Japan means China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. In these markets, companies may not disclose the life of the plan and there may not be a specific number of shares requested; therefore, it may not be possible to determine the average annual dilution related to the plan and apply the funds' standard dilution test.

France

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 70% of their market value; (2) the vesting period is greater than or equal to 10 years; (3) the offering period under the plan is 27 months or less; and (4) dilution is 10% or less.

Commentary: To conform to local market practice, the funds support plans or schemes at French issuers that permit the purchase of shares at up to a 30% discount (i.e., shares may be purchased for no less than 70% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value); in the United Kingdom, up to a 20% discount is permitted.

United Kingdom

►	The funds will vote for an employee stock purchase plan or share save scheme that has the following features: (1) the shares purchased under the plan are acquired for no less than 80% of their market value; (2) the offering period under the plan is 27 months or less; and (3) dilution is 10% or less.

Commentary: These are the same features that the funds require of employee stock purchase plans proposed by U.S. issuers, except that, to conform to local market practice, the funds support plans or schemes at United Kingdom issuers that permit the purchase of shares at up to a 20% discount (i.e., shares may be purchased for no less than 80% of their market value). By comparison, for U.S. issuers, the funds do not support employee stock purchase plans that permit shares to be acquired at more than a 15% discount (i.e., for less than 85% of their market value).

Capitalization

Unless a proposal is directly addressed by a country-specific guideline:

►	The funds will vote for proposals

•	to issue additional common stock representing up to 20% of the company's outstanding common stock, where shareholders do not have preemptive rights, or

•	to issue additional common stock representing up to 100% of the company's outstanding common stock, where shareholders do have preemptive rights.

►	The funds will vote for proposals to authorize share repurchase programs that are recommended for approval by the funds' proxy voting service; otherwise, the funds will vote against such proposals.

Australia

►	The funds will vote for proposals to carve out, from the general cap on non-pro rata share issues of 15% of total equity in a rolling 12-month period, a particular proposed issue of shares or a particular issue of shares made previously within the 12-month period, if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

China

►	The funds will vote for proposals to issue and/or to trade in non-convertible, convertible and/or exchangeable debt obligations, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Hong Kong

►	The funds will vote for proposals to approve a general mandate permitting the company to engage in non-pro rata share issues of up to 20% of total equity in a year if the company's board meets the funds' independence standards; if the company's board does not meet the funds' independence standards, then the funds will vote against these proposals.

►	The funds will for proposals to approve the reissuance of shares acquired by the company under a share repurchase program, provided that: (1) the funds supported (or would have supported, in accordance with these guidelines) the share repurchase program, (2) the reissued shares represent no more than 10% of the company's outstanding shares (measured immediately before the reissuance), and (3) the reissued shares are sold for no less than 85% of current market value.

France

►	The funds will vote for proposals to increase authorized shares, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	The funds will vote against proposals to authorize the issuance of common stock or convertible debt instruments and against proposals to authorize the repurchase and/or reissuance of shares where those authorizations may be used, without further shareholder approval, as anti-takeover measures.

New Zealand

►	The funds will vote for proposals to approve the grant of equity awards to directors, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: In light of the prevalence of certain types of capitalization proposals in Australia, China, Hong Kong, France and New Zealand, the funds have adopted guidelines specific to those jurisdictions.

Other Business Matters

►	The funds will vote for proposals permitting companies to deliver reports and other materials electronically (e.g., via website posting).

►	The funds will vote for proposals permitting companies to issue regulatory reports in English.

►	The funds will vote against proposals to shorten shareholder meeting notice periods to fourteen days.

Commentary: Under Directive 2007/36/EC of the European Parliament and the Council of the European Union, companies have the option to request shareholder approval to set the notice period for special meetings at 14 days provided that certain electronic voting and communication requirements are met. The funds believe that the 14 day notice period is too short to provide overseas shareholders with sufficient time to analyze proposals and to participate meaningfully at special meetings and, as a result, have determined to vote against such proposals.

►	The funds will vote for proposals to amend a company's charter or bylaws, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

Commentary: If the substance of any proposed amendment is covered by a specific guideline included herein, then that guideline will govern.

France

►	The funds will vote for proposals to approve a company's related party transactions, except that the funds will consider these proposals on a case-by-case basis if the funds' proxy voting service has recommended a vote against the proposal.

►	If a company has not proposed an opt-out clause in its articles of association and the implementation of double-voting rights has not been approved by shareholders, the funds will vote against the ratification of board acts for the previous fiscal year, will withhold votes from the re-election of members of the board's governance committee (or in the absence of a governance committee, against the chair of the board or the next session board member up for re-election) and, if there is no opportunity to vote against ratification of board acts or to withhold votes from directors, will vote against the approval of the company's accounts and reports.

Commentary: In France, shareholders are generally requested to approve any agreement between the company and: (i) its directors, chair of the board, CEO and deputy CEOs; (ii) the members of the supervisory board and management board, for companies with a dual structure; and (iii) a shareholder who directly or indirectly owns at least 10% of the company's voting rights. This includes agreements under which compensation may be paid to executive officers after the end of their employment, such as severance payments, supplementary retirement plans and non-competition agreements. The funds will generally support these proposals unless the funds' proxy voting service recommends a vote against, in which case the funds will consider the proposal on a case-by-case basis.

Under French law, shareholders of French companies with shares held in registered form under the same name for at least two years will automatically be granted double-voting rights, unless a company has amended its articles of association to opt out of the double-voting rights regime. Awarding double-voting rights in this manner is likely to disadvantage non-French institutional shareholders. Accordingly, the funds will take actions to signal disapproval of double-voting rights at companies that have not opted-out from the double-voting rights regime and that have not obtained shareholder approval of the double-voting rights regime.

Germany

►	The funds will vote in accordance with the recommendation of the company's board of directors on shareholder countermotions added to a company's meeting agenda, unless the countermotion is directly addressed by one of the funds' other guidelines.

Commentary: In Germany, shareholders are able to add both proposals and countermotions to a meeting agenda. Countermotions, which must correspond to a proposal on the agenda, generally call for shareholders to oppose the existing proposal, although they may also propose separate voting decisions. Countermotions may be proposed by any shareholder and they are typically added throughout the period between the publication of the meeting agenda and the meeting date. This guideline reflects the funds' intention to focus on the original proposal, which is expected to be presented a reasonable period of time before the shareholder meeting so that the funds will have an appropriate opportunity to evaluate it.

►	The funds will vote for proposals to approve profit-and-loss transfer agreements between a controlling company and its subsidiaries.

Commentary: These agreements are customary in Germany and are typically entered into for tax purposes. In light of this and the prevalence of these proposals, the funds have adopted a guideline to vote for this type of proposal.

Taiwan

►	The funds will vote for proposals to amend a Taiwanese company's procedural rules.

Commentary: Since procedural rules, which address such matters as a company's policies with respect to capital loans, endorsements and guarantees, and acquisitions and disposal of assets, are generally adopted or amended to conform to changes in local regulations governing these transactions, the funds have adopted a guideline to vote for these transactions.

As adopted January 27, 2017

Proxy voting procedures of the Putnam funds

The proxy voting procedures below explain the role of the funds' Trustees, proxy voting service and Director of Proxy Voting and Corporate Governance (“Proxy Voting Director”), as well as how the process will work when a proxy question needs to be handled on a case-by-case basis, or when there may be a conflict of interest.

The role of the funds' Trustees

The Trustees of the Putnam funds exercise control of the voting of proxies through their Board Policy and Nominating Committee, which is composed entirely of independent Trustees. The Board Policy and Nominating Committee oversees the proxy voting process and participates, as needed, in the resolution of issues that need to be handled on a case-by-case basis. The Committee annually reviews and recommends, for Trustee approval, guidelines governing the funds' proxy votes, including how the funds vote on specific proposals and which matters are to be considered on a case-by-case basis. The Trustees are assisted in this process by their independent administrative staff (“Office of the Trustees”), independent legal counsel, and an independent proxy voting service. The Trustees also receive assistance from Putnam Investment Management, LLC (“Putnam Management”), the funds' investment advisor, on matters involving investment judgments. In all cases, the ultimate decision on voting proxies rests with the Trustees, acting as fiduciaries on behalf of the shareholders of the funds.

The role of the proxy voting service

The funds have engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service is responsible for coordinating with the funds' custodian(s) to ensure that all proxy materials received by the custodians relating to the funds' portfolio securities are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting guidelines established by the Trustees. The proxy voting service will refer proxy questions to the Proxy Voting Director for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the attention of the Proxy Voting Director specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. The funds also utilize research services relating to proxy questions provided by the proxy voting service and by other firms.

The role of the Proxy Voting Director

The Proxy Voting Director, a member of the Office of the Trustees, assists in the coordination and voting of the funds' proxies. The Proxy Voting Director will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Office of the Trustees, the Chair of the Board Policy and Nominating Committee, and Putnam Management's investment professionals, as appropriate. The Proxy Voting Director is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. In addition, the Proxy Voting Director is the contact person for receiving recommendations from Putnam Management's investment professionals with respect to any proxy question in circumstances where the investment professional believes that the interests of fund shareholders warrant a vote contrary to the fund's proxy voting guidelines.

On occasion, representatives of a company in which the funds have an investment may wish to meet with the company's shareholders in advance of the company's shareholder meeting, typically to explain and to provide the company's perspective on the proposals up for consideration at the meeting. As a general matter, the Proxy Voting Director will participate in meetings with these company representatives.

Voting procedures for referral items

As discussed above, the proxy voting service will refer proxy questions to the Proxy Voting Director under certain circumstances. Unless the referred proxy question involves investment considerations (i.e., the proxy question might be seen as having a bearing on the economic interests of a shareholder in the company), the Proxy Voting Director will assist in interpreting the guidelines and, if necessary, consult with a senior staff member of the Office of the Trustees and/or the Chair of the Board Policy and Nominating Committee on how the funds' shares will be voted.

For referred proxy questions that involve investment considerations, the Proxy Voting Director will refer such questions, through an electronic request form, to Putnam Management's investment professionals for a voting recommendation. Such referrals will be made in cooperation with the person or persons designated by Putnam Management's Legal and Compliance Department to assist in processing such referral items. In connection with each item referred to Putnam Management's investment professionals, the Legal and Compliance Department will conduct a conflicts of interest review, as described below under “Conflicts of interest,” and provide electronically a conflicts of interest report (the “Conflicts Report”) to the Proxy Voting Director describing the results of such review. After receiving a referral item from the Proxy Voting Director, Putnam Management's investment professionals will provide a recommendation electronically to the Proxy Voting Director and the person or persons designated by the Legal and Compliance Department to assist in processing referral items. Such recommendation will set forth (1) how the proxies should be voted; and (2) any contacts the investment professionals have had with respect to the referral item with non-investment personnel of Putnam Management or with outside parties (except for routine communications from proxy solicitors). The Proxy Voting Director will review the recommendation of Putnam Management's investment professionals (and the related Conflicts Report) in determining how to vote the funds' proxies. The Proxy Voting Director will maintain a record of all proxy questions that have been referred to Putnam Management's investment professionals, the voting recommendation, and the Conflicts Report.

In some situations, the Proxy Voting Director may determine that a particular proxy question raises policy issues requiring consultation with the Chair of the Board Policy and Nominating Committee, who, in turn, may decide to bring the particular proxy question to the Committee or the full Board of Trustees for consideration.

Conflicts of interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if Putnam Management has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the Proxy Voting Director and the Legal and Compliance Department and otherwise remove himself or herself from the proxy voting process. The Legal and Compliance Department will review each item referred to Putnam Management's investment professionals to determine if a conflict of interest exists and will provide the Proxy Voting Director with a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside Putnam Management (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional's recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

As adopted March 11, 2005 and revised June 12, 2009 and January 24, 2014.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Portfolio Managers. The officers of Putnam Management identified below are primarily responsible for the day-to-day management of the fund's portfolio as of the filing date of this report.

Portfolio managers	Joined Fund	Employer	Positions Over Past Five Years

D. William Kohli	2002	Putnam Management 1994-Present	Co-Head of Fixed Income Previously, Team Leader, Portfolio Construction
Michael Atkin	2007	Putnam Management 1997-Present	Portfolio Manager Previously, Director of Sovereign Research
Robert Davis	2017	Putnam Management 1999-Present	Portfolio Manager Previously, Analyst
Brett Kozlowski	2017	Putnam Management 2008-Present	Portfolio Manager
Michael Salm	2011	Putnam Management 1997-Present	Co-Head of Fixed Income Previously, Team Leader, Liquid Markets and Mortgage Specialist
Paul Scanlon	2005	Putnam Management 1999-Present	Co-Head of Fixed Income Previously, Team Leader, U.S. High Yield

(a)(2) Other Accounts Managed by the Fund's Portfolio Managers.

The following table shows the number and approximate assets of other investment accounts (or portions of investment accounts) that the fund's Portfolio Managers managed as of the fund's most recent fiscal year-end. Unless noted, none of the other accounts pays a fee based on the account's performance.

Portfolio Leader or Member	Other SEC-registered open-end and closed-end funds		Other accounts that pool assets from more than one client		Other accounts (including separate accounts, managed account programs and single-sponsor defined contribution plan offerings)

	Number of accounts	Assets	Number of accounts	Assets	Number of accounts	Assets
William Kohli	16*	$6,599,500,000	19	$3,111,600,000	14**	$9,403,200,000
Michael Salm	25*	$17,720,000,000	32	$7,636,300,000	22**	$5,502,000,000
Michael Atkin	5	$4,299,400,000	7	$1,987,500,000	8**	$2,267,000,000
Paul Scanlon	25*	$11,336,000,000	33	$8,620,600,000	26	$14,828,000,000
Brett Kozlowski	18***	$7,566,200,000	16	$4,755,200,000	13	$3,022,400,000
Robert Davis	14***	$4,825,600,000	13	$1,991,500,000	10**	$2,212,600,000

*	4 accounts, with total assets of $1,132,800,000, pay an advisory fee based on account performance.
**	1 accounts, with total assets of $483,900,000 pay an advisory fee based on account performance.
***	2 accounts, with total assets of $458,400,000, pay an advisory fee based on account performance.

Potential conflicts of interest in managing multiple accounts. Like other investment professionals with multiple clients, the fund's Portfolio Managers may face certain potential conflicts of interest in connection with managing both the fund and the other accounts listed under “Other Accounts Managed by the Fund's Portfolio Managers” at the same time. The paragraphs below describe some of these potential conflicts, which Putnam Management believes are faced by investment professionals at most major financial firms. As described below, Putnam Management and the Trustees of the Putnam funds have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front- running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Putnam Management attempts to address these potential conflicts of interest relating to higher-fee accounts through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. For example, under Putnam Management's policies:

•	Performance fee accounts must be included in all standard trading and allocation procedures with all other accounts.

•	All accounts must be allocated to a specific category of account and trade in parallel with allocations of similar accounts based on the procedures generally applicable to all accounts in those groups (e.g., based on relative risk budgets of accounts).

•	All trading must be effected through Putnam's trading desks and normal queues and procedures must be followed (i.e., no special treatment is permitted for performance fee accounts or higher-fee accounts based on account fee structure).

•	Front running is strictly prohibited.

•	The fund's Portfolio Manager(s) may not be guaranteed or specifically allocated any portion of a performance fee.

As part of these policies, Putnam Management has also implemented trade oversight and review procedures in order to monitor whether particular accounts (including higher-fee accounts or performance fee accounts) are being favored over time.

Potential conflicts of interest may also arise when the Portfolio Manager(s) have personal investments in other accounts that may create an incentive to favor those accounts. As a general matter and subject to limited exceptions, Putnam Management's investment professionals do not have the opportunity to invest in client accounts, other than the Putnam funds. However, in the ordinary course of business, Putnam Management or related persons may from time to time establish “pilot” or “incubator” funds for the purpose of testing proposed investment strategies and products prior to offering them to clients. These pilot accounts may be in the form of registered investment companies, private funds such as partnerships or separate accounts established by Putnam Management or an affiliate. Putnam Management or an affiliate supplies the funding for these accounts. Putnam employees, including the fund's Portfolio Manager(s), may also invest in certain pilot accounts. Putnam Management, and to the extent applicable, the Portfolio Manager(s) will benefit from the favorable investment performance of those funds and accounts. Pilot funds and accounts may, and frequently do, invest in the same securities as the client accounts. Putnam Management's policy is to treat pilot accounts in the same manner as client accounts for purposes of trading allocation — neither favoring nor disfavoring them except as is legally required. For example, pilot accounts are normally included in Putnam Management's daily block trades to the same extent as client accounts (except that pilot accounts do not participate in initial public offerings).

A potential conflict of interest may arise when the fund and other accounts purchase or sell the same securities. On occasions when the Portfolio Manager(s) consider the purchase or sale of a security to be in the best interests of the fund as well as other accounts, Putnam Management's trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the fund or another account if one account is favored over another in allocating the securities purchased or sold — for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. Putnam Management's trade allocation policies generally provide that each day's transactions in securities that are purchased or sold by multiple accounts are, insofar as possible, averaged as to price and allocated between such accounts (including the fund) in a manner which in Putnam Management's opinion is equitable to each account and in accordance with the amount being purchased or sold by each account. Certain exceptions exist for specialty, regional or sector accounts. Trade allocations are reviewed on a periodic basis as part of Putnam Management's trade oversight procedures in an attempt to ensure fairness over time across accounts.

“Cross trades,” in which one Putnam account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay, or if such trades result in more attractive investments being allocated to higher-fee accounts. Putnam Management and the fund's Trustees have adopted compliance procedures that provide that any transactions between the fund and another Putnam-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the fund. Depending on another account's objectives or other factors, the Portfolio Manager(s) may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by the Portfolio Manager(s) when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts. As noted above, Putnam Management has implemented trade oversight and review procedures to monitor whether any account is systematically favored over time.

The fund's Portfolio Manager(s) may also face other potential conflicts of interest in managing the fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the fund and other accounts.

(a)(3) Compensation of portfolio managers. Putnam's goal for our products and investors is to deliver strong performance versus peers or performance ahead of the applicable benchmark, depending on the product, over a rolling 3-year period. Portfolio managers are evaluated and compensated, in part, based on their performance relative to this goal across the products they manage. In addition to their individual performance, evaluations take into account the performance of their group and a subjective component.

Each portfolio manager is assigned an industry competitive incentive compensation target consistent with this goal and evaluation framework. Actual incentive compensation may be higher or lower than the target, based on individual, group, and subjective performance, and may also reflect the performance of Putnam as a firm. Typically, performance is measured over the lesser of three years or the length of time a portfolio manager has managed a product.

Incentive compensation includes a cash bonus and may also include grants of deferred cash, stock or options. In addition to incentive compensation, portfolio managers receive fixed annual salaries typically based on level of responsibility and experience.

For this fund, the peer group Putnam compares fund performance against is its broad investment category as determined by Lipper Inc. and identified in the shareholder report included in Item 1.

(a)(4) Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund's last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

x	: Assets in the fund

	Year	$0	$0-$10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,001-$1,000,000	$1,000,001 and over

William Kohli	2017							x
	2016							x
Michael Atkin	2017	x
	2016	x
Robert Davis	2017	x
	2016	x
Brett Kozlowski	2017	x
	2016	x
Michael Salm	2017						x
	2016						x
Paul Scanlon	2017	x
	2016	x

(b) Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Registrant Purchase of Equity Securities
				Maximum
			Total Number	Number (or
			of Shares	Approximate
			Purchased	Dollar Value)
			as Part	of Shares
			of Publicly	that May Yet Be
	Total Number	Average	Announced	Purchased
	of Shares	Price Paid	Plans or	under the Plans
Period	Purchased	per Share	Programs*	or Programs**

August 1 — August 31, 2016	101,700	$4.89	101,700	5,703,582
September 1 — September 30, 2016	146,722	$4.84	146,722	5,556,860
October 1 — October 7, 2016	—	—	—	5,556,860
October 8 — October 31, 2016	426,876	$4.88	426,876	10,490,348
November 1 — November 30, 2016	718,421	$4.83	718,421	9,771,927
December 1 — December 31, 2016	659,569	$4.97	659,569	9,112,358
January 1 — January 31, 2017	113,051	$5.05	113,051	8,999,307
February 1 — February 28, 2017	—	—	—	8,999,307
March 1 — March 31, 2017	—	—	—	8,999,307
April 1 — April 30, 2017	—	—	—	8,999,307
May 1 — May 31, 2017	—	—	—	8,999,307
June 1 — June 30, 2017	—	—	—	8,999,307
July 1 — July 31, 2017	—	—	—	8,999,307

*	In October 2005, the Board of Trustees of the Putnam Funds initiated the closed-end fund share repurchase program, which, as subsequently amended, authorized the fund to repurchase of up to 10% of its fund's outstanding common shares over the two-years ending October 5, 2007. The Trustees have subsequently renewed the program on an annual basis. The program renewed by the Board in September 2015, which was in effect between October 8, 2015 and October 7, 2016, allowed the fund to repurchase up to 11,512,820 of its shares. The program renewed by the Board in September 2016, which is in effect between October 8, 2016 and October 7, 2017, allows the fund to repurchase up to 10,917,224 of its shares.

**	Information prior to October 7, 2016 is based on the total number of shares eligible for repurchase under the program, as amended through September 2015. Information from October 8, 2016 forward is based on the total number of shares eligible for repurchase under the program, as amended through September 2016.

In September 2017, the Trustees approved the renewal of the repurchase program of the fund to repurchase up to 10% of the outstanding common shares over the 12-month period ending October 9, 2018(based on shares outstanding as of October 9, 2017).

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Premier Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: September 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: September 29, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: September 29, 2017